UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under § 240.14a-12

CSW INDUSTRIALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials:
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Invitation to
2017 Annual Meeting
of Stockholders

Tuesday, August 15, 2017

9:00 a.m., local time

Hilton Dallas Lincoln Centre
5410 Lyndon B. Johnson Freeway
Dallas, Texas 75240

Dear Fellow Stockholder:

On behalf of your Board of Directors, I am pleased to invite you to attend CSW Industrials’ 2017 Annual Meeting of Stockholders. The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted.

Whether or not you are able to attend in person, we invite you to read this year’s Proxy Statement that highlights many of our key activities and accomplishments in fiscal 2017 and presents the matters for which we are seeking your vote at the 2017 Annual Meeting.

Fiscal year 2017 marked our first full year as an independent, publicly traded company, following our successful spin-off from Capital Southwest Corporation in September 2015. Fiscal 2017 was a year of transition for our organization, as we made significant progress in our journey from being a collection of separately-run operating companies toward being an integrated, diversified industrial manufacturer. Our continued integration initiatives enabled us to drive above market growth in revenues and profits in certain parts of the business, while in others, we undertook restructuring initiatives to help better weather challenging end markets and be better positioned to capitalize on end market opportunities. We remain confident that we have created a strong standalone company in CSW Industrials, and that we are taking the appropriate actions to further strengthen and position the company to execute on our strategic plans and create long-term stockholder value.

We have made several enhancements to our disclosures for this year’s Proxy Statement, particularly within the Executive Compensation and Compensation Discussion and Analysis sections. We hope the Proxy Statement demonstrates our continuing commitment to transparent, comprehensive disclosure as well as simply and clearly explaining the information our stockholders desire.

Your vote is very important to us and to our business. Prior to the meeting, I encourage you to sign and return your proxy card, or use telephone or Internet voting, so that your shares will be represented and voted at the meeting. You can find instructions on how to vote beginning on page 9.

I hope to see you at the meeting. Thank you in advance for voting and for your continued support of CSW Industrials.

Very truly yours,

Joseph B. Armes

Chairman and
Chief Executive Officer

Table of Contents

PROXY SUMMARY	5
PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS	8
Solicitation	8
Voting	9
Stockholder Proposals and Nominations	10
PROPOSAL ONE: ELECTION OF DIRECTORS	11
Required Vote and Recommendation	11
Board of Directors - Biographical Information	12
Role of the Board; Corporate Governance Matters	15
Committees of the Board	17
Board of Directors Compensation	19
Compensation Committee Interlocks and Insider Participation	20
SENIOR MANAGEMENT	21
EXECUTIVE COMPENSATION	22
Compensation Discussion and Analysis	22
Annual Executive Compensation Program Review and Compensation Risk	36
Compensation & Talent Development Committee Report	36
Summary Compensation Table	37
2017 Grants of Plan-Based Awards	39
Outstanding Equity Awards at Year-End 2017	40
2017 Option Exercises and Stock Vested	41
2017 Pension Benefits	41
Potential Payments upon Termination or Change-In-Control	41
PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION	45
Required Vote and Recommendation	45
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	47
SECURITY OWNERSHIP OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS	48
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	49
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	50
2017 Proxy Statement	2

Back to Contents

PROPOSAL THREE: AMEND THE CHARTER TO ELIMINATE THE CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS	51
Reasons for Declassification	51
Required Vote and Recommendation	52
PROPOSAL FOUR: AMEND THE CHARTER TO IMPLEMENT MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS	53
Reasons for Implementing Majority Voting	53
Required Vote and Recommendation	53
PROPOSAL FIVE: APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE 2015 EQUITY AND INCENTIVE COMPENSATION PLAN	54
Primary Purpose of the Proposal	54
Performance Measures	55
Summary of the Incentive Plan	55
U.S. Federal Income Tax	61
Required Vote and Recommendation	62
EQUITY COMPENSATION PLAN INFORMATION	63
PROPOSAL SIX: RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2018	64
Required Vote and Recommendation	64
REPORT OF THE AUDIT COMMITTEE	65
OTHER AUDIT INFORMATION	66
Relationship with Independent Registered Public Accounting Firm	66
Audit and Non-Audit Fees and Services	66
Audit Committee Approval Policy	66
OTHER MATTERS	67
ANNEX A CHARTER AMENDMENTS TO DECLASSIFY THE BOARD OF DIRECTORS AND IMPLEMENT MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS	A-1
ANNEX B CSW INDUSTRIALS, INC. AMENDED AND RESTATED 2015 EQUITY AND INCENTIVE COMPENSATION PLAN	B-1
2017 Proxy Statement	3

Back to Contents

Notice of
Annual Meeting
of Stockholders

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of CSW Industrials, Inc. (the “Company”) will be held on Tuesday, August 15, 2017 at 9:00 a.m., local time, at the Hilton Dallas Lincoln Centre, which is located at 5410 Lyndon B. Johnson Freeway, Dallas, Texas 75240. Directions to the Annual Meeting and a map of the area are included in the proxy materials on the inside back cover and are also available online at www.proxyvote.com.

Stockholders of record of the Company’s common stock, par value $0.01 per share, at the close of business on June 28, 2017 are entitled to notice of and to vote at the Annual Meeting.

At the Annual Meeting, stockholders will vote on the following matters either in person or by proxy:

■

the election of two directors to serve a term expiring at the 2020 annual meeting of stockholders;

■

an advisory vote to approve the Company’s executive compensation, or the “say on pay” vote;

■

amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), which will remove the classified structure of our Board of Directors and provide for the annual election of directors;

■

amendments to the Charter, which will provide for directors to be elected by majority stockholder vote in uncontested director elections;

■

the approval of the material terms of the performance goals under the CSW Industrials, Inc. 2015 Equity and Incentive Compensation Plan;

■

the ratification of the appointment of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal year 2018; and

■

the transaction of any other business properly presented at the Annual Meeting.

The enclosed proxy statement contains other important information that you should read and consider before you vote. The proxy statement and annual report to stockholders and any other proxy materials are available at www.proxyvote.com. For additional related information, please refer to the “Important Notice of Electronic Availability of Materials for the Stockholder Meeting to be held on August 15, 2017” in the enclosed proxy statement.

Your vote is important, and whether or not you plan to attend the Annual Meeting, your prompt cooperation in voting is greatly appreciated. We encourage you to vote using the Internet. You may also vote by telephone or by mail. Instructions regarding all three methods of voting are included in the proxy card and the proxy statement.

Thank you in advance for voting and for your support of the Company.

By Order of the Board of Directors,

Luke E. Alverson

Senior Vice President,
General Counsel and Secretary

July 7, 2017

Back to Contents

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find additional information in this proxy statement.

2017 Annual Meeting of Stockholders

Date and Time:	August 15, 2017, 9:00 a.m., local time
Record Date:	June 28, 2017
Location:	Hilton Dallas Lincoln Centre, 5410 Lyndon B. Johnson Freeway, Dallas, Texas 75240

Voting Matters

	Board Vote Recommendation	Page Reference (for more detail)
Election of Directors	FOR each Director Nominee	11
Management Proposals:
Advisory Vote on Executive Compensation	FOR	45
Charter amendments to remove classified Board structure	FOR	51
Charter amendments to provide for Board member election by majority vote in uncontested director elections	FOR	53
Approval of the 2015 Equity and Incentive Compensation Plan for 162(m) purposes	FOR	54
Ratification of Auditors	FOR	64

How to Vote (page 9)

You can vote by any of the following methods:

■

Internet (www.proxyvote.com) until August 14, 2017

■

Telephone (1-800-690-6903) until August 14, 2017

■

Completing, signing and returning your proxy or voting instruction card before August 14, 2017

■

In person, at the annual meeting, if you are a registered stockholder. You may deliver a completed proxy card or vote by ballot at the meeting after presenting a valid, government-issued photo identification card.

Governance Highlights

Board Independence	■ Six out of seven of our Board members are independent ■ Our Chairman and CEO is our only management director
Board Composition
■

The Board regularly assesses its performance through Board and committee self-evaluations

■

The Nominating & Corporate Governance Committee leads the full Board in considering Board competencies in light of Company strategy

Board Committees	■ We have three committees – Audit; Compensation & Talent Development; and Nominating & Corporate Governance ■ All committees are composed entirely of independent directors
Leadership Structure
■

Our lead independent director works closely with our Chairman and CEO in fulfilling responsibilities and duties

■

Among other duties, our lead independent director chairs executive sessions of the independent directors

Risk Oversight
■

Our Board is responsible for risk oversight and has designated committees to have particular oversight of certain key risks

■

Our Board oversees management as management fulfills its responsibilities for the assessment and mitigation of risks

Open Communication	■ We encourage open communication and strong working relationships among the lead independent director, Chairman and other directors ■ Our directors have access to management and employees
Director Stock Ownership	■ Our directors are required to own five times their annual base retainer
2017 Proxy Statement	5

Back to Contents

Board Nominees (page 12)

Name	Age	Director Since	Occupation	Committee Memberships	Other Public Company Boards
Linda A. Livingstone, Ph.D.	57	2015	President, Baylor University	Compensation & Talent Development (Chair)	None
William F. Quinn	69	2015	Independent Corporate Director	Audit Committee (Chair); Compensation & Talent Development	None

Senior Management (page 21)

Name	Age	Position	Since	Previous Position
Joseph B. Armes*	55	Chairman and CEO	October 2015	Chairman and CEO, Capital Southwest Corporation
Christopher J. Mudd*	56	President and Chief Operating Officer	October 2015	Chief Operating Officer, Capital Southwest Corporation
Gregg W. Branning*	56	Executive Vice President, Chief Financial Officer	June 2016	Senior VP, Chief Financial Officer, Myers Industries, Inc.
Luke E. Alverson*	39	Senior VP, General Counsel and Secretary	February 2016	Vice President, Corporate Legal Services and Asst. Secretary, Flowserve Corp.
Craig J. Foster	51	Senior VP & GM, Specialty Chemicals	January 2016	VP & GM, Zeon Chemicals
Don J. Sullivan	54	Senior VP & GM, Industrial Products	January 2016	Chief Operating Officer, RectorSeal
* Denotes executive officer

Executive Compensation Highlights (page 22)

Objectives and Principles

Our key compensation objectives are to attract and retain key leaders, reward current performance, drive future performance and align the long-term interests of our executives with those of our stockholders. We use the following principles to effect these objectives:

■

Compensation Should be Primarily Performance-Based – a significant portion of our executives’ total compensation should be tied to how well they perform individually and should be “at risk” based on how well the Company performs consistent with our business objectives.

■

Performance-Based Incentive Compensation Should Have External Benchmarks – we believe internal performance metrics without comparison to relevant external benchmark yield an incomplete measure of Company performance.

■

Compensation Levels Should be Market Competitive – our executive compensation program is compared to relevant market data to ensure we encourage building long-term stockholder value and attract and retain the right talent.

■

Incentive Compensation Should Represent the Majority of Total Compensation – most of an executive’s total target compensation should be based on incentives, and the proportion of an executive’s total compensation that is “at risk” based on individual or Company performance should increase with the scope and level of responsibilities.

■

Incentive Compensation Should Balance Short-Term and Long-Term Performance – we use annual cash incentive opportunities and equity-based awards to balance the Company’s short- and long-term performance objectives.

■

The Executive Compensation Program Should be Reviewed Annually for Effectiveness – our Compensation & Talent Development Committee conducts an annual review of all executive compensation program components to ensure alignment with our compensation objectives.

Executive Compensation Program Elements

2017 Proxy Statement	6

Back to Contents

Component	Form	Description
Base Salary	Cash	Fixed cash compensation based on responsibilities of the position and generally set at levels below the 50th percentile of companies within a comparator peer group and the broader market
Annual Incentive	Performance Cash Award	Annual cash incentive for achievement of pre-determined financial and individual performance metrics
Long-Term Incentive	Performance Shares (50% of total grant value)	Cliff vests at end of a three-year period based on TSR performance against an external benchmark group
	Restricted Stock (50% of total grant value)	Vests ratably over a three-year period, has voting rights and eligible to receive dividends (if any) from date of grant
Other	Health, Welfare and Retirement Programs	Executives participate in benefit programs that are offered to other salaried employees, including: ■ Employee Stock Ownership Plan ■ Qualified 401(k) Plan
	Severance Benefits	Standardized benefits for executive officers in the event of termination without cause by the Company or for good reason by the executive
	Change-in-Control Benefits	Standardized “double trigger” severance benefits for executive officers in the event of termination following a change in control
	Other Benefits	No perquisites offered, other than those generally provided to all employees

Fiscal 2017 Executive Total Target Compensation Mix

Fiscal 2017 Executive Compensation Summary (page 37)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joseph B. Armes	2017	500,000	─	1,229,161	1,220,091	13,004	75,168	3,037,424
Chairman and CEO
Gregg W. Branning	2017	243,182	125,000	440,676	194,480	─	67,869	1,071,207
Executive VP, CFO
Christopher J. Mudd	2017	325,500	─	372,241	233,376	─	60,187	991,304
President and COO
Luke E. Alverson	2017	275,000	─	127,560	97,240	─	50,171	549,971
Senior VP, General Counsel & Secretary
Kelly Tacke(1)	2017	105,406	─	132,898	─	─	1,756,646	1,994,950
Former Chief Financial Officer
(1) Ms. Tacke transitioned from her role with the Company effective June 15, 2016.
2017 Proxy Statement	7

Back to Contents

PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

Solicitation

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of CSW Industrials, Inc., a Delaware corporation (the “Company”), of proxies to be voted at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Tuesday, August 15, 2017 at the Hilton Dallas Lincoln Centre, 5410 Lyndon B. Johnson Freeway, Dallas, Texas 75240, and at any adjournments or postponements of this scheduled meeting. The use of “we,” “us” or “our” in this proxy statement refers to the Company.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 15, 2017

Pursuant to Securities and Exchange Commission (“SEC”) rules, we may furnish proxy materials, including this proxy statement and the Company’s annual report for the year ending March 31, 2017, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which was mailed to most of our stockholders, will explain how you may access and review the proxy materials and how you may submit your proxy on the Internet. If you would like to receive a paper or electronic copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Stockholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice of Internet Availability and are receiving the proxy materials in the format requested.

This proxy statement and the Company’s annual report for the year ending March 31, 2017 are also available electronically at www.proxyvote.com.

To access and review the materials electronically:

1.

Have your proxy card or voting instructions available.

2.

Go to www.proxyvote.com and input the 12-digit control number from the proxy card.

3.

Click the “2017 Proxy Statement” in the right column.

We encourage you to review all of the important information contained in the proxy materials before voting. If you would like to attend the Annual Meeting in person, please refer to the inside back cover of this proxy statement or www.proxyvote.com for directions to the meeting.

The proxy materials are being mailed to stockholders on or about July 7, 2017.

Cost of Proxy Solicitation

The solicitation of proxies is made by our Board and will be conducted primarily by mail. Brokerage firms and other custodians, nominees and fiduciaries are reimbursed by the Company for reasonable out-of-pocket expenses that they incur to send proxy materials to stockholders and solicit their votes. In addition to this mailing, proxies may be solicited, without extra compensation, by our officers and employees, by mail, telephone, facsimile, electronic mail and other methods of communication. The Company bears the full cost of soliciting proxies. The Company has also retained Alliance Advisors to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of the Company’s common stock, par value $0.01 per share (“common stock”). For these services, the Company will pay Alliance Advisors a fee of $8,500 plus reimbursement for reasonable out-of-pocket expenses.

Stockholders Sharing an Address

To reduce the expenses of delivering duplicate proxy materials, we deliver one annual report and proxy statement to multiple stockholders sharing the same mailing address unless otherwise requested. We will promptly send a separate annual report and proxy statement to a stockholder at a shared address upon request at no cost. Stockholders with a shared address may also request that we send a single copy in the future if we are currently sending multiple copies to the same address. Requests related to delivery of proxy materials may be made by calling Investor Relations at 203.682.8311 or by writing to CSW Industrials, Inc., Attention: Investor Relations, 5420 Lyndon B. Johnson Freeway, Suite 500, Dallas, Texas 75240. Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or similar organization to request information about this “householding” procedure.

2017 Proxy Statement	8

Back to Contents

Voting

Who May Vote and Number of Votes

If you are a stockholder of record at the close of business on June 28, 2017 (the “Record Date”), you may vote on the matters proposed in this proxy statement. You have one vote for each share you own.

Quorum for the Meeting

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting and represented in person or by proxy constitutes a quorum. A quorum is necessary to conduct business at the Annual Meeting. You are part of the quorum if you have voted. Shares that the holder abstains from voting on a particular proposal are counted as present at the meeting for purposes of determining a quorum.

Broker non-votes are also counted as present for purposes of determining a quorum. A “broker non-vote” occurs when a broker holding shares in “street name” for a beneficial owner is represented in person or by proxy at the meeting but does not vote on a particular proposal because the broker has not received voting instructions from the beneficial owner and cannot or chooses not to vote the shares in its discretion for that particular proposal.

Counting of Votes

The voting standards required to elect directors and approve the other proposals, as well as the treatment of abstentions and broker non-votes, are described with each proposal under the respective “Required Vote and Recommendation” heading.

If your shares are held through a broker, your vote instructs the broker how you want your shares to be voted. If you vote on each proposal, your shares will be voted in accordance with your instructions. Brokers may vote shares they hold in “street name” on behalf of beneficial owners who have not voted with respect to certain “routine” matters. The proposal to ratify the appointment of Grant Thornton LLP (Proposal Six) is considered a routine matter, so brokers may vote shares on this matter in their discretion if no voting instructions are received. However, the election of directors (Proposal One), the advisory vote on executive compensation (Proposal Two), the vote on amendments to our Charter to remove our classified Board structure and implement majority voting in uncontested director elections (Proposals Three and Four), and the vote on the material terms of the performance goals for our 2015 Equity and Incentive Compensation Plan (Proposal Five) are NOT considered routine matters, so brokers have no discretion to vote shares for which no voting instructions are received, and no vote will be cast if you do not vote on those items. We therefore urge you to vote FOR on all voting items.

The advisory vote on executive compensation is non-binding, meaning that our Board is not obligated to take any actions, or to adjust our executive compensation programs or policies, as a result of the vote.

There are no dissenters’ rights of appraisal with respect to the matters to be acted upon at the meeting.

At the close of business on the Record Date, 15,889,780 shares of common stock were issued and outstanding (excluding treasury shares) that may be voted at the Annual Meeting.

How to Vote

Voting by Holders Whose Shares are Registered in the Name of a Brokerage Firm or Bank. If your shares are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares voted. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the broker, bank or other nominee that holds their shares to confirm their stockholder status for entry into the Annual Meeting.

Voting by Holders for Whose Shares are Registered Directly in the Name of Stockholder. If you hold your shares in your own name as a holder of record, you must vote your shares in person at the Annual Meeting or instruct the proxy holders named on the proxy card how to vote your shares by either (i) using the Internet website or the toll-free telephone number set forth below or (ii) signing, dating and mailing the enclosed proxy card to our independent proxy tabulation firm, Broadridge Investor Communications Services (“Broadridge”), in the enclosed envelope. Each of these voting methods is described below:

■

Vote by Internet. You have the option to vote using the Internet at www.proxyvote.com by following the on-screen instructions that will direct you how to vote your shares. Internet voting is available 24 hours a day, seven days a week, until 11:59 p.m.,

2017 Proxy Statement	9

Back to Contents

Eastern Time, on August 14, 2017. Have your proxy card available when you access the Internet website. IF YOU VOTE BY INTERNET, YOU DO NOT NEED TO RETURN A PROXY CARD.

■

Vote by Telephone. You have the option to vote by telephone by calling 1.800.690.6903 toll-free from the United States and Canada and following the series of voice instructions that will direct you how to vote your shares. Have your proxy card available when you place your telephone call. Telephone voting is available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time, on August 14, 2017. IF YOU VOTE BY TELEPHONE, YOU DO NOT NEED TO RETURN A PROXY CARD.

■

Vote by Mail. You may mark the enclosed proxy card, sign and date it and return it to Broadridge in the enclosed envelope as soon as possible before the Annual Meeting. Your signed proxy card must be received by Broadridge prior to the date of the Annual Meeting for your vote to be counted at the Annual Meeting.

■

Vote in Person. If you are a registered stockholder and attend the Annual Meeting in person, you may deliver a completed proxy card or vote by ballot at the Annual Meeting upon presentation of valid, government issued photo identification.

Changing Your Vote

If you are a registered stockholder, you may revoke your proxy at any time before it has been exercised at the Annual Meeting by:

■

timely mailing in a revised proxy dated later than the prior submitted proxy;

■

timely notifying the Corporate Secretary in writing that you are revoking your proxy;

■

timely casting a new vote by telephone or the Internet; or

■

appearing in person and voting by ballot at the Annual Meeting.

If you are a beneficial stockholder, please contact your bank, broker or nominee for instructions on how to change your vote.

Vote Tabulations

Tabulation of voted proxies will be handled by Broadridge, an independent firm. Broadridge is the inspector of elections for the Annual Meeting.

Stockholder Proposals and Nominations

The rules of the SEC provide that certain stockholder proposals may be eligible for inclusion in our 2018 proxy statement. These stockholder proposals must comply with the requirements of Rule 14a-8, including a requirement that stockholder proposals be received by the Corporate Secretary no later than March 17, 2018. We strongly encourage any stockholder interested in submitting a proposal to contact the Corporate Secretary in advance of this deadline to discuss the proposal. The Nominating & Corporate Governance Committee reviews all stockholder proposals and makes recommendations to the Board for action on such proposals.

Alternatively, under the Company’s Bylaws, if a stockholder does not want to submit a proposal for inclusion in our proxy statement but wants to introduce it at our 2018 annual meeting, or intends to nominate a person for election to the Board directly (rather than by recommending such person as a candidate to our Nominating & Corporate Governance Committee as described below under “Board of Directors—Committees of the Board — Nominating & Corporate Governance Committee”), the stockholder must submit the proposal or nomination in writing between April 17, 2018 and May 17, 2018. If, however, the 2018 annual meeting is held more than 30 days before or more than 30 days after the anniversary of the 2017 Annual Meeting, the stockholder must submit any such proposal no later than the 90th calendar day prior to the 2018 annual meeting or 10 days following the date on which the date of the 2018 annual meeting is publicly announced. The stockholder’s submission must be made by a registered stockholder on his or her behalf or on behalf of a beneficial owner of the shares, and must include detailed information specified in our Bylaws concerning the proposal or nominee, as the case may be, and detailed information as to the stockholder’s interests in Company securities. We will not entertain any proposals or nominations at the 2018 annual meeting that do not meet these requirements.

If the stockholder does not comply with the requirements of the SEC, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. The Company’s Bylaws are posted on our website at www.cswindustrials.com under the “Investors — Corporate Governance” caption. To make a submission or to request a copy of the Company’s Bylaws, stockholders should contact our Corporate Secretary at the following address:

CSW Industrials, Inc.
5420 Lyndon B. Johnson Freeway, Suite 500
Dallas, Texas 75240
Attention: Corporate Secretary

2017 Proxy Statement	10

Back to Contents

PROPOSAL ONE: ELECTION OF DIRECTORS

The Company’s Board currently consists of seven directors. There are currently three classes of directors, and the members of each class hold office until the third succeeding annual meeting of stockholders after which they were elected. The Board has nominated Linda Livingstone and William Quinn, whose terms of office are expiring at the 2017 Annual Meeting, to serve a new term that will expire at the 2020 annual meeting of stockholders. Biographical information regarding the nominees is provided below under the headings “Board of Directors—Biographical Information—Nominees to Serve an Annual Term Expiring at the 2020 Annual Meeting of Stockholders.”

As described under “Proposal Three—Amend the Charter to Eliminate the Classified Structure of the Board of Directors”, the Company is submitting a proposal for stockholder approval at this Annual Meeting that, if approved, would eliminate the classified structure of the Board. If Proposal Three is approved by our stockholders, the annual election of Board members would be phased in, with Board members whose terms expire being elected for annual terms beginning at the 2018 annual meeting of stockholders. The current terms of previously-elected directors (including those directors under this Proposal One) will not be affected. As such, the outcome of the vote on Proposal Three will not impact the election of directors under this Proposal One at this Annual Meeting.

Required Vote and Recommendation

Our Bylaws currently require that Board nominees will be elected by a plurality of the affirmative votes cast in person or represented by proxy. Abstentions and broker non-votes will have no effect on the determination of whether a plurality exists with respect to a given nominee. The nominees receiving the highest number of affirmative votes will be elected.

The individuals named as proxies on the enclosed proxy card will vote your proxy “FOR” the election of these nominees unless you instruct otherwise or you withhold authority to vote for any one or more of them. If any director is unable to stand for re-election, the Board may reduce the number of directors or choose a substitute. The nominees have indicated their willingness to serve as a director, and we have no reason to believe the nominees will not be able to stand for re-election.

The Board recommends that you vote “FOR” the election of Dr. Livingstone and Mr. Quinn to serve as directors.

2017 Proxy Statement	11

Back to Contents

Board of Directors - Biographical Information

Nominees to Serve a Term Expiring at the 2020 Annual Meeting of Stockholders

LINDA A. LIVINGSTONE, PH.D.

Age 57
Director since September 2015
Independent

Committees

■

Compensation & Talent Development, Chair

Experience

Dr. Livingstone is currently the President of Baylor University, a position she has held since June 2017. From August 2014 through May 2017, she served as Dean of The George Washington University School of Business, and she previously served as Dean of the Graziadio School of Business and Management at Pepperdine University from June 2002 through July 2014. Dr. Livingstone began her academic career at Baylor University, where she served for eleven years as an Assistant and then Associate Professor of Management and most recently as Associate Dean for Graduate Programs. From 2010 to 2016, Dr. Livingstone served as a member of the Board of Directors for the Association to Advance Collegiate Schools of Business, the preeminent international accrediting body for business schools, including serving as chair of the Board of Directors from 2014 to 2015. Dr. Livingstone is the past Chair of the Board of Directors of Oaks Christian School in Westlake Village, California, currently serves on the Board of Directors at Trinity Christian School in Fairfax, Virginia, and is a former Board Member of the Graduate Management Admissions Council, the organization that administers the GMAT exam.

Key Skills and Qualifications

We believe Dr. Livingstone is well qualified to serve as a director due to her extensive experience as an administrator and educator in the field of business administration, which provide a valuable perspective on strategic planning, corporate governance, compliance, executive compensation and leadership development matters.

WILLIAM F. QUINN

Age 69
Director since September 2015
Independent

Committees

■

Audit Committee, Chair

■

Compensation & Talent Development

Experience

From April 2009 through September 2015, Mr. Quinn served as Executive Chairman and Founder of American Beacon Advisors, a mutual fund advisory firm. Mr. Quinn also serves as Independent Trustee of the National Railroad Retirement Investment Trust. Mr. Quinn served as President and CEO of American Beacon Advisors from the time the firm was created in 1986 until 2009. Mr. Quinn joined American Airlines’ former subsidiary, Sky Chefs Inc., in 1974 and became Vice President and Controller in 1978. He served as Assistant Treasurer of American Airlines from 1979 to 1986 with responsibility for overseeing and managing the American Airlines short-term cash portfolio and pension funds. Prior to joining American Airlines, Mr. Quinn worked for Arthur Young & Company in New York. Mr. Quinn is a former Chairman of the Committee for the Investment of Employee Benefits (CIEBA), a nationally recognized organization of large corporate pension funds. In prior roles, he has served on the boards of the American Airlines Federal Credit Union, Crescent Real Estate Equities, Inc., the publicly traded Special Acquisition Companies affiliated with Thomas Hicks and the American Beacon mutual funds.

Key Skills and Qualifications

We believe Mr. Quinn is well qualified to serve as a director due to his extensive financial, accounting, and compensation and benefits expertise. Mr. Quinn also has broad executive and board leadership experience and compliance and governance expertise.

2017 Proxy Statement	12

Back to Contents

Directors Serving a Term Expiring at the 2018 Annual Meeting of Stockholders

JOSEPH B. ARMES

Age 55
Director since September 2015

Experience

Mr. Armes has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since September 2015. Prior to the Company’s spin-off from Capital Southwest Corporation, a capital provider to middle market companies, in September 2015, Mr. Armes served as the Chief Executive Officer and President of Capital Southwest Corporation from June 2013 to September 2015, and as a board member and president of the Company’s predecessor from November 2014 to September 2015. He currently serves as Chairman of the Capital Southwest Corporation board of directors, a position he has held since January 2014; as disclosed by Capital Southwest Corporation, Mr. Armes will resign from the Capital Southwest Corporation board of directors in August 2017. Since December 2013, Mr. Armes has served as a board member and as audit committee chairman for RSP Permian, Inc., an independent oil and natural gas exploration and production company. From 2005 to 2010, Mr. Armes served as the Chief Operating Officer of Hicks Holdings LLC, a private investment firm. Prior to 2005, he served as Executive Vice President, Chief Financial Officer and General Counsel of Hicks Sports Group, LLC, an owner and manager of various professional sports teams. Rangers Equity Holdings GP LLC, a subsidiary of Hicks Sports Group LLC, had an involuntary bankruptcy petition filed against it in the U.S. Bankruptcy Court for the Northern District of Texas on May 28, 2010. He also previously served as Executive Vice President and General Counsel of Suiza Foods Corporation (now Dean Foods Company), a publicly traded food and beverage company, and as Vice President and General Counsel of The Morningstar Group, Inc., a publicly traded food and beverage company.

Key Skills and Qualifications

We believe Mr. Armes is well qualified to serve as a director due to his position as the Company’s Chief Executive Officer, which provides the Board with intimate knowledge of the Company’s day-to-day operations. Mr. Armes also has broad executive and board leadership experience, compliance and governance expertise, and extensive corporate development experience, which supports the Company’s strategic growth plans.

ROBERT M. SWARTZ

Age 65
Director since September 2015
Independent, Lead Independent Director

Committees

■

Nominating & Corporate Governance, Chair

■

Audit

Experience

From January 2011 until June 2016, Mr. Swartz has served as the Executive Vice President and Chief Operating Officer for Glazer’s, Inc., a privately held distributor of wines and spirits, until Glazer’s combination with Southern Wine and Spirits. From July 2016 through December 2016, Mr. Swartz oversaw the integration of the combined company, Southern Glazer’s Wine and Spirits of America. Since January 2017, Mr. Swartz has served as a member of the board of managers of Glazer’s Beer & Beverage, LLC. Previously, Mr. Swartz was Managing Director and Partner of Hicks Equity Partners LLC, a privately held investment firm. Since 2011, Mr. Swartz has served on the board of directors of Environmental Pest Services LLC. From September 2009 to March 2015, Mr. Swartz served on the board of directors of Resolute Energy Corporation, and from 2011 through 2015, served on the board of directors of Ocular LCD, Inc. Mr. Swartz also served in various executive positions at Centex Corporation from 1999 to 2007.

Key Skills and Qualifications

We believe Mr. Swartz is well qualified to serve as a director due to his experience and expertise in corporate development, finance and accounting. Mr. Swartz also has extensive executive and board leadership experience as well as deep operational expertise.

2017 Proxy Statement	13

Back to Contents

Directors Serving a Term Expiring at the 2019 Annual Meeting of Stockholders

MICHAEL R. GAMBRELL

Age 63
Director since September 2015
Independent

Committees

■

Nominating & Corporate Governance

Experience

Mr. Gambrell is a former Executive Vice President of The Dow Chemical Company, a publicly traded chemicals company, and served as an advisor to the Chairman and CEO of Dow from 2011 to 2012. He retired in December 2012 after serving 37 years with Dow. During his time at Dow, Mr. Gambrell served on the company’s Executive Leadership Committee, Strategy Board, Sustainability Team and Geographic Leadership Council, and he is an ex officio member of Dow’s board of director’s Environment, Health and Safety Committee. In 2012, Mr. Gambrell founded GamCo, LLC, a privately-held company providing advisory services to public, private equity, and start-up companies as well as non-profit organizations. From 2012 to 2015, he served as Chairman of the Campbell Institute, and also served as a director and member of the Executive Committee and Strategic Planning Committee of the National Safety Council from 2011 to 2015. Mr. Gambrell formerly served as a director of TRW Automotive Inc. and as a member of the TRW audit committee, from 2007 until the company’s sale in 2015. He is also a Director Emeritus of the US-India Business Council. Mr. Gambrell served as a member of The University of Michigan Engineering Advisory Council from 2006 to 2012. From 2010 to 2012, Mr. Gambrell served on the U.S. Department of Commerce Manufacturing Council, which advises the Secretary of Commerce on matters related to the competitiveness of the U.S. manufacturing sector.

Key Skills and Qualifications

We believe Mr. Gambrell is well qualified to serve as a director due to his executive and board leadership experience and extensive knowledge of the chemicals industry, which provide a deep understanding of the Company’s products, customers, end markets, competitive landscape, and operational challenges and opportunities. In addition, Mr. Gambrell has extensive corporate development experience and integration expertise, as well as his knowledge and experience in addressing health, safety and environmental issues, which provide unique insight to the Company’s strategic growth plans.

TERRY L. JOHNSTON

Age 59
Director since January 2017
Independent

Committees

■

Audit

■

Nominating & Corporate Governance

Experience

Mr. Johnston currently serves as Executive Vice President and Chief Operating Officer of the Commercial Segment of Lennox International Inc., a leading international provider of heating and cooling systems and technologies for residential and commercial applications. Mr. Johnston has served in his current role since January 2013 and has held roles of increasing responsibility with Lennox International since joining in 2001. Prior to his time with Lennox International, Mr. Johnston spent 20 years with General Electric Company, serving primarily in marketing and commercial leadership roles.

Key Skills and Qualifications

We believe Mr. Johnston is well qualified to serve as a director due to his executive leadership experience and extensive knowledge of the Company’s served industrial markets. In addition, Mr. Johnston has extensive strategic planning experience and operational and commercial expertise, which positions him well to support the Company’s growth strategy and manufacturing optimization focus.

2017 Proxy Statement	14

Back to Contents

J. KENT SWEEZEY

Age 64
Director since December 2016
Independent

Committees

■

Audit

■

Compensation & Talent Development

Experience

Mr. Sweezey is a founding partner of Turnbridge Capital, LLC, an energy services, equipment and infrastructure-focused private equity firm, which was founded in 2008. He currently serves as a member of the boards of directors of Impact Selector, Inc. and DeBusk Services Group. Prior to co-founding Turnbridge Capital, Mr. Sweezey served as the Managing Partner of Centre Southwest Partners, LLC, a middle-market private equity firm focused primarily on energy services and equipment-related investments. Prior to his time with Centre Southwest Partners, Mr. Sweezey was with Donaldson, Lufkin & Jenrette (“DLJ”) and its successor firm, Credit Suisse First Boston, from 1984 to 2002, serving most recently as a managing director, where he focused on transactions for companies in the energy sector, as well as companies in the consumer products, building products, and manufacturing sectors. Mr. Sweezey was also involved in DLJ’s early principal investing activities through its investments in Seven-Up Company, Dr Pepper/Seven-Up Companies, and Dr Pepper Bottling Company of Texas, where he served on the board of directors from 1989 to 1999.

Key Skills and Qualifications

We believe Mr. Sweezey is well qualified to serve as a director due to his executive leadership experience, strategic acquisition and financial expertise, and governance expertise. His extensive experience in corporate development matters positions him well to support the execution of the Company’s growth strategy and capital allocation plans.

Role of the Board; Corporate Governance Matters

The Board has a duty to oversee the Chief Executive Officer and other senior management in the competent and ethical operation of the Company and help ensure that our stockholders’ best interests are being served. In its efforts to satisfy this duty, the Board has established Corporate Governance Guidelines designed to promote effective oversight of the Company’s business affairs that the Board monitors, which it updates as it deems appropriate.

The Guidelines set parameters for the director selection process and the composition of the Board and its committees. The Guidelines also determine the formal process for review and evaluation of the Chief Executive Officer, as well as succession planning and management development. The Guidelines further establish policies for director compensation and review of individual directors and the Board’s performance. The Guidelines also require a director who is also a Company employee to offer his or her resignation when such director’s employment with the Company ends. Additionally, these Guidelines establish age limits for directors.

Further, the Guidelines require that a majority of the Board members satisfy applicable independence requirements set forth in NASDAQ listing rules and under applicable law. Only those directors who have no material relationship with the Company (except in his or her role as a director) are deemed independent. The Board has determined that, other than Mr. Armes, the Company’s Chairman and Chief Executive Officer, each member of the Board, including the directors nominated for re-election, meets the independence standards set forth in the applicable rules of the SEC and NASDAQ. In making this determination, the Board considered that Mr. Gambrell is the sole member of GamCo, LLC, a consulting firm from which the Company receives strategic advisory services. As discussed under “Board of Directors Compensation”, the Company pays GamCo, LLC $100,000 per year for these services. The Board determined that this relationship did not impair Mr. Gambrell’s independence, whether under applicable rules of the SEC, NASDAQ or otherwise.

The Company’s Corporate Governance Guidelines, as well as the Company’s Code of Business Conduct and Ethics, are available on the Company’s website at www.cswindustrials.com under the “Investors — Corporate Governance” caption.

Appointment of New Directors in Fiscal 2017

In July 2016, the Company’s Board publicly announced plans to expand the Board from five members to seven members, consistent with its intentions to build out the Company’s governance infrastructure following the Company’s spin-off from Capital Southwest Corporation in 2015. The Board conducted a thoughtful search for two additional members in the second half of calendar year 2016 utilizing nationally-recognized search firms, with the intent of identifying candidates who possess the requisite skills and experience needed to assist in executing the Company’s strategic growth plans.

2017 Proxy Statement	15

Back to Contents

While no particular search criteria were specified, the Board sought to add new members who offered significant strategic acquisition and financial expertise and relevant industry experience and contacts. Additionally, the Board sought and received feedback from stockholders through the process. The search process resulted in the appointment of Kent Sweezey in December 2016 and Terry Johnston in January 2017. As discussed above under “Board of Directors – Biographical Information”, the Board believes both Mr. Sweezey and Mr. Johnston are well qualified directors, whose backgrounds and areas of expertise align well with the Company’s vision and will support the execution of our strategic growth and operational improvement plans.

Board Leadership Structure and Risk Oversight

The Board believes that it is important to retain flexibility to allocate the responsibilities of the positions of Chairman of the Board and Chief Executive Officer in a manner that it believes is in the best interests of the Company and its stockholders. The Board does not have a policy with respect to whether the Chief Executive Officer should also serve as Chairman. Rather, the Board considers this issue as part of the succession planning process and makes this decision based on its evaluation of current circumstances and the needs of the Company at any time it is considering the Chief Executive Officer role. Based on Mr. Armes’ significant knowledge of the Company, the Board has concluded that combining the roles of Chairman and Chief Executive Officer is in the best interests of the Company and its stockholders at this time to promote the pursuit of the Company’s business objectives and strategic growth plans.

The Board also believes in the importance of placing an independent director in a position of leadership and oversight, and has appointed Mr. Swartz as the lead independent director of the Board. Among other responsibilities, the lead independent director convenes and chairs regular and special executive sessions of the independent directors and serves as a liaison between the independent directors and our Chairman and CEO, facilitating a more efficient exercise of the Board’s fiduciary duties in the current structure. We also believe the lead independent director further enhances independent oversight by providing input on the Board’s annual schedule and collaborating with the Chairman and Chief Executive Officer on the agendas for all Board meetings. Additionally, the lead independent director provides support and advice to the Chairman and Chief Executive Officer, reinforcing the reporting relationship, and accountability, of the Chief Executive Officer to the Board.

The Company’s Chief Executive Officer and other members of senior management are responsible for the ongoing assessment and management of the risks the Company faces, including risks relating to capital structure, liquidity and credit, financial reporting and public disclosure, operations and governance. The Board and each of the Board’s three committees (the Audit Committee, Compensation & Talent Development Committee and Nominating & Corporate Governance Committee) oversee senior management’s policies and procedures in addressing these and other risks that fall within the scope of the Board’s and the committees’ respective areas of oversight responsibility. For example, the Board directly oversees risk management relating to strategic planning and risk management relating to capital structure and liquidity, the Nominating & Corporate Governance Committee directly oversees risk management relating to director independence and corporate governance, and the Compensation & Talent Development Committee directly oversees risk management relating to employee compensation, organizational design and leadership succession planning. Additionally, the Audit Committee directly oversees risk management relating to financial reporting and public disclosure and legal and regulatory compliance and reviews and discusses the process by which the Board and its committees oversee senior management’s exercise of risk management responsibilities. The Board is regularly informed through committee reports of each committee’s activities in overseeing risk management within their respective areas of oversight responsibility.

Meetings of the Board

The Board held eight meetings in fiscal 2017. Executive sessions of non-employee directors are normally held at each regular Board meeting. Any non-employee director may request that additional executive sessions be scheduled. Stockholders may communicate with the Company’s non-employee directors by following the instructions set forth under “—Stockholder Communications with the Board” below. In fiscal 2017, each director attended at least 75% of the meetings of the Board and the committees on which he or she served during the period for which he or she was a director.

Annual Meeting of Stockholders

The Company encourages all directors to attend the annual meeting of stockholders, though the Company does not have a specific policy with respect to director attendance. All directors then on the Board attended the 2016 annual meeting of stockholders.

2017 Proxy Statement	16

Back to Contents

Stockholder Communications with the Board

Stockholders and other interested parties may communicate with the Board directly by writing to: Robert Swartz, Lead Independent Director, c/o CSW Industrials’ Corporate Secretary, CSW Industrials, Inc., 5420 Lyndon B. Johnson Freeway, Suite 500, Dallas, Texas 75240. All such communications will be delivered to our lead independent director.

Committees of the Board

The Board maintains an Audit Committee, a Compensation & Talent Development Committee (“Compensation Committee”) and a Nominating & Corporate Governance Committee (“N&CG Committee”). Only independent directors are eligible to serve on these standing Board committees. Each committee is governed by a written charter. The charters of the Audit Committee, Compensation Committee, and N&CG Committee are available on the Company’s website at www.cswindustrials.com under the “Investors — Corporate Governance” caption.

Committee Membership and Number of Meetings

The following table identifies the current members of each of the Board’s committees and the number of meetings held in fiscal 2017:

Name	Audit	(1)	Compensation & Talent Development	(2)	Nominating & Corporate Governance	(2)
Michael Gambrell
Terry Johnston
Linda Livingstone
William Quinn
Robert Swartz
Kent Sweezey
Number of Meetings Held	5		4		4

Chair

(1)

The Board has determined that Mr. Quinn qualifies as an audit committee financial expert under SEC rules. The Board has also determined that all members of the Audit Committee are financially sophisticated, within the meaning of NASDAQ’s corporate governance requirements, and meet the independence standards of the SEC and NASDAQ.

(2)

The Board has determined that all members of the committee meet the independence standards of NASDAQ.

Audit Committee

The Audit Committee directly engages the Company’s independent auditors, pre-approves the scope of the annual external audit and pre-approves any audit and non-audit services to be provided by the independent auditor. The Audit Committee also meets with management and the independent auditors to review the annual and quarterly financial statements and considers the reports and recommendations of independent auditors pertaining to audit results, accounting practices, policies and procedures and overall internal controls.

The Audit Committee meets regularly with the independent auditors in executive sessions to discuss their reports on a confidential basis. In addition, the Audit Committee prepares and issues the “Report of the Audit Committee” included in this proxy statement.

Compensation & Talent Development Committee

The Compensation Committee is responsible for establishing executive compensation for officers, including the Chief Executive Officer. As further discussed under “Executive Compensation,” decisions regarding compensation are made by the Compensation Committee in a manner that is intended to be internally equitable, externally competitive and act as an incentive for effective performance in the best interests of our stockholders, while adhering to and promoting the Company’s business objectives. The Compensation Committee is the administrator of the Company’s equity and incentive compensation plan for key employees. The Compensation Committee may, under certain circumstances, delegate routine or ministerial activities under this plan to management.

2017 Proxy Statement	17

Back to Contents

The Compensation Committee also reviews the recommendations of management regarding adjustments to the Company’s executive compensation programs. The Compensation Committee has engaged an independent executive compensation consultant, Longnecker & Associates, which assists the Compensation Committee in evaluating the Company’s compensation programs and adherence to the philosophies and principles stated below under “Executive Compensation—Compensation Discussion and Analysis.”

The Compensation Committee is also responsible for reviewing management succession plans and for recommending changes in director compensation to the Board. The Compensation Committee periodically reviews the organizational design, management development plans and managerial capabilities of the Company. The Compensation Committee also prepares and issues the “Compensation & Talent Development Committee Report” included in this proxy statement.

Nominating & Corporate Governance Committee

The N&CG Committee is responsible for making recommendations to the Board for the positions of Chairman of the Board and Chief Executive Officer. The N&CG Committee is also responsible for recommending candidates for membership to the Board. Further, the N&CG Committee reviews and recommends, as deemed appropriate, changes to the Company’s corporate governance policies consistent with SEC rules and NASDAQ corporate governance requirements.

Director Candidate Identification and Evaluation. Prior to considering director nominee candidates, the N&CG Committee assesses the appropriateness of the Board’s current size and composition and whether any vacancies on the Board are expected due to retirement, age limits or other factors. If additional directors are needed or vacancies are anticipated or otherwise arise, the N&CG Committee utilizes a variety of methods for identifying and evaluating director nominee candidates.

The identification and evaluation of director candidates begins with the Company’s Corporate Governance Guidelines, which establish the criteria for Board membership. As a starting point under the Guidelines, the N&CG Committee assesses a director candidate’s judgment, skill, diversity, integrity, experience with business and other organizations of comparable size, as well as the interplay of the candidate’s experience with the experience of current Board members. In evaluating these characteristics, including diversity, the Board considers individual qualities and attributes, such as educational background, professional skills, business experience and cultural viewpoint, as well as more categorical diversity metrics, such as race, age, gender and nationality. This consideration is implemented through the selection process for director nominees, and the Board assesses its effectiveness in promoting diversity through an annual self-assessment process that solicits feedback concerning the appropriateness of the Board’s diversity, among other critical performance factors.

The N&CG Committee considers various potential director candidates who may come to the attention of the N&CG Committee through current Board members, professional search firms, stockholders or other persons. A stockholder desiring to recommend a candidate for election to the Board should submit a written notice, as required by the Company’s Bylaws, including the candidate’s name and qualifications to our Corporate Secretary, who will refer the recommendation to the N&CG Committee. The N&CG Committee may require any stockholder-recommended candidate to furnish such other information as may reasonably be required to determine the eligibility of such recommended candidate or to assist in evaluating the recommended candidate. The N&CG Committee may require the submission of a fully completed and signed Questionnaire for Directors and Executive Officers on the Company’s standard form and a written consent by the stockholder-recommended candidate to serve as a director, if so elected.

All identified candidates, including stockholder-recommended candidates, are evaluated by the N&CG Committee using generally the same methods and criteria, although those methods and criteria may vary from time to time depending on the N&CG Committee’s assessment of the Company’s needs and current situation.

2017 Proxy Statement	18

Back to Contents

Board of Directors Compensation

The following table sets forth certain information with respect to our non-employee director compensation for the fiscal year ended March 31, 2017. Compensation information for Mr. Armes is set forth below under “Executive Compensation—Summary Compensation Table.” Mr. Armes did not receive any compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)		Total ($)
Michael Gambrell	94,000	75,015	100,000	(3)	269,015
Terry Johnston	20,833	50,019	—		70,852
Linda Livingstone	116,000	75,015	—		191,015
William Quinn	123,375	75,015	—		198,390
Robert Swartz	137,802	75,015	—		212,817
Kent Sweezey	30,750	60,645	—		91,395
(1)

Eligible non-employee directors received an annual equity grant of 2,316 shares of restricted stock on October 1, 2016, except for Mr. Johnston and Mr. Sweezey, who received pro-rated grants of restricted stock on the dates of their appointment. The amounts shown in this column reflect the grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, “Compensation – Stock Compensation”, and are calculated using a price per share of $32.39, or $37.75 in the case of Mr. Johnston and $38.90 in the case of Mr. Sweezey, the closing market price of the Company’s common stock as quoted by NASDAQ on the date of grant. Assumptions used in the valuations are discussed in Note 5 to the Company’s audited consolidated financial statements for the year ended March 31, 2017 in the Annual Report on Form 10-K filed on June 14, 2017.

(2)

The current non-employee directors each had 2,316 shares of restricted stock outstanding at March 31, 2017, except for Mr. Johnston and Mr. Sweezey, who had 1,325 and 1,559 shares outstanding, respectively. The non-employee directors did not have any stock option awards outstanding at March 31, 2017.

(3)

Includes amounts paid by the Company to GamCo LLC under a Consulting Agreement, dated August 1, 2015. Mr. Gambrell is the founder and sole member of GamCo LLC. Under the terms of the Consulting Agreement, Mr. Gambrell provides consulting services to the Company regarding strategy, corporate development and acquisition integration. The Consulting Agreement provides for an annual consulting fee of $100,000, payable in monthly installments. Amounts shown in the table represent the fees paid by the Company under the Consulting Agreement during fiscal 2017.

2017 Director Compensation Elements

In 2017, non-employee directors received, as applicable: (a) an annual cash retainer of $60,000; (b) an annual cash retainer for services as lead independent director of $23,750; (c) equity compensation with a target value of $75,000; and (d) committee chair and meeting participation fees according to the following schedule:

Director Fee Element	Fees ($)
Full Board Meeting Fee (per meeting)	2,000
Audit Committee Chair Retainer (annual)	19,375
Audit Committee Meeting Fee (per meeting)	2,000
Compensation Committee Chair Retainer (annual)	12,000
Compensation Committee Meeting Fee (per meeting)	2,000
N&GC Committee Chair Retainer (annual)	10,000
N&CG Committee Meeting Fee (per meeting)	2,000

Directors are also eligible to receive special additional compensation when performing services that have been determined by the Board to be well above and beyond the normal director service requirements. The Board has not set a compensatory rate for such services, and no fees were paid for this purpose in 2017. The compensation elements and amounts were established by the Board after review of data prepared by Longnecker & Associates, the Compensation Committee’s independent consultant, showing competitive director compensation levels for peer companies and the Company’s benchmark peer group, which is discussed under “Executive Compensation.”

The equity portion of non-employee director compensation is provided in the form of restricted stock of the Company having a $75,000 market value on the date of grant. The Company anticipates making these annual non-employee director equity grants on October 1 of each year. Voting rights accompany such restricted stock, which fully vest after the earlier of one year from the date of grant, the termination of the director’s service due to death or disability or a change in control. Under the Company’s Common Stock Ownership and Retention Guidelines, all non-employee directors are expected to own shares of Company common stock with a value at least five times his or her annual cash retainer (currently valued at $300,000) by his or her fifth anniversary of Board service. For 2017, all non-employee directors were in process of meeting the stock ownership guidelines and in compliance with Company policy.

2017 Proxy Statement	19

Back to Contents

Compensation Committee Interlocks and Insider Participation

During 2017, the members of the Compensation Committee included Dr. Livingstone (chair), Mr. Gambrell, Mr. Johnston, Mr. Quinn, Mr. Swartz and Mr. Sweezey. None of the members of the Compensation Committee were at any time during 2017 an officer or employee of the Company. None of our executive officers serve as a member of the board of directors or a compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

2017 Proxy Statement	20

Back to Contents

SENIOR MANAGEMENT

The following sets forth certain information regarding the Company’s senior management. Information pertaining to Mr. Armes, who is both Chairman of the Board and an executive officer of the Company, is presented above under “Board of Directors—Biographical Information—Directors Serving a Term Expiring at the 2018 Annual Meeting of Stockholders.”

Name	Age	Position With the Company
Joseph B. Armes*	55	Chairman and Chief Executive Officer
Christopher J. Mudd*	56	President and Chief Operating Officer
Gregg W. Branning*	56	Executive Vice President, Chief Financial Officer
Luke E. Alverson*	39	Senior VP, General Counsel and Secretary
Craig Foster	51	Senior VP & GM, Specialty Chemicals
Don Sullivan	54	Senior VP & GM, Industrial Products
* Denotes executive officer

Christopher J. Mudd has served as President and Chief Operating Officer of the Company since September 2015. Prior to the Company’s spin-off from Capital Southwest Corporation, a capital provider to middle market companies, in September 2015, he served as Senior Vice President, Operations of Capital Southwest from January 2015 to September 2015. From 2003 to December 2014, Mr. Mudd served as president and general manager at Dexco Polymers LP, a joint venture of Dow Chemical and ExxonMobil, which was acquired in 2011 by TSRC Corporation, a publicly traded chemical company. From 1998 to 2002, Mr. Mudd was the Senior Commercial Manager for Energy and Fuels at Dow Hydrocarbons and Resources. Prior to 1998, he served in various positions of increasing responsibility at The Dow Chemical Company.

Gregg W. Branning has served as Executive Vice President and Chief Financial Officer since June 2016. From September 2012 to March 2016, he served as Senior Vice President, Chief Financial Officer and Secretary of Myers Industries, Inc., a polymer products manufacturer. From December 2008 to August 2012, he served as Vice President Finance and Chief Financial Officer for Thomson Industries, a subsidiary of Danaher Corporation.

Luke E. Alverson has served as Senior Vice President, General Counsel and Secretary since February 2016. From May 2008 to February 2016, he held roles of increasing responsibility with Flowserve Corporation, a leading global manufacturer of fluid motion control products and provider of related services, serving most recently as Vice President, Corporate Legal Services and Assistant Secretary. Prior to 2008, Mr. Alverson was associated with the law firms of Vinson & Elkins, LLP in Dallas, Texas, and Hallett & Perrin, P.C., in Dallas, Texas.

Craig J. Foster has served as Senior Vice President & General Manager, Specialty Chemicals since January 2016. From June 2015 to August 2015, Mr. Foster was Vice President and General Manager, Elastomers Division, at Zeon Chemicals, a Japanese specialty chemicals company. From 1995 to June 2015, he served in positions of increasing responsibility with Flint Group, a specialty chemicals company serving the food packaging and publications industries, where he was most recently regional president of China and India, president of Print Media EMA and president of pigments, chips and resins. While at Flint Group, Mr. Foster also served as the functional executive responsible for the global operations of the company. Prior to his time at Flint, Mr. Foster served as purchasing supervisor at Akzo Nobel Coatings and also served in the U.S. Navy within the Nuclear Submarine Force and the Naval Mobile Construction Force.

Don J. Sullivan has served as the Senior Vice President & General Manager, Industrial Products since January 2016. From May 2015 to January 2016, Mr. Sullivan was the Chief Operating Officer for RectorSeal, one of the Company’s operating subsidiaries. From October 2010 to April 2015, he served as Division President of Goodman Global, a member of the Daikin Group, a leading global HVAC manufacturer. Prior to 2005, Mr. Sullivan held a variety of management positions at Carrier Corporation, a leading heating, air-conditioning and refrigeration solutions company, including sales, product management and general management.

2017 Proxy Statement	21

Back to Contents

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Introduction

The following sections contain our Compensation Discussion and Analysis (“CD&A”). This CD&A provides an overview and analysis of our executive compensation program and policies and the material compensation decisions we have made for our principal executive officer, our principal financial officer and our other executive officers named in the “Summary Compensation Table” on page 37. We refer to this group of executive officers collectively as our “Named Executive Officers” throughout this document. During fiscal year ended March 31, 2017 (“fiscal 2017”), our Named Executive Officers were:

■

Joseph B. Armes, Chairman and Chief Executive Officer (“CEO”) (principal executive officer);

■

Gregg W. Branning, Executive Vice President and Chief Financial Officer (“CFO”) (principal financial officer), who joined the Company in June 2016;

■

Christopher J. Mudd, President and Chief Operating Officer;

■

Luke E. Alverson, Senior Vice President, General Counsel & Secretary; and

■

Kelly Tacke, former CFO, who transitioned from her role in June 2016.

Fiscal 2016 Executive Compensation Vote

At last year’s annual meeting, we conducted our first stockholder vote to approve the compensation of our Named Executive Officers for fiscal 2016. Fiscal 2016 was only a partial fiscal year as a result of our spin-off from Capital Southwest Corporation (“CSWC”) in October 2015 (the “Spin-Off”). Last year, 73.3% of the votes cast in the executive compensation vote were voted in favor of the compensation of our Named Executive Officers as described in our 2016 proxy statement. In consideration of the results, the Compensation Committee acknowledged the support received from our stockholders and also engaged with several of our largest stockholders to review and receive feedback on certain elements of our executive compensation program. Following this engagement, the Compensation Committee has made certain modifications to our executive compensation program for fiscal 2018 as described below.

Executive Compensation Program Changes for Fiscal 2017

The Compensation Committee is committed to continuously evaluating our executive compensation program, with a focus on the best interests of our stockholders and the Company and sound compensation practices, as our Company matures and establishes its performance as an independent, publicly traded company. The Compensation Committee conducted its first annual review of our executive compensation program and policies in June 2016, the first quarter of fiscal 2017. As the executive compensation program was established in September 2015 in connection with the Spin-Off, most elements of the executive compensation program were left in place for fiscal 2017.

In fiscal 2017, our Board adopted a Recoupment of Incentive Compensation Policy, or “clawback” policy (the “Recoupment Policy”), which reinforces our commitment to our business objectives and core values. Under the Recoupment Policy, the Compensation Committee has the ability to recoup certain incentive compensation paid to an executive, within the prior three years, if the Company is required to restate its financial statements. If a restatement occurs, the Compensation Committee can require an executive to reimburse the Company for all incentive compensation received that was greater than the amount the Compensation Committee determines was actually earned based on the restated financial results.

Executive Compensation Program Changes for Fiscal 2018

During each of its meetings in fiscal 2017, the Compensation Committee reviewed and discussed the Company’s compensation philosophy and elements of the executive compensation program. Additionally, following our first annual meeting in August 2016, the Compensation Committee engaged with several stockholders in late 2016 and early 2017 regarding our executive compensation program. Acknowledging that our first CD&A in 2016 was complicated by required disclosures for Spin-Off-related compensation for certain executives, which were determined by CSWC and not the Company, the Compensation Committee received supportive and constructive feedback from stockholders regarding certain executive compensation program elements.

Supported by stockholder feedback, the Compensation Committee evaluated all elements of our compensation program for fiscal 2018, in consultation with Longnecker & Associates, the Compensation Committee’s independent compensation consultants (“Longnecker”), and management. As a result of this evaluation, the Compensation Committee made changes to the Company’s executive compensation program for fiscal 2018. While this CD&A discusses our executive compensation program for fiscal 2017, which was determined in the first half of calendar 2016 before our 2016 annual meeting, the following changes have been made to our executive compensation program for fiscal 2018. These changes are summarized below and will be discussed in further detail in our proxy statement for the 2018 annual meeting.

2017 Proxy Statement	22

Back to Contents

Fiscal 2018 Annual Incentive Program Changes

The Compensation Committee made three changes to the annual incentive program (“AIP”) design for fiscal 2018, relating to the performance measures, the weighting of the performance measures, and the performance levels within the AIP.

For fiscal 2018, earnings before interest, taxes, depreciation and amortization (“EBITDA”) will be replaced with consolidated operating income as the primary financial performance measure for the AIP. Additionally, the financial measure weighting will be increased from fiscal 2017’s 60% of total AIP to 70% of total AIP. The two individual performance metrics, which for fiscal 2017 were together weighted at 40% of total AIP, will be restructured, and the remaining 30% of total AIP will be allocated to qualitative individual performance.

Fiscal 2017 AIP Performance Measures	Weighting
EBITDA	60.0%	Fiscal 2018 AIP Performance Measures	Weighting
Individual Performance Metrics		Consolidated Operating Income	70.0%
Quantitative Performance	20.0%	Qualitative Individual Performance	30.0%
Qualitative Performance	20.0%	TOTAL	100.0%
TOTAL	100.0%

The Compensation Committee believes that by increasing the weighting of the financial performance measure and decreasing the weighting of individual performance measures, which could be viewed as discretionary, more emphasis is placed on objective performance criteria, consistent with our compensation philosophy and objectives. At the same time, the Compensation Committee continues to believe that the AIP should continue to have non-financial, non-formulaic elements that allow positive or negative compensation adjustment based on qualitative performance assessments, consistent with our Company’s culture.

Concerning the financial performance metric, the Compensation Committee evaluated several metrics consistent with the desire to promote our annual operating budget and increase stockholder value. Based on this analysis, the Compensation Committee determined that consolidated operating income, a U.S. GAAP financial measure, is an appropriate and more direct measure of the Company’s annual operating results and earnings performance as an integrated industrial manufacturing company.

Concerning performance levels, the threshold performance level for the financial performance measure will be increased from 70% of target to 75% of target. Additionally, the maximum performance level for the financial performance measure will be decreased from 150% of target to 125% of target. By raising the threshold and lowering the maximum performance levels, it both enhances the rigor of the AIP, making a minimum payout under the AIP more difficult to obtain, and creates a more realistic incentive to drive above-target financial results for stockholders’ benefit. Additionally, the Compensation Committee believes these revised threshold and maximum performance levels for the financial performance measure are more in line with general market practices for companies of our size and in our industries.

Fiscal 2017 EBITDA Performance Scale		Fiscal 2018 Operating Income Performance Scale
Company Performance	% Payout Score	Company Performance	% Payout Score
150% of Plan or Higher (maximum)	200.0%	125% of Plan or Higher (maximum)	200.0%
100% of Plan (target)	100.0%	100% of Plan (target)	100.0%
70% of Plan (threshold)	50.0%	75% of Plan (threshold)	50.0%
< 70% of Plan	0.0%	< 75% of Plan	0.0%

Fiscal 2018 Long-Term Incentive Program Changes

The Compensation Committee made two changes to the long-term incentive program (“LTIP”) design for fiscal 2018, both relating to performance share awards, which comprise approximately 50% of each Named Executive Officer’s total LTIP opportunity.

In July 2016, the Company was added to the Russell 2000 and 3000 indexes. With this inclusion, the Compensation Committee decided to transition the external benchmark used for total shareholder return (“TSR”) measurement, which is the performance metric used for our performance share awards, away from the “benchmark peer group” to the Russell 2000 index. The Compensation Committee believes that the use of an index in which the Company is a member is a more objective and transparent benchmark for measuring relative TSR.

Additionally, the Compensation Committee modified the vesting schedule for performance share awards. Beginning with fiscal 2018 performance share awards, a relative TSR ranking by the Company at or above the 80th percentile of the Russell 2000 Index will result in a payout score of 200%. The Compensation Committee also added a qualifier on the payout that limits the maximum payout to 100% of target if the Company’s TSR is negative over the performance period, irrespective of the Company’s TSR compared to the Russell 2000. The LTIP changes are represented in the following table:

2017 Proxy Statement	23

Back to Contents

Fiscal 2017 Performance Share Awards		Fiscal 2018 Performance Share Awards
Company TSR Ranking v. the Benchmark Peer Group	% Payout Score	Company TSR Ranking v. Russell 2000 Index		% Payout Score
First Quartile	100%	≥	80th percentile	200%
Second Quartile	75%		70th percentile	150%
Third Quartile	50%		50th percentile (maximum if TSR negative)	100%
Fourth Quartile	0%		30th percentile	50%
		<	30th percentile	0%

Pay for Performance

The Compensation Committee, which is made up entirely of independent directors, determines the total amount and appropriate mix of compensation for our Named Executive Officers. We believe that our compensation program is designed to align pay with the level of performance generated, with incentive compensation representing the majority of total compensation. Accordingly, for fiscal 2017, the CEO had 81.1% of his target pay “at risk,” or dependent upon both the Company’s and his individual performance, and the other Named Executive Officers had on average 66.0% of their target pay “at risk”.

As discussed in more detail under “—Elements of the Executive Compensation Program—Annual Incentive Program”, our Named Executive Officers are eligible to receive a cash incentive payment based upon the Company’s financial performance against pre-established goals. Based on our 2017 results, the Company achieved 70.7% of our established EBITDA goal. This resulted in an annual incentive award payout of 51.2% of target for our Named Executive Officers with respect to the EBITDA metric, reflecting our pay for performance philosophy.

As discussed in more detail under “—Elements of the Executive Compensation Program—Long Term Incentives,” our Named Executive Officers, as well as other Company employees, are eligible to receive equity awards that vest based upon the Company’s financial performance against pre-established goals. For the fiscal 2017 – fiscal 2019 performance period, our Named Executive Officers received a portion of their equity incentive compensation in the form of performance shares, which vest, if at all, based on the Company’s TSR compared to the TSR performance of a defined peer group. The performance period for these awards has yet to be completed, so no vesting has occurred.

Compensation Objectives and Core Elements

Our key executive compensation objectives are to align the long-term interests of our executives with those of our stockholders, reward current performance, drive future performance and attract and retain key leaders. In pursuing these objectives, the Compensation Committee uses certain guiding principles in designing the elements of the executive compensation program.

Consistent with these principles, the core elements of our executive compensation program in fiscal 2017 consisted of:

2017 Proxy Statement	24

Back to Contents

Other benefits are provided to the Named Executive Officers that are generally consistent with those provided to other employees of the Company, including health plans and retirement benefits.

This CD&A is intended to help readers understand the detailed information in our executive compensation tables by analyzing the data in the tables in the context of our overall compensation program. To assist, this CD&A is organized in the following sections:

■

Oversight of the Executive Compensation Program – This section describes the roles and responsibilities of the Compensation Committee and the Compensation Committee’s independent compensation consultant.

■

Executive Compensation Program Objectives and Principles – This section describes the objectives that guide our compensation programs and discusses the individual principles the Compensation Committee has established to drive our achievement of those objectives. This includes how compensation is benchmarked to market reference points.

■

Elements of the Executive Compensation Program – This section discusses the individual elements of our compensation program for the Named Executive Officers, including base salary, annual cash incentive opportunity, long-term equity incentives (including stock ownership requirements), and severance, change-in-control and certain other benefits.

■

Additional Executive Compensation Information – This section includes an overview of other important executive compensation programs and policies, including employment agreements and specific discussion of the CEO’s compensation in fiscal 2017.

Oversight of the Executive Compensation Program

The Compensation Committee administers our executive compensation program. Consistent with NASDAQ corporate governance requirements, the Compensation Committee is composed entirely of independent, non-employee members of the Board. The Compensation Committee has overall responsibility for setting the compensation for our CEO and Named Executive Officers.

The Compensation Committee has retained Longnecker as its independent executive compensation consultant. Longnecker assists and advises the Compensation Committee on certain aspects of our executive compensation program, and it provides no other services to the Company. The services it provides include:

■

providing and analyzing competitive market compensation data;

■

analyzing the effectiveness of executive compensation programs and making recommendations, as appropriate;

■

analyzing the appropriateness of the compensation comparator group (discussed below); and

■

evaluating how well our compensation programs adhere to the philosophies and principles stated below under “—Executive Compensation Program Objectives and Principles.”

The Compensation Committee is also responsible for reviewing management succession plans and for recommending changes in director compensation to the Board. The Compensation Committee periodically reviews the organizational design, management development plans and managerial capabilities of the Company. The Compensation Committee also prepares and issues the Compensation & Talent Development Committee Report included in this proxy statement.

Executive Compensation Program Objectives and Principles

Our key compensation objectives are to align the long-term interests of our executives with those of our stockholders, reward current performance, drive future performance and attract and retain key leaders. While the individual compensation elements may differ, the design of the executive compensation program is generally based on the same objectives as the overall compensation program provided to all Company employees. The Compensation Committee has established the following principles, which are meant to accomplish these compensation objectives and guide the design and administration of specific plans, agreements and arrangements for our Named Executive Officers.

Compensation Should be Primarily Performance-Based

The Compensation Committee believes that a significant portion of our executives’ total compensation should be “at risk” based on how well the Company performs consistent with our business objectives and how well an executive performs individually. To accomplish this, the Compensation Committee uses a variety of targeted, performance-based compensation vehicles that promote our annual operating budget and long-term business strategy, build long-term stockholder value and avoid encouraging excessive risk-taking.

The Compensation Committee believes that there should be a strong correlation between executive pay and performance. So, in years when Company and individual performance exceeds established objectives, executive officers should be paid more than 100% of the established target award. Conversely, when Company and individual performance does not meet the established objectives, incentive award payments should be less than 100% of the established target level or eliminated altogether if performance is below threshold performance levels.

2017 Proxy Statement	25

Back to Contents

The Compensation Committee also believes that how executive officers accomplish objectives is important to the Company’s culture and relevant to long-term performance. Purely formulaic incentive plans do not account for these qualitative assessments and can work against the Company’s and stockholders’ best interests. As such, the Compensation Committee believes that it should have an element of discretion to adjust executive compensation to reflect individual, qualitative performance.

Performance-Based Incentive Compensation Should Have External Benchmarks

The Compensation Committee believes that the use of internal performance metrics alone does not create a full picture of Company performance. Accordingly, the performance-based element of our executive compensation program also emphasizes and evaluates the Company’s performance relative to an external benchmark. For fiscal 2017 performance share awards, the external benchmark consisted of a group of specialty chemical and industrial manufacturers. The external benchmark serves as a means to evaluate, on a comparative basis, how well we deliver results that build long-term stockholder value, which in turn allows us to better establish the performance expectations of senior management in leading the Company.

Our external comparison group used for performance benchmarking purposes in fiscal 2017 consisted of the following companies:

Flotek Industries Inc.	Landec Corp.	Methode Electronics	NN Inc.
Tredegar Corp.	Chase Corp.	Astec Industries	WD-40 Company
CTS Corp.	Orbotech Ltd.	Koppers Holdings	Futurefuel Corp.
Columbus McKinnon Corp.	Kraton Performance Polymers	OMNOVA Solutions	Gorman-Rupp Company
Innospec Inc.	Quaker Chemical	Littelfuse, Inc.	LSB Industries

The process for establishing this benchmark peer group began by identifying publicly traded manufacturing companies with a market capitalization of less than $2 billion. From this group of identified companies, the list was distilled by removing those companies that do not conduct business on a business-to-business basis. The list was then distilled further by removing those companies that do not manufacture and sell products falling into, or complimentary with, the Company’s industrial, specialty chemicals or coatings, sealants and adhesives products and markets. This process produced the list of companies identified above.

The Company was added to the Russell 2000 and 3000 Indexes in July 2016. In light of this, and as discussed above, beginning in fiscal 2018, the Compensation Committee has transitioned the performance benchmark for the performance shares granted under our LTIP to the Russell 2000 Index. The Compensation Committee believes the use of the Russell 2000 Index for TSR benchmarking purposes is appropriate due to the Company’s inclusion in the index, and is a more objective and transparent comparator group for the Company’s performance-based equity awards.

Compensation Levels Should be Market Competitive

The Compensation Committee reviews market compensation survey data to evaluate the market competitiveness of our executive compensation program. This furthers the goals of encouraging building long-term stockholder value and attracting and retaining executive talent. The Compensation Committee uses survey data gathered by Longnecker, which is comprised of compensation data for comparable executive positions within a group of comparable industrial products and specialty chemicals companies, as well as compensation data from the market generally. The Compensation Committee recognizes that potential candidates for qualified executives, as well as market opportunities for our current executives, are not limited to companies in our industry sectors.

The group of companies used by Longnecker for purposes of evaluating comparable executive compensation data consists of the following companies:

CIRCOR International, Inc.	Flotek Industries, Inc.	KMG Chemicals, Inc.	OMNOVA Solutions Inc.
Columbus McKinnon Corp.	FutureFuel Corp.	Koppers Holdings Inc.	Tredegar Corporation
CTS Corporation	Hawkins, Inc.	NN, Inc.	TriMas Corporation
ESCO Technologies Inc.

This comparator group of companies was selected using a two-step process using objective criteria and financial parameters. For the objective criteria, a list of potential comparator companies was identified by using: industrial classifications that include industrial machinery, manufacturing and/or specialty chemicals; public operating companies traded on all U.S. exchanges; and geographic locations in the U.S. with international operations. After this list of potential companies was identified, a financial metric filter was applied using revenues, assets, market capitalization, enterprise value, net income and EBITDA, along with gross and operating margin profiles. Companies that did not have at least a majority of these financial metrics falling within

2017 Proxy Statement	26

Back to Contents

0.5x and 3.0x of the Company’s metrics were excluded. This process produced the list of companies identified above.

The Compensation Committee uses the survey data from Longnecker and the broader market to benchmark our executives’ base salary, annual bonus opportunities, total target cash compensation, long-term incentive compensation and total target compensation. Additionally, the Compensation Committee uses the survey data to evaluate how, for each executive position, the Compensation Committee’s actions are appropriate, reasonable and consistent with the Company’s philosophy, practices and policies.

To promote performance-weighted target compensation, base salaries for our executives are generally set between the 40th and 50th percentile of benchmarked compensation data to prudently manage fixed compensation costs. In turn, target annual incentive opportunities and long-term incentive compensation targets are both generally set at levels above the 50th percentile opportunity of the benchmarked compensation data, with the objective of setting total target compensation at or slightly above the market median. In doing this, the Compensation Committee seeks to balance a heavier performance-focused structure with our interests in maintaining market competitive realized compensation. Actual realized compensation varies and is determined by performance against these pre-established measures and objectives.

Incentive Compensation Should Represent the Majority of Total Compensation

The Compensation Committee believes that the proportion of an executive’s total compensation that is “at risk” based on individual, business segment, function and/or corporate performance should increase in line with the scope and level of the executive’s business responsibilities. Accordingly, for fiscal 2017, on average 73.5% of the total target compensation of the Named Executive Officers was dependent upon our stock price, our financial performance or individual performance. The Compensation Committee believes that the CEO’s “at risk” compensation should be a higher percentage of total target compensation compared to the other Named Executive Officers in light of the position’s strategic focus and leadership responsibilities. The following table shows the percentage of each Named Executive Officer’s total target compensation for fiscal 2017 that was at risk under the existing program.

Named Executive Officer	Percent of Fiscal 2017 Target Pay “At Risk”(1)
Joseph B. Armes	81.1%
Christopher J. Mudd	70.0%
Gregg W. Branning	70.0%
Luke E. Alverson	51.2%
(1)

Calculated by dividing (i) the sum of the annual incentive opportunity and target long-term incentive opportunity by (ii) the sum of the annual incentive opportunity, target long-term incentive opportunity and base salary.

Incentive Compensation Should Balance Short-Term and Long-Term Performance

The Compensation Committee believes that executive compensation should be linked to building long-term stockholder value while remaining consistent with our business objectives. Our executive compensation program addresses this by including long-term incentives in the form of equity-based awards, such as performance shares and restricted stock, which ties realized compensation to the performance of the Company’s common stock. As discussed in further detail below, we have also established minimum stock ownership requirements for our executives. In fiscal 2017, our long-term incentive awards for the Named Executive Officers were equally weighted between:

■

performance shares, which generally vest at the expiration of a three-year performance period based on the Company’s TSR performance compared to an external benchmark; and

■

restricted stock, which vests ratably over time.

The Compensation Committee believes that this long-term incentive mix appropriately encourages long-term equity ownership, promotes a balance between stock-based and financial-based achievements and aligns the interests of the Named Executive Officers with the Company’s risk profile and the interests of our stockholders. The Company does not currently grant stock options as part of its compensation program.

The Compensation Committee also recognizes that, while stock prices generally correlate to corporate performance over the long-term, other factors may significantly affect stock prices at any point in time. These factors include general economic conditions, industry business cycles and varying attitudes among investors toward the stock market in general and specific industries and/or companies in particular. The influence of these factors makes performance of the Company’s common stock alone an incomplete measure of the Company’s performance. Accordingly, the base salary and annual cash incentive opportunity compensation components emphasize current or short-term corporate performance, as well as the realization of defined business and financial objectives.

The Executive Compensation Program Should be Reviewed Annually for Effectiveness

At the first regular Compensation Committee meeting following our fiscal year end, the Compensation Committee conducts a comprehensive review of all components of our executive compensation program. This review is done with the input of Longnecker and in light of evolving market practices in the general industry, external regulatory requirements, the competitive market for executives, our business objectives and our executive compensation philosophy. In conducting its review, the Compensation Committee reviews information related to each executive officer’s income and benefits, including base salary, target incentives and retirement, health and welfare benefits.

2017 Proxy Statement	27

Back to Contents

Elements of the Executive Compensation Program

Overview

The primary elements of the Company’s executive compensation program in fiscal 2017 are shown in the following table and are discussed in detail below:

Component	Form	Description
Base Salary	Cash	Fixed cash compensation based on responsibilities of the position; generally set at levels between the 40th and 50th percentile of companies within the comparator company group and the broader market
Annual Incentive	Performance Cash Award	Annual cash incentive for Company achievement of pre-determined financial and individual performance metrics; payment ranges from 0% to 200% of target award
Long-Term Equity Incentive	Performance Shares (50% of total grant value)

Cliff vests at end of a three-year period at 0% to 100% of award value based on TSR performance against the benchmark peer group; no voting rights and not eligible to receive dividends (if any) until vesting

	Restricted Stock (50% of total grant value)	Vests ratably over a three-year period, has voting rights and eligible to receive dividends (if any) from date of grant
Other	Health, Welfare and Retirement Programs

Executives participate in the same benefit programs offered to other salaried employees, including:

■

Employee Stock Ownership Plan – funded with discretionary contributions, available to U.S. employees

■

Qualified 401(k) Plan – available to U.S. employees; the Company contributes 3% of salary to the plan and matches 100% of pre-tax contributions up to 6% of salary

	Severance Benefits	Standardized benefits for executive officers in the event of termination without cause by the Company or for good reason by the executive
	Change-in-Control Benefits	Standardized “double trigger” severance benefits for executive officers in the event of termination following a change in control
	Other Benefits	No perquisites provided

The Compensation Committee’s process of reviewing the executive compensation program and setting compensation levels for our Named Executive Officers involves several components. During the first quarter of each fiscal year, the Compensation Committee reviews each Named Executive Officer’s total compensation. The Compensation Committee members also meet regularly with the Named Executive Officers at various times during the year, both formally within Board meetings and informally outside of Board meetings, allowing the Compensation Committee to assess directly each Named Executive Officer’s performance.

In setting the CEO’s compensation, the Compensation Committee considers the results of the Board’s review of the CEO’s performance with all independent Board members. This process includes the independent Board members individually and collectively presenting their assessment, and the CEO providing his assessment, of his performance.

In addition, the CEO annually presents an evaluation of each other Named Executive Officer to the Compensation Committee, which includes a review of each officer’s contributions and performance over the past year, strengths, weaknesses, development plans and succession potential. The CEO also presents compensation recommendations for each Named Executive Officer for the Compensation Committee’s consideration. Following this presentation and a benchmarking review for pay, the Compensation Committee makes its own assessments and determines compensation amounts for each other Named Executive Officer with respect to each of the elements in the Company’s executive compensation program as described below.

Base Salary

During the first quarter of each fiscal year, the Compensation Committee reviews and establishes the base salaries of the Named Executive Officers. The Compensation Committee uses base salary market reference points for the Company’s various executive positions developed from the market compensation survey data compiled and prepared by Longnecker. For each Named Executive Officer, the Compensation Committee takes into account the scope of responsibilities, experience and individual performance and then balances these factors against competitive salary practices. The Compensation Committee also considers internal pay equity on an annual basis within the Company with respect to the other executives and references external benchmarks provided by Longnecker. The Compensation Committee does not assign any relative or specific weights to these factors. Because we are committed to a pay-for-performance philosophy, the Compensation Committee generally manages base salary levels between the 40th and 50th percentiles of benchmarked compensation.

2017 Proxy Statement	28

Back to Contents

Based on the factors discussed above, the Named Executive Officers’ annual base salaries for fiscal 2017 were established as shown in the following table:

Named Executive Officer	Fiscal 2017 Annual Base Salary	Fiscal 2017 Base Salary Increase %
Joseph B. Armes	$500,000	0%
Christopher J. Mudd	$330,000	8.9%
Gregg W. Branning	$300,000	N/A
Luke E. Alverson	$275,000	0%

The annual base salaries for the Named Executive Officers were established by the Compensation Committee in June 2016. In light of the Company’s Spin-Off in October 2015 and base salaries having been determined around that time, Mr. Armes’ base salary was not adjusted. Mr. Branning and Mr. Alverson were not eligible for base salary adjustment due to their start dates with the Company in calendar 2016. Mr. Mudd’s salary was adjusted based on competitive pay analysis using survey data and to better align with our compensation philosophy, consistent with individual performance.

The base salaries paid to the Named Executive Officers during fiscal 2017 are shown in the “Summary Compensation Table” under the “Salary” column. Mr. Armes’s base salary and other compensation components in 2017 are discussed below in further detail under “—Additional Executive Compensation Information—Chief Executive Officer Compensation in 2017.”

Annual Incentive Program

During the first quarter of each year, the Compensation Committee establishes an annual cash incentive opportunity for each Named Executive Officer under the Company’s Annual Incentive Program (“AIP”). At that time, the Compensation Committee approves: (i) an AIP target opportunity for each Named Executive Officer; and (ii) the overall Company performance measures for the fiscal year.

Setting the AIP Target Opportunity

In June 2016, the Compensation Committee established annual cash incentive opportunities under the AIP for the Named Executive Officers. The Compensation Committee sets these targets in consultation with Longnecker and in adherence to our stated executive compensation objectives and principles. As discussed, since we generally seek to set base salaries below the 50th percentile of benchmarked compensation, the Compensation Committee generally seeks to set AIP targets above the 50th percentile to reach market levels for target total cash compensation. The target annual incentive opportunity for each Named Executive Officer in fiscal 2017 is set forth below:

Named Executive Officer	Fiscal 2017 AIP Target %	Fiscal 2016 AIP Target %
Joseph B. Armes	150%	150%
Christopher J. Mudd	100%	100%
Gregg W. Branning	100%	N/A
Luke E. Alverson	50%	40%

For Mr. Armes and Mr. Mudd, no changes were made to target AIP opportunities. Mr. Alverson’s target AIP was increased from 40% to 50% based on competitive pay analysis and to begin transitioning to alignment with our compensation philosophy. Mr. Branning joined the Company in fiscal 2017, and his AIP opportunity was set at commencement of employment.

Setting Company Performance Measures

The Compensation Committee, working with management and Longnecker, evaluates and approves the Company’s AIP performance measures for each fiscal year. The Compensation Committee sets each Named Executive Officer’s AIP performance measures based on the financial performance of the Company as a whole. This helps ensure that the Named Executive Officers’ primary focus is on setting the overall strategic direction of the Company and achieving overall Company results aligned to support building stockholder value.

The Compensation Committee also believes that individual, non-financial performance metrics should be included in the AIP performance measures. This serves to restrain the influence of formulae and objective factors on incentive pay, which can have detrimental effects on the Company and stockholders when overused. Importantly, non-formulaic metrics provide the Compensation Committee with discretion to adjust compensation upward or downward depending on not only what objectives and goals an executive accomplished in a given year, but how those objectives and goals were met, to ensure behaviors are consistent with our business objectives and core values. As such, the Company’s AIP performance measures and targets, unadjusted for extraordinary events, established for 2017 were as follows:

Fiscal 2017 Performance Measures	Weighting	Fiscal 2017 Target (in millions)
EBITDA	60.0%	$56.1
Individual Performance Metrics
Quantitative Achievement of Performance Goals	20.0%	—
Qualitative Performance	20.0%	—

The metrics presented in the table above were evaluated using pre-defined internal criteria. The Compensation Committee selected these performance metrics, with input from management, because they support the key strategies that we believe drive sustainable and profitable Company growth (as discussed under “—Executive Compensation Program Objectives and Principles” above).

2017 Proxy Statement	29

Back to Contents

On the basis of the foregoing performance metrics, we used the following formula to calculate the AIP payment for fiscal 2017:

The elements of EBITDA used in calculating the amount coincide in all material respects with the Company’s financial results as reported in SEC filings. EBITDA is calculated by taking the Company’s reported net income and adding back interest charges on debt, taxes, depreciation and amortization, all as determined in accordance with U.S. GAAP. Additionally, the Compensation Committee may exercise its judgment, within parameters it establishes at the beginning of the year, whether to exclude the effect of certain specified developments that occur during the year in determining performance objectives achievement. Such developments may include unanticipated changes in accounting principles or extraordinary, unusual or unplanned events, such as restructurings, reorganizations and acquisitions or dispositions.

Concerning the individual performance metrics, at the beginning of the fiscal year, the Compensation Committee establishes specific, objective functional or personal goals for the Named Executive Officers. These goals become the basis for the Compensation Committee’s determination of whether and how the individual performance metrics were satisfied.

Where applicable, AIP awards are paid in the first quarter of each fiscal year for the prior year’s performance based upon the Compensation Committee’s assessment of actual performance against the pre-established AIP performance objectives. A more in-depth description of the Compensation Committee’s decisions with respect to the annual incentive awards paid to each Named Executive Officer for fiscal 2017 follows.

Measuring Performance and Determining Payout

At the same time that the Compensation Committee sets AIP performance metrics for a given year, it establishes a payout range for all AIP awards. The payout range ultimately determines the percentage of the target incentive to be paid, with an established maximum amount and a threshold below which no payment will be made. The Company’s achievement of the EBITDA performance metric is objective and calculated as appropriate. The payout percentages for the individual performance metrics are determined by the Compensation Committee’s annual performance assessment, as discussed above.

The 2017 payout range established for the EBITDA metric was 0% to 200% of the target award opportunity. The actual payout percentage is determined using a matrix that compares the Company’s actual EBITDA performance against the established performance targets for the year (referred to as “plan”). Payouts for the EBITDA objective are calculated on a straight line basis for performance between the applicable performance levels (threshold, target and maximum). The following table shows the percentage of target award that is paid at different levels of Company performance against plan, as well as actual performance and payout percentage for fiscal 2017.

EBITDA Metric (60% Weight)
Company Performance	% Payout Score
150% of Plan or Higher (maximum)	200.0%
100% of Plan (target)	100.0%
70.7% (actual performance)	51.2%
70% of Plan (threshold)	50.0%
<70% of Plan	0.0%

After the end of fiscal 2017, the Compensation Committee reviewed the Company’s actual performance against plan. Additionally, the Company acquired Greco Aluminum Railings in February 2017. The Compensation Committee’s policy of excluding non-budgeted transaction and integration costs, as well as the EBITDA benefit, from acquisitions in the fiscal year resulted in a net increase in performance against the EBITDA metric of $0.6 million. The Compensation Committee calculated the AIP percentage payout for each Named Executive Officer in accordance with the EBITDA metric formula, resulting in a percentage payout of 51.2% for each Named Executive Officer’s target annual incentive opportunity for the EBITDA metric.

Concerning individual performance, for fiscal 2017, the percentage payouts for the quantitative individual performance metric, which comprised 20% of the total AIP target opportunity in fiscal 2017, were determined using the following standards:

Quantitative AIP Rating System(20% Weight)
Performance Rating	% Payout Score
Exceptional Performance	200%
Exceeds Expectations	150%
Fully Meets Expectations	100%
Needs Development	50%
Unsatisfactory Performance	0%

For fiscal 2017, the Board assessed Mr. Armes as “Exceeds Expectations”, and the Compensation Committee approved a payout of 150% of target for the quantitative performance metric. However, Mr. Armes proposed, and the Compensation Committee agreed, to limit his payout under this metric to 100% of target, recognizing the Company’s performance in fiscal 2017. Additionally, with respect to the other Named Executive Officers, management recommended, and the Compensation Committee approved, limiting payouts on quantitative performance ratings to target (100%) payout.

2017 Proxy Statement	30

Back to Contents

The subjective individual performance assessment, which comprises the final 20% of the total AIP target opportunity, is discretionary, and subject to the same 0% to 200% payout range for the EBITDA and quantitative individual metrics. The amounts awarded to the Named Executive Officers (if any) under the qualitative assessment are influenced by the Compensation Committee’s quantitative performance assessment and the Company’s performance, ensuring executives are appropriately compensated for demonstrating (or not demonstrating) behaviors consistent with our business objectives and core values.

For fiscal 2017, the Board evaluated each of the Named Executive Officers based on the objectives outlined below, which were established and communicated to the Named Executive Officers in the first quarter of fiscal 2017 or the commencement of employment, as applicable. None of these objectives are assigned individual weights, but are considered together. The Company has no policies or formula for allocating compensation among the various elements.

■

Develop and drive the execution of Company’s strategic operating plan to support achievement of sustainable revenue growth and optimization of operating performance, while effectively managing risk and leveraging core competencies.

■

Optimize senior leadership structure and talent development programs to staff key corporate and operational functions and support the Company’s strategic objectives.

■

Refine annual budgeting process and implement forecasting process.

■

Ensure the successful implementation of compliance processes supporting the Sarbanes-Oxley Act of 2002.

■

Pursue accretive inorganic growth opportunities for the benefit of the Company’s stockholders, consistent with the Company’s strategic objectives.

■

Ensure the successful execution of strategic realignment and operational improvement initiatives and generation of intended financial and operational benefits.

■

Create and foster a rewarding and engaging corporate culture focused on maximizing performance through helping each team member understand how to make his or her contributions to the Company to reinforce desired behaviors and eradicate undesired behaviors.

Based on the Compensation Committee’s review of the Named Executive Officers’ qualitative performance, the Compensation Committee approved awards at target (100%) concerning this metric for each Named Executive Officer. The total annual incentive award earned by each Named Executive Officer for fiscal 2017 are reported in the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column.

Long-Term Incentives

Our long-term incentive program (“LTIP”) rewards the Named Executive Officers for the Company’s performance over a period of more than one fiscal year. Our LTIP consists of two components: (1) performance shares and (2) restricted stock. In fiscal 2017, all Named Executive Officers received their long-term incentive awards in these forms. The Compensation Committee may also award one-time grants of restricted stock in its discretion based on performance or other factors, which Mr. Branning received in connection with commencement of his employment in June 2016.

Determining the Structure of Awards

As discussed above, the Compensation Committee believes that long-term incentive compensation is essential to retaining and motivating executives. The Compensation Committee further believes that providing our executives with long-term incentives will encourage them to operate the Company’s business with a view towards building long-term stockholder value. Based on these considerations, the Compensation Committee determined that for fiscal 2017, an equity award combination generally consisting of one-half in value of restricted stock, which vests ratably over a three-year period, and one-half in value of performance shares, which cliff vests at the end of a three-year period, would best serve the goals that the Compensation Committee sought to achieve. The awards are granted subject to a pre-approved total target pool of restricted stock and performance share awards available to employees eligible to participate in the LTIP.

Setting the Target Opportunity

Each year, the Compensation Committee establishes a target long-term incentive opportunity for each Named Executive Officer, which is expressed as a percentage of the executive’s base salary. The LTIP opportunities are set after the Compensation Committee has evaluated the Company’s operating results for the prior year and at the same time that the Company is making its major compensation decisions for the current fiscal year.

In determining the aggregate amount of total awards available for our executives, the Compensation Committee considers both (1) the target dollar value of the long-term incentive package and (2) the package’s potential dilutive effect on the Company’s outstanding shares of common stock. In setting the target dollar value of the long-term incentive packages for each executive, the Compensation Committee considers comparator group and broader market data provided by Longnecker, as previously described. For reasons described above under “—Executive Compensation Program Objectives and Principles—Compensation Levels Should be Market Competitive”, we generally provide long-term incentive awards at target levels above the 50th percentile of benchmarked compensation data to help achieve market levels of total target compensation.

Once the target dollar value is set, the Compensation Committee considers the potential dilutive effect of awards. The Compensation Committee evaluates stockholder dilution based on equity compensation “burn rates,” which refers to the annual rate at which shares are awarded under our equity compensation plan compared to the Company’s outstanding shares of common stock. Generally, the Compensation Committee targets a Company-wide “burn rate” of 1.0% or less for each annual grant of long-term incentive awards for all Company employees.

2017 Proxy Statement	31

Back to Contents

Based on the criteria described above, the Compensation Committee approved the target LTI opportunities for the Named Executive Officers as set forth in the table below:

Named Executive Officer	2017 LTI Target as % of Base Salary	2016 LTI Target as % of Base Salary
Joseph B. Armes	280%	280%
Christopher J. Mudd	133%	133%
Gregg W. Branning	133%	N/A
Luke E. Alverson	55%	50%

The Compensation Committee sets these targets in consultation with Longnecker and in adherence to our stated executive compensation objectives and principles. For Mr. Armes and Mr. Mudd, no changes were made to target LTI opportunities. Mr. Alverson’s target LTI was increased from 50% to 55% to begin transitioning to alignment with our compensation philosophy. Mr. Branning joined the Company in fiscal 2017, and his LTI opportunity was set at commencement of employment. The Compensation Committee has established the practice of annually approving and granting equity awards to LTIP participants at two points during the year: for restricted stock, on or about October 1 of the fiscal year; and for performance shares, on or about the beginning of the fiscal year.

The material terms and conditions of these equity awards are determined under the provisions of our existing equity compensation plan. This plan is included as Annex B to this proxy statement, and can also be found on the Company’s website at www.cswindustrials.com under the “Investors — SEC Filings” caption.

Performance Share Awards

Performance shares are restricted shares that vest, if at all, based on the Company’s achievement of pre-determined financial metrics, measured over a three-year performance period. Performance share awards in fiscal 2017 were based on TSR performance compared to that of the benchmark peer group, in order to support the Company’s strategic plan to emphasize growth in excess of market levels and align the interest of our executives with the Company’s stockholders. The Compensation Committee believes that these performance-based awards provide a strong incentive for our executives to achieve performance goals over the performance period that advance our business strategies, build long-term stockholder value and encourage executive retention.

These performance-based awards are subject to forfeiture if the executive’s employment is terminated by the Company with cause or by the executive without good reason before the end of the three-year performance period or if the performance goals are not reached. Until vesting, holders of performance shares do not have voting rights, but are entitled to receive dividend accruals, if any.

The performance shares granted in fiscal 2017 will vest, if at all, at the end of March 2019 based on the Company’s achievement of a three-year TSR performance relative to the external benchmark performance group’s TSR performance.

Prior to the granting of performance share awards, the Compensation Committee establishes a vesting percentage range around each executive’s target long-term incentive opportunity allocated to the performance shares. This vesting percentage range has an established upper limitation and a minimum below which no shares will vest. Similar to AIP awards, the percentage vesting range determines the amount of performance shares that vest relative to the original award amount.

For fiscal 2017, the vesting percentage range established was 0% to 100% of the executives’ respective target long-term incentive opportunity allocated to the performance shares. The vesting of these awards will be determined by (1) determining the Company’s TSR percentile quartile among the benchmark peer group and (2) multiplying the number of performance shares granted by the applicable percentage of shares earned as set forth in the following graduated vesting schedule:

Company TSR Performance Ranking v. the Benchmark Peer Group	% Payout Score
First Quartile	100%
Second Quartile	75%
Third Quartile	50%
Fourth Quartile	0%

Restricted Stock Awards

Our restricted stock awards vest ratably over a three-year period to deliver a meaningful long-term incentive that balances risk and potential reward. These awards help executives build ownership in the Company, aligning their interests with stockholders. These awards also serve as an effective retention incentive for our executive officers to remain with the Company and continue high levels of performance. Finally, the Compensation Committee considers these awards to be “at risk” compensation, as their current and future value are directly determined by the Company’s stock price.

Restricted stock awards are only earned if the individual continues to be employed by the Company until the applicable vesting date. During the restriction periods, the Named Executive Officers holding unvested restricted stock are entitled to vote the shares and to receive dividends on the shares, if any, on the same basis as the Company’s stockholders holding unrestricted stock.

The grant date fair value of the restricted stock awards granted to the Named Executive Officers during fiscal 2017, calculated in accordance with accounting principles generally accepted in the United States (“GAAP”) pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation,” are shown in the “Summary Compensation Table” under the “Stock Awards” column and the accompanying footnotes. Additional information on the awards granted in fiscal 2017 is shown in the “2017 Grants of Plan-Based Awards” table.

Stock Ownership Guidelines and Anti-Hedging

Our executive compensation program provides guidelines for executive ownership of Company common stock, expressed as a multiple of annual base salary. The Compensation Committee believes that this ownership guideline encourages the alignment of executive and stockholder interests by requiring executives to acquire and maintain a meaningful stake in the Company, which promotes the Company’s objective of building long-term stockholder value. Additionally, under the Company’s Insider Trading Policy, which is available on our website at www.cswindustrials.com under the “Investors — Corporate

2017 Proxy Statement	32

Back to Contents

Governance” caption, executives are prohibited from pledging stock and engaging in transactions (such as trading in options) designed to hedge against the value of the Company’s common stock.

The stock ownership guidelines are designed to maintain stock ownership at levels high enough to indicate management’s commitment to share value appreciation to our stockholders while satisfying an individual executive’s prudent needs for personal asset diversification. The stock ownership requirements are set by the Compensation Committee as a result of a competitive analysis prepared by management, and the requirements are reviewed each year and updated as necessary. The requirements were last reviewed by the Compensation Committee in May 2017.

The Company’s current stock ownership guidelines for the Named Executive Officers and the number of shares needed to satisfy the guidelines are shown in the following table.

Named Executive Officer	Ownership Guideline	Ownership Guideline at 3/31/2017 (# of Shares)(1)	Current Ownership Against Guidelines (multiple of salary)
Joseph B. Armes	5 x Annual Base Salary	68,120	3.6x
Christopher J. Mudd	3 x Annual Base Salary	26,976	0.8x
Gregg W. Branning	3 x Annual Base Salary	24,524	0.2x
Luke E. Alverson	3 x Annual Base Salary	22,480	0.2x
(1) Based on a price per share of $36.70, which was the closing price of the Company’s stock on March 31, 2017. Shares have been rounded up to the nearest whole share.

The stock ownership levels under the guidelines are expected to be achieved within the later of five years from the date the guidelines are first applicable or five years from the executive’s date of appointment. Recognizing the time required to achieve the ownership guidelines, the Compensation Committee approved the establishment of an interim retention requirement. Through this requirement, executives who do not meet the ownership requirement must retain at least 75% of the vested common stock received from any equity award granted from the time the ownership guidelines become applicable, net of any shares used or sold to pay applicable tax withholding. For fiscal 2017, all Named Executive Officers were in process of attaining their required ownership and compliant with the guidelines.

The Compensation Committee annually reviews these stock ownership requirements and periodically monitors the executives’ progress toward meeting their respective target ownership levels. Shares held directly by an executive count toward satisfying the requirements. The share equivalent of vested and unexercised stock options also count toward satisfying the stock ownership requirements. Unvested equity awards are not counted toward satisfying the stock ownership requirements.

Recoupment of Incentive Compensation Policy

In fiscal 2017, our Board adopted a Recoupment of Incentive Compensation Policy (the “Recoupment Policy”), which reinforces our commitment to our business objectives and core values. Under the Recoupment Policy, the Compensation Committee has the ability to recoup certain incentive compensation from an executive, within three years prior, if the Company is required to restate its financial statements. If a restatement occurs, the Compensation Committee can require an executive to reimburse the Company for all incentive compensation where the amount of compensation received was greater than the amount the Compensation Committee believes was actually earned based on the restated financial results.

Legacy Pension Plans

In connection with our Spin-Off from CSWC in October 2015, the Company assumed administrative responsibility and liability for CSWC’s pension plans and the benefits payable to employees participating under these plans. The legacy pension plans include a qualified defined benefit, non-contributory retirement plan, as well as a restoration plan that provides benefits to the plan participants in the qualified plan to fulfill the intent of the qualified plan without regard to limitations under the Internal Revenue Code of 1986, as amended (the “Code”). The retirement benefits payable under the legacy pension plans depend on the participant’s years of service under the plans and their final average monthly compensation determined by averaging the five consecutive years of highest compensation prior to retirement.

On January 1, 2015, CSWC closed the legacy pension plans to new participants. At the Spin-Off, the Company froze the legacy pension plans, and future benefits to plan participants ceased to accrue as of that date. Mr. Armes and Ms. Tacke accrued benefits under the legacy plans as part of their prior employment with CSWC. The amount of legacy pension plan benefits attributable to applicable Named Executive Officers as of March 31, 2017 is shown in the “Pension Benefits” table below.

Other Benefits

As previously discussed, the Compensation Committee strives to make our executive compensation program primarily performance-based and, as such, does not provide perquisites for our executive officers other than benefits generally provided to all employees. Our executive compensation program from time to time may provide limited other benefits, which the Compensation Committee determines to be competitive with the level of benefits offered by the companies with which we compete for executive talent, and as such would serve to meet our stated objective of attracting and retaining executive talent. In addition, some of benefits may, in the Compensation Committee’s view, be provided for the Company’s benefit notwithstanding any personal benefit an executive may derive. No such other benefits were provided in fiscal 2017.

2017 Proxy Statement	33

Back to Contents

Additional Executive Compensation Information

Executive Change in Control and Severance Benefit Plan

In fiscal 2017, the Compensation Committee adopted an Executive Change in Control and Severance Benefit Plan. In adopting this plan, the Compensation Committee terminated existing individual severance agreements with the Company’s executive officers, bringing all executives into a consistent severance framework. The features of this plan are described more fully under “―Potential Payments upon Termination or Change-In-Control―CSW Industrials, Inc. Executive Change in Control and Severance Benefit Plan” below. The Compensation Committee believes that this plan benefits stockholders in providing consistency and transparency in severance benefits if an executive officer’s employment is terminated, and also supports alignment between executive officer and stockholder interests should a transformative transaction arise that is in stockholders’ best interests.

Review and Assessment of Compensation Under Termination Scenarios

The Compensation Committee reviews each Named Executive Officer’s total compensation under several scenarios including a change-in-control of the Company, termination of employment by management and resignation or retirement by the executive. Tally sheets setting forth all of the listed scenarios are prepared by management and reviewed by the Compensation Committee with input from Longnecker. Based on the Compensation Committee’s review of the tally sheets, the Compensation Committee determined that the potential payments that would be provided to the Named Executive Officers were consistent with our executive compensation objectives and principles.

Chief Executive Officer Compensation in Fiscal 2017

The compensation of the CEO was set in a manner consistent with our compensation philosophy and the general compensation objectives and principles discussed above. In the interest of providing stockholders with a better understanding of Mr. Armes’ compensation for fiscal 2017, we are providing the following discussion and analysis.

Employment Agreement

On October 1, 2015, the Company entered into an employment agreement with Mr. Armes regarding his role as the Company’s Chief Executive Officer.

The employment agreement has an initial term of two years. The term is automatically extended for an additional one-year period unless Mr. Armes’ employment is terminated pursuant to the terms of the employment agreement.

The employment agreement provides that Mr. Armes will serve as Chief Executive Officer of the Company and, for at least the initial term of the employment agreement, serve as Chairman of the Board. Additionally, the Board will nominate Mr. Armes for election to the Board during the term of the employment agreement.

Base Salary and Incentive Opportunities

Mr. Armes’ employment agreement provides for an annual base salary of not less than $500,000 and an annual incentive award opportunity with a target value equal to 150% of his base salary and a maximum payout at 200% of the target amount. Mr. Armes is also eligible to participate in the Company’s equity-based incentive plans and employee benefits plans, though no specific benefit or amount is provided.

Mr. Armes’ incentive opportunity under the LTIP was established by the Compensation Committee on October 1, 2015, in connection with the Spin-Off as discussed above. His total LTIP incentive opportunity of 280% of his base salary was determined by the Compensation Committee consistent with our compensation programs and principles described above. During fiscal 2017, no changes were made to Mr. Armes’ base salary, target AIP opportunity or target LTIP opportunity.

Benefits upon Termination

Under Mr. Armes’ employment agreement, if his employment is terminated due to death or disability, Mr. Armes will receive (1) his base salary and any unpaid benefits (including death benefits) through the date of termination, (2) if the date of termination is after the end of a fiscal year but before the Company pays cash bonuses, the cash bonus payment related to the previous year and (3) if the date of termination is before the end of a fiscal year, a prorated cash bonus payment related to the then-current fiscal year. Additionally, all of Mr. Armes’ unvested equity-based awards will immediately vest in full, except for performance-based awards, which will vest upon and to the extent that the performance conditions have been satisfied, and all options will remain exercisable for one year following the date of termination.

If Mr. Armes’ employment is terminated by the Company without “cause” or by Mr. Armes for “good reason”, Mr. Armes will receive (1) his base salary and any unpaid benefits through the date of termination, (2) a lump sum payment equal to two times the sum of (a) his then-current base salary or such higher base salary that was in effect during the 12 months prior to the date of termination and (b) the greater of his annual bonus for the prior fiscal year or his target bonus for the current year, (3) if the date of termination is after the end of a fiscal year but before the Company pays cash bonuses, the cash bonus payment related to the previous year, (4) if the date of termination is before the end of a fiscal year, a prorated cash bonus payment related to the then-current fiscal year and (5) continued medical and dental insurance for him and his dependents for 24 months following the date of termination. Additionally, all of Mr. Armes’ unvested equity-based awards will immediately vest in full, except for performance-based awards, which will vest upon and to the extent that the performance conditions have been satisfied, and all options will remain exercisable for one year following the date of termination.

2017 Proxy Statement	34

Back to Contents

If Mr. Armes’ employment is terminated by the Company for “cause” or by Mr. Armes without “good reason”, Mr. Armes will receive only his base salary and any unpaid benefits through the date of termination.

Additionally, Mr. Armes participates in the Change in Control and Severance Benefit Plan. To the extent the provisions of the Change in Control and Severance Benefit Plan are more beneficial to Mr. Armes, such provisions would apply in the applicable termination scenario.

The employment agreement also provides that Mr. Armes will not engage in activities that are competitive with the Company’s business or solicit any key employees of the Company to leave or accept employment with another company for 24 months following the date of termination.

2017 Proxy Statement	35

Back to Contents

Annual Executive Compensation Program Review and Compensation Risk

It is the Compensation Committee’s policy to regularly monitor and annually review our executive compensation program to determine, in consultation with Longnecker, whether the elements of the program are consistent with our stated executive compensation objectives and principles. Within this determination is an evaluation of whether the Company’s risk management objectives are being met with respect to the executive compensation program and our compensation programs as a whole. If the elements of the program are determined to be inconsistent with our objectives and principles, or if any incentives are determined to encourage risks that are reasonably likely to have a material adverse effect on us, the elements are adjusted as necessary.

The Compensation Committee, in consultation with Longnecker, has concluded that no risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Compensation Committee noted that:

■

Compensation elements are balanced. Our compensation program design provides a balanced mix of base salary, annual cash incentive compensation and, for eligible employees, long-term equity incentives, which provides the incentive to perform at high levels and maximize Company performance without focusing exclusively on compensation performance metrics to the detriment of other important business metrics.

■

Metrics balance short-term and long-term goals. Our incentive compensation metrics are balanced between short-term corporate business and financial objectives, namely EBITDA for the annual cash incentive opportunity, and long-term stock-based and financial performance objectives, which are effected through an equally weighted mix of restricted stock that generally vests ratably over a three-year period and performance shares that vest at the end of a three-year performance period based on benchmarked TSR performance.

■

Individual performance is emphasized. We place an emphasis on individual, non-financial performance metrics in determining final individual compensation amounts, serving to restrain the influence of formulae and objective factors on incentive pay and providing the Compensation Committee with discretion to adjust compensation downward if behaviors are not consistent with our business objectives and core values.

■

Incentive programs have performance thresholds and are capped. Both the AIP opportunity and performance share awards have threshold payout levels, which ensure that incentive compensation is reduced or eliminated altogether if minimum performance levels are not achieved, as well as maximum payout levels, which helps avoid excessive total compensation and reduces the incentive to engage in unnecessarily risky behavior.

■

Compensation is benchmarked. The Compensation Committee benchmarks compensation against both the benchmark peer group and other compensation data from the broader market to ensure compensation programs are generally consistent with industry practice.

■

Executives have ownership guidelines. Our officers have equity ownership guidelines, which further encourage a long-term focus on sustainable performance and further align our officers’ interests with those of our stockholders, and they are prohibited from pledging stock and engaging in transactions designed to hedge against the value of the Company’s stock.

Compensation & Talent Development Committee Report

The Compensation Committee of the Board of Directors of the Company is currently comprised of three independent directors, Linda Livingstone (Chair), William Quinn and Kent Sweezey.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, set forth above in this proxy statement, with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that this Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended March 31, 2017.

Linda Livingstone, Chair
William Quinn
Kent Sweezey

2017 Proxy Statement	36

Back to Contents

Summary Compensation Table

The following table sets forth compensation information for our Named Executive Officers — the individuals who served during fiscal 2017 as principal executive officer and principal financial officer of the Company and the three other most highly compensated executive officers of the Company serving at the end of fiscal 2017 (as of the end of fiscal 2017, the Company only had four executive officers). Compensation amounts for years prior to fiscal 2016 are not shown, as the Company did not commence operations until September 2015.

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)	(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Joseph B. Armes	2017	500,000	─	1,229,161	(5)	─	1,220,091	(6)	13,004	75,168	3,037,424
Chairman and Chief Executive Officer	2016	250,000	─	1,873,052		850,681	1,058,726		9,402	24,188	4,066,049

Gregg W. Branning(7)	2017	243,182	125,000	440,676	(8)	─	194,480		─	67,869	1,071,207
Executive VP, Chief Financial Officer

Christopher Mudd	2017	325,500	─	372,241	(9)	─	233,376		─	60,187	991,304
President and Chief Operating Officer	2016	155,422	─	299,961		─	200,000		─	18,328	673,711

Luke E. Alverson	2017	275,000	─	127,560	(10)	─	97,240		─	50,171	549,971
Senior VP, General Counsel and Secretary	2016	24,062	15,000	160,225		─	8,809		─	2,358	210,454

Kelly Tacke(11)	2017	105,406	─	132,898	(12)	─	─		─	1,756,646	1,994,950
Former Chief Financial Officer	2016	131,325	─	1,022,881		705,861	627,418		4,538	14,641	2,506,664

(1)

The Company’s fiscal year begins April 1 and ends March 31. Compensation amounts reported for 2016 represent partial year amounts earned by the executive officers in fiscal 2016, commencing October 1, 2016 or, if later, the executive officer’s first date of employment. As the Named Executive Officers did not receive compensation from the Company prior to fiscal 2016, only compensation amounts for fiscal 2017 and 2016 are presented.

(2)

Represents the grant date fair value of long-term equity incentive awards under the Company’s LTIP computed in accordance with FASB ASC 718 “Compensation – Stock Compensation”, including the impact of forfeitures. The incentive awards are granted in the form of restricted stock, which generally vest ratably over a three-year period, and performance shares. The performance criteria for the performance share awards is based on the Company’s TSR over a three-year period compared to the TSR of the Company’s applicable benchmark peer group for the same period, as described in further detail under “—Elements of the Executive Compensation Program—Long-Term Incentives—Performance Share Awards” above. The reported value of the performance awards is computed based on the probable outcome of the performance conditions. Payout for the performance share awards can range from 0% to a maximum of 100%. Assumptions used in the valuations are discussed in Note 5 to the Company’s audited consolidated financial statements for the year ended March 31, 2017 in the Annual Report.

(3)

The amounts in this column include an annual cash incentive bonus for 2017 under the Company’s AIP that was earned in fiscal 2017.

(4)

The following table shows the components of this column for the Named Executive Officers, calculated at the aggregate incremental cost to the Company:

Name	Retirement Plan Contributions(A)	ESOP Contributions(B)	Insurance Premiums(C)	Severance Amounts(D)	Other Amounts(E)	Total
Joseph B. Armes	$45,825	$ 10,800	$18,543	$ ―	$ ―	$ 75,168
Gregg W. Branning	8,750	―	11,420	―	47,699	67,869
Christopher J. Mudd	29,240	10,800	20,147	―	―	60,187
Luke E. Alverson	20,889	10,800	18,482	―	―	50,171
Kelly Tacke	4,925	―	3,379	1,748,342	―	1,756,646

(A)

Includes matching and discretionary Company contributions to the Named Executive Officers under the Company’s 401(k) retirement plan, which is generally available to the Company’s U.S. employees.

(B)

Includes Company contributions to the Employee Stock Ownership Plan for fiscal 2017. These amounts were accrued in fiscal 2017 but contributed in fiscal 2018. Mr. Branning joined the Company after the beginning of fiscal 2017 and was not eligible to participate.

(C)

Includes annual premiums for group term life insurance, the Company’s portion of annual premiums for medical, dental and vision benefits and the Company’s portion of disability premiums.

2017 Proxy Statement	37

Back to Contents

(D)

Includes amounts paid to Ms. Tacke under an Employment Release Agreement dated June 9, 2016, representing the value of a one-time cash payment ($395,000) and insurance premiums paid for medical, dental and vision coverage following termination ($8,700). Also includes $1,344,642 of expense recognized by the Company for cash incentive payments payable by CSWC to Ms. Tacke under the CSWC Spin-Off Compensation Plan, which payments were accelerated under the terms of such plan upon her termination of employment from the Company. The Company was not responsible for the cash payment to Ms. Tacke. For a description of such plan, please see the disclosure contained in Company’s proxy statement for the 2016 annual meeting of stockholders, dated July 6, 2016, under “Additional Executive Compensation Information – CSCW Spin Off Compensation Plan”.

(E)

Includes the aggregate value of relocation benefits incurred by the Company relating to Mr. Branning’s commencement of employment.

(5)

Includes annual grants of restricted stock (21,505 shares; $696,547) and performance shares (22,407 shares; $532,614) made under the Company’s LTIP, calculated in accordance with note 2 above. Restricted stock award values were calculated using a price per share of $32.39, the closing market price of the Company’s common stock as reported by NASDAQ on October 1, 2016, the date of grant. The maximum potential value of the performance shares at grant date, assuming the highest level of performance conditions, was $699,995.

(6)

Includes $530,400 awarded to Mr. Armes under the Company’s AIP that was earned in fiscal 2017. Also includes $689,691 expensed by the Company for cash incentive awards Mr. Armes is eligible to receive from CSWC under the CSWC Spin-Off Compensation Plan. CSWC, not the Company, made the associated cash payment to Mr. Armes. For a description of such plan, please see the disclosure contained in Company’s proxy statement for the 2016 annual meeting of stockholders, dated July 6, 2016, under “Additional Executive Compensation Information – CSWC Spin Off Compensation Plan”.

(7)

Mr. Branning joined the Company on June 9, 2016, during fiscal 2017. As such, only amounts for fiscal 2017 are shown. Amounts shown in the “Bonus” column represent a one-time cash sign-on bonus of $100,000, half of which was paid commencing with his employment, and half of which was paid on the one year anniversary of his employment date, and a one-time cash payment of $25,000 for transition and relocation costs.

(8)

Includes annual grants of restricted stock (6,144 shares; $199,004) and performance shares (5,961 shares; $141,693) made under the Company’s LTIP, calculated in accordance with note 2 above. Also includes a one-time sign on grant of 2,980 shares of restricted stock ($99,979), which vests ratably over three-year period on each annual anniversary of the grant. Restricted stock award values were calculated using a price per share of $32.39, the closing market price of the Company’s common stock as reported by NASDAQ on October 1, 2016, the date of grant. The maximum potential value of the performance shares at grant date, assuming the highest level of performance conditions, was $199,992.

(9)

Includes annual grants of restricted stock (6,759 shares; $218,924) and performance shares (6,450 shares; $153,317) made under the Company’s LTIP, calculated in accordance with note 2 above. Restricted stock award values were calculated using a price per share of $32.39, the closing market price of the Company’s common stock as reported by NASDAQ on October 1, 2016, the date of grant. The maximum potential value of the performance shares at grant date, assuming the highest level of performance conditions, was $208,916.

(10)

Includes annual grants of restricted stock (2,323 shares; $75,242) and performance shares (2,201 shares; $52,318) made under the Company’s LTIP, calculated in accordance with note 2 above. Restricted stock award values were calculated using a price per share of $32.39, the closing market price of the Company’s common stock as reported by NASDAQ on October 1, 2016, the date of grant. The maximum potential value of the performance shares at grant date, assuming the highest level of performance conditions, was $71,290.

(11)

Ms. Tacke transitioned from her role with the Company effective June 15, 2016. Her compensation does not include a decrease in pension value of approximately $105,000.

(12)

Includes an annual grant of performance shares (5,591 shares; $132,898) made under the Company’s LTIP, calculated in accordance with note 2 above. The maximum potential value of the performance shares at grant date, assuming the highest level of performance conditions, was $181,092. These shares were forfeited in connection with Ms. Tacke’s departure from the Company.

2017 Proxy Statement	38

Back to Contents

2017 Grants of Plan-Based Awards

The following table sets forth certain information with respect to 2017 plan-based awards granted to the Named Executive Officers for the year ended March 31, 2017.

Name	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)(2)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joseph B. Armes	6/1/2016	(3)	375,000	750,000	1,500,000
	4/1/2016					11,204	22,407	22,407			532,614	(4)
	10/1/2016								21,505	(5)	696,547
Gregg W. Branning	6/9/2016	(3)	112,500	225,000	450,000
	6/9/2016					2,981	5,961	5,961			141,693	(4)
	6/9/2016								2,980	(5)	99,979
	10/1/2016								6,144	(5)	199,004
Christopher J. Mudd	6/1/2016	(3)	165,000	330,000	660,000
	4/1/2016					3,225	6,450	6,450			153,317	(4)
	10/1/2016								6,759	(5)	218,924
Luke E. Alverson	6/1/2016	(3)	68,750	137,500	275,000
	4/1/2016					1,101	2,201	2,201			52,318	(4)
	10/1/2016								2,323	(5)	75,242
Kelly Tacke(6)	4/1/2016					2,796	5,591	5,591			132,898	(4)
(1)

The number of shares listed represents long-term equity incentive awards in the form of performance shares under the Company’s LTIP. The performance criteria for these awards is based on the Company’s TSR from April 1, 2016 through March 31, 2019 compared to the TSR performance of the Company’s benchmark peer group for the same period, as described in further detail under “—Elements of the Executive Compensation Program—Long-Term Incentives—Performance Share Awards” above.

(2)

These amounts represent the fair value, as determined under FASB ASC Topic 718, of the awards based on the grant date fair value estimated by the Company for financial reporting purposes.

(3)

Under the AIP, the primary performance measures are internally defined metrics based on EBITDA and achievement of individual performance metrics. Actual amounts payable under the AIP, if payable, can range from 50% (Threshold) to 200% (Maximum) of the target amounts for the Named Executive Officers based upon the extent to which performance under the foregoing criteria meets, exceeds or is below the target. The “Threshold”, “Target” and “Maximum” amounts shown for Mr. Branning represent a pro-rated portion of the full year target amount, in proportion to the number of months he was employed during fiscal 2016. Actual payout for the EBITDA metric (60% of total AIP) in 2016 was 51.2% of the target amount.

(4)

Represents the fair value on the date of grant, as described in footnote (2), of the “target” award, which is the probable amount. The actual value may be less depending on the Company’s TSR performance during the applicable three-year performance period.

(5)

The amounts shown reflect the numbers of shares of restricted stock granted to each Named Executive Officer pursuant to the Company’s 2015 Equity and Incentive Compensation Plan. The shares generally vest ratably over a three-year period on each annual anniversary of the date of grant.

(6)

Ms. Tacke transitioned from her role with the Company in June 2016. All awards in the table above were forfeited in connection with her departure.

2017 Proxy Statement	39

Back to Contents

Outstanding Equity Awards at Year-End 2017

The following table sets forth certain information with respect to outstanding equity awards as of March 31, 2017 with respect to the Named Executive Officers.

Name	Option Awards(1)					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(2) ($)
Joseph B. Armes	17,926	11,951	25.52	7/15/2023	52,656	(3)	1,932,475	5,682	(4)	208,512
	57,321	28,660	25.23	8/28/2024				11,204	(5)	411,168
Gregg W. Branning	—		—	—	10,624	(6)	389,901	2,981	(5)	109,384
Christopher J. Mudd	—		—	—	11,088	(7)	406,930	1,623	(4)	59,564
								3,225	(5)	118,358
Luke E. Alverson	—		—	—	5,826	(8)	213,814	1,101	(5)	40,388
Kelly Tacke(9)	—		—	—	—		—	—		—
(1)

All option awards shown in this table represent stock options issued in conversion of CSWC stock option awards granted prior to the Spin-Off. The stock option issuances converted existing CSWC stock option awards consistent with the treatment of shares in the Spin-Off. 5,976 of the $25.52 strike price options vested on July 15, 2017. Mr. Armes’ remaining options vest as follows: 28,660 of the $25.23 strike price options vest on December 29, 2017; and 5,975 of the $25.52 strike price options vest on July 15, 2018.

(2)

Calculated using a price per share of $36.70, the closing market price of the Company’s common stock as reported by NASDAQ on March 31, 2017, the end of the Company’s last completed fiscal year. Concerning all performance awards, the amounts of shares used in calculating the payout values assumes the achievement of threshold performance, which would result in the target unit amounts presented in the table vesting at 50%.

(3)

Mr. Armes’ shares of restricted stock vest as follows: 1,000 shares on July 15, 2017; 14,743 shares on October 1, 2017; 14,000 shares on December 29, 2017; 1,000 shares on July 15, 2018; 14,745 shares on October 1, 2018; and 7,168 shares on October 1, 2019.

(4)

These shares represent long-term equity incentive awards in the form of performance shares under the Company’s LTIP. The performance measure set for this plan is based on the Company’s TSR over the period from October 1, 2015 through March 31, 2018 compared to the TSR’s of the Company’s benchmark peer group for the same period. Payouts can range from 0% to a maximum of 100% of the shares granted. The number of shares reported, along with the associated value reported, assume threshold performance achievement, or 50% of the total shares granted.

(5)

These shares represent long-term equity incentive awards in the form of performance shares under the Company’s LTIP. The performance measure set for this plan is based on the Company’s TSR over the period from April 1, 2016 through March 31, 2019 compared to the TSR’s of the Company’s benchmark peer group for the same period. Payouts can range from 0% to a maximum of 100% of the shares granted. The number of shares reported, along with the associated value reported, assume threshold performance achievement, or 50% of the total shares granted.

(6)

993 of these shares vested on June 9, 2017. Mr. Branning’s remaining shares of restricted stock vest as follows: 2,048 shares on October 1, 2017; 994 shares on June 9, 2018; 2,048 shares on October 1, 2018; 993 shares on June 9, 2019; and 2,048 shares on October 1, 2019.

(7)

Mr. Mudd’s shares of restricted stock vest as follows: 4,418 shares on October 1, 2017; 4,417 shares on October 1, 2018; and 2,253 shares on October 1, 2019.

(8)

Mr. Alverson’s shares of restricted stock vest as follows: 774 shares on October 1, 2017; 1,751 shares on March 1, 2018; 775 shares on October 1, 2018; 1,752 shares on March 1, 2019; and 774 shares on October 1, 2019.

(9)

Ms. Tacke transitioned from her role with the Company in June 2016. As of March 31, 2017, she had no outstanding equity awards.

2017 Proxy Statement	40

Back to Contents

2017 Option Exercises and Stock Vested

The following table sets forth certain information with respect to stock option exercises and restricted stock vesting during the fiscal year ended March 31, 2017 with respect to the Named Executive Officers.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)		Value Realized on Vesting ($)
Joseph B. Armes	—	—	22,576		797,187
Gregg W. Branning	—	—	—		—
Christopher J. Mudd	—	—	2,164		70,092
Luke E. Alverson	—	—	1,752		64,999
Kelly Tacke	—	—	28,667	(2)	944,578
(1)

The number of shares reported includes shares that were surrendered during the fiscal year ended March 31, 2017 to pay for taxes upon the vesting of restricted common stock.

(2)

Represents shares issued in September 2015 to convert CSWC restricted shares under the CSWC Spin-Off Compensation Plan. The vesting of these shares was accelerated upon Ms. Tacke’s termination from employment pursuant to the CSWC Spin-Off Compensation Plan and the existing terms of the awards.

2017 Pension Benefits

The following table sets forth certain information as of March 31, 2017 with respect to pension benefits attributable to our Named Executive Officers. Please refer to “—Elements of the Executive Compensation Program—Legacy Pension Plans” above for a narrative description of our pension plans.

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Joseph B. Armes	Qualified Retirement Plan	2.25	82,390	—
	Restoration Plan	2.25	95,239	—
Gregg W. Branning	—	—	—	—
Christopher J. Mudd	—	—	—	—
Luke E. Alverson	—	—	—	—
Kelly Tacke(2)	—	—	—	—
(1)

The pension plans listed represent legacy plans assumed from CSWC in connection with the Spin-Off. The plans listed were frozen on October 1, 2015, and no benefits have accrued to any plan participant following that date. The present value of accumulated benefit shown is an actuarial present value derived from the plans’ provisions, which is influenced by credited service and based on the mortality and discount rate assumptions used for financial reporting purposes (but excluding pre-retirement mortality). Assumptions used in the valuations are discussed in Note 12 to the Company’s audited consolidated financial statements for the year ended March 31, 2017 in the Annual Report.

(2)

Ms. Tacke’s employment with the Company ended effective June 15, 2016. No benefits accrued under the legacy pension plans had vested at that date, and all amounts were forfeited.

Potential Payments upon Termination or Change-In-Control

The information below describes compensation that would have been paid under existing plans and contractual arrangements to the Named Executive Officers in the event of a termination of the executive’s employment with the Company or change-in-control of the Company, assuming these events occurred on March 31, 2017. Amounts shown therefore include amounts earned through such time and are estimates of the amounts that would have been paid out to the executives upon their termination or a change-in-control (based upon the executive’s compensation and service levels as of such date and the closing price of the Company’s common stock on March 31, 2017 of $36.70). The actual amounts to be paid can only be determined at the time of a change-in-control or the executive’s termination of employment with the Company. Upon any termination of employment, each of the Named Executive Officers would also be entitled to the vested amounts, if any, shown in the “2017 Pension Benefits” table above.

2017 Proxy Statement	41

Back to Contents

CSW Industrials, Inc. Executive Change in Control and Severance Benefit Plan

All of the Named Executive Officers participated in the Company’s Change in Control and Severance Benefit Plan (the “CIC and Severance Plan”) as of March 31, 2017, as described under “―Additional Executive Compensation Information” above. The CIC and Severance Plan provides benefits for termination of employment under three scenarios: by the Company without cause or by the executive for good reason; following a qualifying change in control; and upon death or disability. In any scenario, the receipt of benefits following a termination is contingent upon the executive (or the executive’s estate) executing a release in favor of the Company.

The CIC and Severance Plan provides benefits based on two participant levels: Level One and Level Two. Currently, Mr. Armes is the only Level One participant, and all other Named Executive Officers are Level Two participants.

Termination Without Cause by the Company or For Good Reason by the Executive

Upon an executive’s termination by the Company without cause or by the executive for good reason, the executive is provided with the following severance benefits:

■

A pro-rata bonus for the year in which termination occurs, calculated using the greater of the actual AIP award earned in the preceding fiscal year or the target AIP award for the current fiscal year, except that any portion of an AIP award that is intended to constitute “performance-based compensation” under Section 162(m) of the Code, the amount paid will be based on performance actually attained;

■

A lump sum payment equal to (a) in the case of a Level One participant, two times, and (b) in the case of a Level Two participant, one times, 12 months of base salary;

■

continuation of health and welfare benefits for the earlier of (a) in the case of a Level One participant, 24 months, and (b) in the case of a Level Two participant, 12 months, following termination or the executive’s acceptance of full-time employment with another entity, at a cost equal to the cost for an active employee for similar coverage; and

■

Immediate vesting in full of all unvested equity awards that have a vesting date within (a) in the case of a Level One participant, two years, and (b) in the case of a Level Two participant, one year, of the date of termination, in accordance with the terms of the applicable award agreements.

As used in the CIC and Severance Plan, “cause” generally means: (a) the commission of an act of personal dishonesty intended to result in substantial personal enrichment to the detriment of the Company; (b) the conviction or please of nolo contendere to a misdemeanor involving moral turpitude or a felony; (c) the failure to perform work responsibilities; (d) violation of any of the Company’s material policies or procedures; or (e) any material breach of any material agreement with the Company, and in the cases of (c), (d) and (e), such failure, violation or breach has continued for more than 30 days following written notice to the executive.

As used in the CIC and Severance Plan, “good reason” generally means, without the express written consent of the executive: (a) a material reduction in base compensation; (b) a material diminution in authority, duties or responsibilities; (c) a permanent relocation more than 50 miles from where services were normally performed; (d) a material reduction in the authority, duties or responsibilities of the person to whom the executive reports; or (e) any other action or inaction that constitutes a material breach by the Company of its obligations under the CIC and Severance Plan or any other material agreement to which the Company and the executive are parties.

Termination Following a Change in Control

Upon the occurrence of a Change in Control (as defined in the Company’s 2015 Equity and Incentive Compensation Plan) and without a requirement that the executive’s employment be terminated, all then-outstanding unvested equity awards (including restricted stock and performance share awards) will fully vest, in accordance with the terms of the applicable award agreements.

If an executive’s employment is terminated without cause by the Company or for good reason by the executive, in either case within two years following a Change in Control, then the executive is provided with the following severance benefits:

■

A pro-rata bonus for the year in which termination occurs, calculated using the greater of the actual AIP award earned in the preceding fiscal year or the target AIP award for the current fiscal year;

■

A lump sum payment equal to (a) in the case of a Level One participant, three times, and (b) in the case of a Level Two participant, two times, the sum of (i) 12 months of base salary plus (ii) the executive’s target AIP award for the current fiscal year;

■

Continuation of health and welfare benefits for the earlier of 24 months following termination or the executive’s acceptance of full-time employment with another entity, at a cost equal to the cost for an active employee for similar coverage.

In addition to the above, an executive would be entitled to any unpaid base salary through the date of termination, any unpaid AIP earned for a completed fiscal year but not yet paid, any unreimbursed business or other expenses through the date of termination, and any employee benefits to which the executive is entitled pursuant to the terms of the plans governing the benefits.

Additionally, the CIC and Severance Plan does not contemplate tax “gross up” payments. Instead, under a “best of net” provision in the CIC and Severance Plan, if any payments or benefits to which an executive is entitled are likely subject to the tax imposed by Section 4999 of the Code, the payment will (1) be reduced such that Section 4999 does not apply or (2) be paid in full, whichever produces the better net after tax position, as determined by the Board in good faith.

A Change in Control, as defined in the 2015 Equity and Incentive Compensation Plan, generally includes the occurrence of the following events:

2017 Proxy Statement	42

Back to Contents

■

Any person or group acquires, or has acquired during the prior twelve months, beneficial ownership, directly or indirectly, of one-third or more of the Company’s outstanding common stock or combined voting power of the Company’s voting securities;

■

Any person or group acquires beneficial ownership, directly or indirectly, of Company securities that constitutes more than 50% of the total fair market value or voting power of the Company’s securities;

■

The incumbent members of the Board of Directors cease to constitute a majority of the Board of Directors, except in cases where a new director is approved by at least 75% of the incumbent directors and whose election was not in connection with a change in control transaction or in connection with a proxy contest relating to director election;

■

Any consolidation or merger to which the Company is a party, if following the transaction the Company’s stockholders do not beneficially own at least a majority of the outstanding common stock and the combined voting power of the surviving or continuing entity;

■

Any sale or other transfer of a majority of the assets of the Company;

■

The Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company; or

■

Any other event specified by the Board.

Termination Due to Death or Disability

Upon an executive’s death or disability, an executive (or his or her estate) would be entitled to receive: (1) a pro-rata bonus for the year in which termination occurs, calculated using the greater of the actual AIP award earned in the preceding fiscal year or the target AIP award for the current fiscal year; and (2) continued medical and dental insurance coverage for 12 months following termination, at a cost equal to the cost for an active employee for similar coverage. Additionally, all then-outstanding unvested equity awards will fully vest, in accordance with the terms of the applicable award agreements.

Quantification of Potential Payments

The following table sets forth the estimated value of the potential payments to each of the Named Executive Officers, assuming the executive’s employment had terminated on March 31, 2017. Ms. Tacke is not shown in the table below because she transitioned from her role with the Company before March 31, 2017. For the events of termination involving a change-in-control, we assumed that the change-in-control also occurred on that date. In addition to the payments set forth in the following table, Mr. Armes may receive certain payments upon his termination or a change-in-control pursuant to the legacy pension plans. Previously vested benefits under those plans for Mr. Armes are disclosed in the “2017 Pension Benefits” table.

Triggering Event	Compensation Component	Payout($)
		Joseph B. Armes(1)	Gregg W. Branning	Chris J. Mudd	Luke E. Alverson
Death	Life insurance benefit (third party payment)	50,000	50,000	50,000	50,000
	Pro-rata annual incentive award (at target)	750,000	300,000	330,000	137,500
	Health & welfare benefit	19,040	19,040	20,668	20,668
	Immediate vesting of equity awards(2)	1,932,475	811,657	1,129,773	404,691
	Total	2,751,515	1,180,697	1,530,441	612,859
Disability	Pro-rata annual incentive award (at target)	750,000	300,000	330,000	137,500
	Health & welfare benefit	19,040	19,040	20,668	20,668
	Immediate vesting of equity awards(2)	1,932,475	811,657	1,129,773	404,691
	Total	2,701,515	1,130,697	1,480,441	562,859
Termination Without	Termination payment	2,500,000	300,000	330,000	275,000
Cause by the	Pro-rata annual incentive award (at target)	750,000	300,000	330,000	137,500
Company or For Good	Immediate vesting of certain equity awards(2)(3)	1,932,475	111,605	281,269	92,668
Reason by the Executive	Health & welfare benefit	38,080	19,040	20,668	20,668
	Total	5,220,555	730,645	961,937	525,836
Change-in-Control — Employment Continues	Immediate vesting of equity awards(2)	1,932,475	811,657	1,129,773	404,691
	Total	1,932,475	811,657	1,129,773	404,691
Change-in-Control —	Termination payment	3,750,000	1,200,000	1,320,000	825,000
Termination Without	Pro-rata annual incentive award (at target)	750,000	300,000	330,000	137,500
Cause by the	Immediate vesting of equity awards(2)	1,932,475	811,657	1,129,773	404,691
Company	Health & welfare benefit	38,080	38,080	41,335	41,335
	Total	6,470,555	2,349,737	2,821,108	1,408,526

2017 Proxy Statement	43

Back to Contents

(1)

Amounts shown for Mr. Armes are determined in accordance with the terms of his employment agreement, discussed under “Additional Executive Compensation Information - Chief Executive Officer Compensation in 2017”, as well as the CIC and Severance Plan. Where benefits between the employment agreement and the CIC and Severance Plan overlap, the highest potential amount is shown.

(2)

These amounts are calculated assuming that the market price per share of the Company’s common stock on the date of event was equal to the closing price of the Company’s common stock on March 31, 2017 ($36.70). Additionally, it assumes that, for performance shares that have not vested, the performance conditions are satisfied at target (100%) vesting at the time of termination.

(3)

Pursuant to Mr. Armes’ employment agreement, all unvested equity awards vest immediately in this termination scenario. For the other named executive officers under the CIC & Severance Plan, only the shares vesting within one year following termination automatically vest.

2017 Proxy Statement	44

Back to Contents

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board is providing stockholders the opportunity to cast an advisory vote on the compensation of our Named Executive Officers pursuant to Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”). This proposal, commonly known as a “Say on Pay” proposal, gives our stockholders the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our Named Executive Officers.

The Board values the opinions of the Company’s stockholders as expressed through their votes and other communications. This Say on Pay vote is advisory, meaning that it is not binding on the Compensation Committee or Board. This vote will not affect any compensation already paid or awarded to any Named Executive Officer, nor will it overrule any decisions the Board has made. Nonetheless, the Compensation Committee and the Board will review and carefully consider the outcome of the advisory vote on executive compensation when making future decisions regarding our executive compensation programs and policies.

We design our executive compensation programs to implement our core objectives of attracting and retaining key leaders, rewarding current performance, driving future performance and aligning the long-term interests of our executives with those of our stockholders. Stockholders are encouraged to read the CD&A section of this proxy statement, including the “Executive Summary”. In the CD&A, we have provided stockholders with a description of our compensation programs, including the philosophy and strategy of the programs, the individual elements of the compensation programs and how our compensation plans are administered. We have also described how the Compensation Committee continues to evolve our executive compensation program based on stockholder feedback.

We believe stockholders should consider the following financial performance data and compensation design elements when voting on this proposal:

■

Concerning our annual incentive plan, the EBITDA performance metric was 70.7% of plan, appropriately resulting in an annual incentive award percentage payout of 51.2% of target with respect to that metric.

■

On average, the Named Executive Officers had 73.5% (or 81.1% in the case of the CEO) of their target pay “at risk,” or dependent upon both the Company’s and each individual’s performance.

■

Maximum payout levels for the annual cash incentive award are capped at 200% of target, with formulaic positive or negative adjustment for financial and individual performance, and the performance share award payouts are capped, which in both cases avoids excessive total compensation and reduces the incentive to engage in unnecessarily risky behavior.

■

The annual cash incentive award and the performance share award have threshold payout levels, ensuring that incentive compensation is reduced or eliminated altogether if minimum performance levels are not achieved.

■

Our officers are subject to stock ownership guidelines, which further encourage a long-term focus on sustainable performance and align our officers’ interests with those of our stockholders.

■

Our officers are prohibited from engaging in transactions designed to hedge the value of the Company’s stock.

■

The Company does not provide perquisites.

The Board believes that the Company’s executive compensation programs use appropriate structures and sound pay practices to promote achieving our core objectives. Further, the Board and Compensation Committee took into account the results of the 2016 say on pay vote and other stockholder feedback and made changes to the Company’s compensation practices for fiscal 2018. For additional details, see page 22. Accordingly, the Board recommends that you vote in favor of the following resolution:

“RESOLVED, that the CSW Industrials, Inc. stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the section of this Proxy Statement entitled ‘Executive Compensation’.”

Required Vote and Recommendation

Approval of this proposal will require the affirmative vote of a majority of the votes cast in person or represented by proxy. Abstentions will not count as votes cast on this proposal. Therefore, abstentions will have no effect on the proposal. Additionally, broker non-votes will not be considered to have voted on this proposal, and therefore will have no effect on the proposal. The individuals named as proxies on the enclosed proxy card will vote your proxy “FOR” this proposal unless you instruct otherwise on the proxy or you withhold authority to vote.

2017 Proxy Statement	45

Back to Contents

The advisory vote on executive compensation is non-binding, meaning that our Board will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the votes cast at the Annual Meeting.

The Board recommends that you vote “FOR” the approval of this advisory vote on Executive Compensation.

2017 Proxy Statement	46

Back to Contents

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater-than-5% beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year.

The policy provides that the N&CG Committee reviews transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the N&CG Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Board has delegated authority to the Chairman of the N&CG Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the Chairman is provided to the full N&CG Committee for its review in connection with each regularly scheduled N&CG Committee meeting.

The N&CG Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

■

business transactions with other companies in which a related person’s only relationship is as an employee, director or less-than-10% beneficial owner if the amount of business falls below the thresholds in NASDAQ’s listing standards and the Company’s director independence standards; and

■

charitable contributions, grants or endowments to a charitable organization where a related person is an employee if the aggregate amount involved does not exceed the greater of $1 million or 2% of the organization’s total annual receipts.

The N&CG Committee was not requested to and did not approve any transactions required to be reported under applicable SEC rules in fiscal 2017.

2017 Proxy Statement	47

Back to Contents

SECURITY OWNERSHIP OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

The following table sets forth as of May 31, 2017 ownership of Company common stock by members of the Board, each Named Executive Officer of the Company listed in the “Summary Compensation Table” individually and all members of the Board and all executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each stockholder identified possesses sole voting and investment power with respect to his or her shares.

Name of Beneficial Owner	Amount and nature of beneficial ownership(1)		Percent of class
Joseph Armes	218,207	(2)	1.4%
Luke Alverson	12,206		*
Gregg Branning	22,116		*
Michael Gambrell	11,751		*
Terry Johnston	1,325		*
Linda Livingstone	4,751		*
Christopher Mudd	38,356		*
William Quinn	13,141		*
Robert Swartz	5,752		*
Kent Sweezey	1,559		*
All members of the Board and officers as a group (10 individuals)	329,164		2.1%
*

Less than 1%.

(1)

Beneficial ownership has been determined in accordance with SEC rules and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power. Any securities held in the name of and under the voting and investment power of a spouse of an executive officer or director have been excluded. For each person or group, also includes any securities that person or group has the right to acquire within 60 days pursuant to stock options under certain Company stock option and incentive plans.

(2)

Includes 81,223 shares of common stock that Mr. Armes has the right to acquire within 60 days pursuant to stock options. Also includes 9,502 shares owned by a family limited partnership of which Mr. Armes and his spouse are 50% owners of the general partner.

2017 Proxy Statement	48

Back to Contents

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following stockholders reported to the SEC that they beneficially own more than 5% of the Company’s common stock. The information is presented as of March 31, 2017 and is based on stock ownership reports on Schedule 13G filed with the SEC and subsequently provided to us. We know of no other stockholder holding 5% or more of the Company’s common stock.

Name and Address of Beneficial Owner	Amount and nature of beneficial ownership(1)		Percent of class
Zuckerman Investment Group, LLC	1,132,220	(2)	7.1%
155 N. Wacker Drive, Suite 1700
Chicago, Illinois 60606
BlackRock, Inc.	958,160	(3)	6.1%
55 East 52nd Street
New York, New York 10055
Wells Fargo & Company	943,016	(4)	6.0%
420 Montgomery Street
San Francisco, California 94163
American Century Investment Management, Inc.	846,910	(5)	5.4%
4500 Main Street, 9th Floor
Kansas City, Missouri 64111
First Manhattan Co.	815,118	(6)	5.2%
399 Park Avenue
New York, New York 10022
(1)

Beneficial ownership has been determined in accordance with SEC rules.

(2)

Based on a Schedule 13G/A filed with the SEC on February 14, 2017. The filing indicates that Zuckerman Investment Group, LLC, Sherwin A. Zuckerman and Daniel R. Zuckerman have sole voting power for 0 shares, shared voting power for 1,132,220 shares, sole dispositive power for 0 shares and shared dispositive power for 1,132,220 shares.

(3)

Based on a Schedule 13G filed with the SEC on January 30, 2017. The filing indicates sole voting power for 931,326 shares, shared voting power for 0 shares, sole dispositive power for 958,160 shares and shared dispositive power for 0 shares.

(4)

Based on a Schedule 13G filed with the SEC on January 27, 2017. The filing indicates sole voting power for 10,485 shares, shared voting power for 312,378 shares, sole dispositive power for 10,485 shares and shared dispositive power for 897,101 shares.

(5)

Based on a Schedule 13G filed with the SEC on February 10, 2017. The filing indicates that American Century Investment Management, Inc., American Century Companies, Inc. and Stowers Institute for Medical Research have sole voting power for 787,879 shares, shared voting power for 0 shares, sole dispositive power for 846,910 shares and shared dispositive power for 0 shares.

(6)

Based on a Schedule 13G/A filed with the SEC on February 10, 2017. The filing indicates sole voting power for 0 shares, shared voting power for 809,618 shares, sole dispositive power for 0 shares and shared dispositive power for 815,118 shares.

2017 Proxy Statement	49

Back to Contents

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any person beneficially owning more than 10% of the Company’s common stock to file reports of ownership and any changes in ownership with the SEC. Based solely on the Company’s review of reports furnished to the Company and representations provided to the Company by persons required to file reports under Section 16 of the Exchange Act, the Company’s directors, executive officers and greater than 10% beneficial owners properly and timely complied with their Section 16(a) filing requirements during the fiscal year ended March 31, 2017.

2017 Proxy Statement	50

Back to Contents

PROPOSAL THREE: AMEND THE CHARTER TO ELIMINATE THE CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS

At the Annual Meeting, our stockholders will be asked to consider an amendment to our Charter to provide that, beginning in 2018, all directors will be elected on an annual basis for a term of one year (the “Declassification Amendment”). Our Charter currently requires that the Board be divided into three classes of approximately equal size (Class I, Class II and Class III), each with a three-year term. The terms of the classes are staggered, meaning that only one of the three classes stands for re-election at each annual meeting of stockholders. Declassifying the Board will allow our stockholders to vote on the election of our entire Board each year, rather than on a staggered basis.

If the proposed Declassification Amendment is adopted and becomes effective, declassification of the Board would commence with the 2018 annual meeting and would result in the classified board being fully-phased out (and all directors standing for annual elections) at our 2020 annual meeting. All directors elected by stockholders at or after the 2018 annual meeting will serve for terms expiring at the next annual meeting of stockholders. Directors elected to three-year terms of office prior to the 2018 annual meeting will complete their existing terms. The Board will be declassified as follows:

■

at the 2018 annual meeting, Class III directors will be elected for a one-year term;

■

at the 2019 annual meeting, Class I and Class III directors will be elected for a one-year term; and

■

at the 2020 annual meeting, and at each annual meeting thereafter, all directors will be elected for one-year terms.

The Declassification Amendment also provides that any director elected to fill a vacancy will hold office for the term that remains for that director, and any director elected to fill a vacancy that resulted from an increase in the size of the Board will be elected to serve until the next annual meeting.

Sections 1, 3 and 4 of Article VII of our Charter contain the provisions that will be amended if this Proposal Three is approved by our stockholders at the Annual Meeting. Annex A to this proxy statement shows the changes contemplated by the proposed Declassification Amendment. If approved by our stockholders, the amendment to our Charter will become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which would occur promptly following the approval of this Proposal Three at the Annual Meeting. The description of the proposed Declassification Amendment above is only a summary and is qualified in its entirety by reference to the actual text of the proposed Declassification Amendment included in Annex A to this proxy statement. If the Declassification Amendment becomes effective, the Board will also approve conforming changes to our Bylaws to eliminate the classified structure of the Board.

Reasons for Declassification

In determining whether to submit the Declassification Amendment to our stockholders, the Board considered factors both in favor of and against continuing the existing classified Board structure. As a result, the Board determined that declassification of the Board would be in the best interests of the Company and our stockholders.

The Board recognizes that a classified structure offers some advantages, particularly for newly-public companies, such as promoting board continuity and stability, encouraging directors to focus on the long-term productivity of the Company and ensuring that a majority of the Board will always have prior experience with the Company. Additionally, classified boards provide some protection against unwanted takeovers and proxy contests that may not be in stockholders’ best interests, as they make it more difficult for a substantial stockholder to gain control of the Board.

However, the Board also recognizes that a classified structure may appear to reduce director accountability to stockholders, since stockholders are not able to express a view on each director’s performance through an annual vote. Moreover, some institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies.

2017 Proxy Statement	51

Back to Contents

Required Vote and Recommendation

Approval of this Proposal Three requires the affirmative vote of two-thirds of the outstanding shares of our common stock. Abstentions and broker-non votes will have the same effect as votes against this Proposal Three. If this Proposal Three is not approved, the Board will remain classified.

The Board recommends that you vote “FOR” approving the amendment to the Charter of the Company to eliminate the classified structure of the Board.

2017 Proxy Statement	52

Back to Contents

PROPOSAL FOUR: AMEND THE CHARTER TO IMPLEMENT MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS

At the Annual Meeting, our stockholders will be asked to consider a proposal to approve an amendment to our Charter to implement a majority voting standard in uncontested elections of directors (the “Majority Voting Amendment”).

The proposed amendment would provide that, in an uncontested election of directors, a director nominee would be elected only if the votes cast for the director nominee exceed the votes against the director nominee. Abstentions and broker non-votes would not be counted as votes cast for or against a candidate. If, however, the Board were to determine that an election of directors is “contested,” a plurality voting standard would apply and the director nominees receiving the greatest number of votes would be elected. A “contested” election is an election in which the number of director nominees exceeds the number of directors to be elected.

Our Charter will be amended by adding Section 1(b) to Article VII of our Charter if this Proposal Four is approved. Annex A to this proxy statement shows the changes contemplated by the proposed Majority Voting Amendment.

Additionally, if our stockholders approve this Proposal Four, the Board will adopt a policy requiring any director that does not receive the affirmative vote of the majority of stockholder votes cast in an uncontested director election to submit his or her resignation to the Chairman of the Board. The policy will further require the Nominating and Corporate Governance Committee of the Board to consider the tendered resignation and make a recommendation to the Board as to whether to accept or reject the tendered resignation. Within 90 days after the certification of election results, the Company will publicly disclose the Board’s decision in such a circumstance, and if the Board decides to reject a resignation, additionally disclose the rationale behind the decision.

The description of the proposed Majority Voting Amendment above is only a summary and is qualified in its entirety by reference to the actual text of the proposed Majority Voting Amendment included in Annex A to this proxy statement. If adopted, the amendment to our Charter to implement a majority voting standard in uncontested elections of directors will become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which would occur immediately following the approval of this Proposal Four at the Annual Meeting. If the Majority Voting Amendment becomes effective, our Bylaws would be amended to implement majority voting in uncontested director elections.

Reasons for Implementing Majority Voting

We believe that the adoption of a majority voting standard in uncontested director elections will give our stockholders a greater voice in determining the composition of our Board. In addition, the proposed majority voting standard is consistent with the belief of the Board that it is accountable to the interests of a majority of our stockholders.

We also believe that a plurality voting standard should continue to apply in circumstances in which the number of director nominees exceeds the number of directors to be elected. If a majority voting standard is used in that circumstance, it is possible that not all of the director positions up for election would be filled, since it is possible that no director nominee would receive a majority of the votes cast in his or her election.

Required Vote and Recommendation

Approval of this Proposal Four requires the affirmative vote of two-thirds of the outstanding shares of our common stock. Abstentions and broker-non votes will have the same effect as votes against this Proposal Four. If this Proposal Four is not approved, the directors will continue to be elected by a plurality of the votes cast.

The Board recommends that you vote “FOR” approving the amendment to the Charter of the Company to implement majority voting in uncontested director elections.

2017 Proxy Statement	53

Back to Contents

PROPOSAL FIVE: APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE 2015 EQUITY AND INCENTIVE COMPENSATION PLAN

We are asking stockholders to approve the material terms for qualified performance goals under the CSW Industrials, Inc. 2015 Equity and Incentive Plan (as amended, the “Incentive Plan”), as required by the performance-based compensation rules under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code, as amended (the “Code”).

In September 2015, the Incentive Plan was approved by our Board and our sole stockholder at the time, Capital Southwest Corporation (“CSWC”), in anticipation of our spin-off from CSWC (the “Spin-Off”). In December 2016, and in connection with the Company’s adoption of a Change in Control and Severance Benefit Plan, the Board amended the Incentive Plan to revise the definition of “Change in Control” included in the Incentive Plan. The Incentive Plan affords the Board and the Compensation Committee the flexibility to design equity-based compensatory awards that are responsive to the Company’s business needs and authorizes a variety of awards designed to advance the interests and long-term success of the Company.

This Proposal Five is only seeking approval of the material terms for qualified performance goals under the Incentive Plan, as required by Section 162(m) of the Code. It does not seek to increase the number of shares of common stock that may be issued under the Incentive Plan or to amend any performance objective or other provision of the Incentive Plan.

A copy of the Incentive Plan is attached to this proxy statement as Annex B. The following summary of the material terms of the Incentive Plan does not purport to be a complete description of the Incentive Plan and is qualified in its entirety by reference to the complete text of the Incentive Plan.

Primary Purpose of the Proposal

Stockholders are not being asked to approve the Incentive Plan. Our only reason for submitting the Incentive Plan to stockholders at the Annual Meeting is to obtain stockholder approval of the material terms of the performance goals for qualified performance-based compensation under the Incentive Plan to satisfy the stockholder approval requirements under Section 162(m) of the Code. The material terms of the performance goals are described in more detail below and include:

■

the employees eligible to receive compensation under the Incentive Plan (see “Summary of the Incentive Plan—Eligibility” below),

■

a description of the business criteria on which the performance goals are based (see “—Performance Measures” below) and

■

the maximum amount of compensation that could be paid to an individual employee under the Incentive Plan during a specified period (see “Summary of the Incentive Plan—Individual Limitations” below).

Approval of this Proposal Five is intended to provide us with the ability to structure certain awards so that they may constitute “qualified performance-based compensation” under Section 162(m) of the Code.

Section 162(m) of the Code generally disallows a tax deduction for certain compensation paid to our Chief Executive Officer and to each of our other three most highly compensated executive officers, other than our Chief Financial Officer, in a taxable year to the extent that compensation to such covered employee exceeds $1.0 million for that year. However, some types of compensation, including “qualified performance-based compensation” under Section 162(m) of the Code, are not subject to the deduction limit if the compensation satisfies the requirements of Section 162(m) of the Code. The deduction limit does not apply to compensation paid under a stockholder-approved plan that meets certain requirements for “qualified performance-based compensation” under Section 162(m) of the Code.

While we believe it is in the best interests of the Company and our stockholders to have the ability to potentially grant “qualified performance-based compensation” under the Incentive Plan, we may decide to grant compensation to covered employees that will not qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as “qualified performance-based compensation” for purposes of Section 162(m) of the Code under the Incentive Plan, we cannot guarantee that such compensation will so qualify or will ultimately be deductible by us.

Generally, compensation attributable to options, appreciation rights and other performance-based awards may be deemed to

2017 Proxy Statement	54

Back to Contents

qualify as “qualified performance-based compensation” under Section 162(m) of the Code if certain requirements are met, including but not limited to if:

■

the grant is made by a committee of outside directors for purposes of Section 162(m) of the Code;

■

the plan under which the award is granted states the maximum number of shares with respect to which share-based awards and the maximum amount of cash awards that may be granted to any individual during a specified period of time; and

■

the amount of compensation an individual may receive under the award is based solely on the achievement of one or more pre-established performance goals which incorporate business criteria approved by stockholders (or in the case of options or appreciation rights, the increase in the value of the shares after the date of grant).

Stockholder approval of this Proposal Five is intended to satisfy the stockholder approval requirements of Section 162(m) of the Code.

Performance Measures

The Incentive Plan includes a list of performance measures that the Compensation Committee must use to condition the grant or vesting of a Qualified Performance-Based Award pursuant to the Incentive Plan. The Incentive Plan’s performance measures are as follows (including relative or growth achievement regarding such metrics):

■

Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit — these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition);

■

Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

■

Returns (e.g., profits or cash flow returns on assets, invested capital, net capital employed, and equity);

■

Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables);

■

Profit Margins (e.g., profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds);

■

Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, and total debt ratio);

■

Sales, Margin, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to stockholders, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and

■

Strategic Initiative Key Deliverable Metrics (e.g., one or more of the following objectively determinable goals: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures).

Certain other requirements in the Incentive Plan regarding the use of these performance measures are described below in “Summary of the Incentive Plan—Management Objectives; Qualified Performance-Based Awards.”

In addition to the performance measures, the Incentive Plan also includes certain individual grant limits for equity or incentive awards that can be granted pursuant to the Incentive Plan, as further described below.

Summary of the Incentive Plan

Purpose. The purpose of the Incentive Plan is to attract and retain officers, non-employee directors and other key employees of the Company and its subsidiaries and to provide such persons incentives and rewards for performance.

Administration. The Incentive Plan will be administered by the Compensation Committee or any other committee of the Board that the Board designates to administer the Incentive Plan. The Compensation Committee may from time to time delegate all or any part of its authority under the Incentive Plan to a subcommittee. The Compensation Committee’s interpretation or construction of any Incentive Plan provision will be final and conclusive, including any agreement, certificate, resolution or other evidence that sets forth the terms and conditions of Incentive Plan awards. To the extent permitted by applicable law, the Compensation Committee may delegate administrative duties or powers as it deems advisable to one or more of its members, one or more Company officers, or to one or more agents or advisors.

In addition, and subject to certain restrictions set forth in the Incentive Plan, the Compensation Committee may by resolution authorize one or more officers of the Company to: (1) designate employees to be recipients of Incentive Plan awards; (2) designate current or former employees, officers or directors of CSWC or any of its subsidiaries or any other person who held an equity award granted and outstanding under one of CSWC’s equity compensation plans prior to the Spin-Off (a “CSWC Award

2017 Proxy Statement	55

Back to Contents

Recipient”) to be recipients of Incentive Plan awards (in accordance with the terms of our Employee Matters Agreement with CSWC) in substitution of, or in accordance with, a CSWC equity compensation plan award and the applicable terms of such awards (“replacement awards”); and (3) determine the size of such awards. However, the Compensation Committee may not delegate such responsibilities to officers for awards granted to persons who are officers, non-employee directors or certain employees who are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) or subject to Section 162(m) of the Code.

Eligibility. Any person who is selected by the Compensation Committee to receive benefits under the Incentive Plan, and who is at that time an officer or other key employee of the Company or any of its subsidiaries, is eligible to participate in the Incentive Plan. In addition, persons who provide services to the Company or any of its subsidiaries that are equivalent to those typically provided by an employee (provided that such persons satisfy the Form S-8 definition of “employee”), and non-employee directors of the Company, may also be selected by the Compensation Committee to participate in the Incentive Plan. As of July 5, 2017, there were approximately 35 employees and six non-employee directors of the Company expected to participate in the Incentive Plan.

Shares Available for Incentive Plan Awards. Subject to adjustments provided in the Incentive Plan, the maximum number of shares of our common stock that may be issued or transferred in connection with Incentive Plan awards is limited to 1,230,000 shares in the aggregate. These shares may be of original issuance, treasury shares or a combination of both. Shares subject to an Incentive Plan award that are later canceled or forfeited, expire or are settled in cash (in whole or in part) will be added back to the aggregate share limit and again be available for issuance or transfer under the Incentive Plan. Shares of our common stock subject to “replacement awards” as described above did not reduce or count against the aggregate limit of our shares of common stock available under the Incentive Plan.

Individual Limitations. The Incentive Plan also provides for the following individual limitations, subject to adjustment provided in the Incentive Plan:

■

the aggregate number of shares of our common stock actually issued or transferred upon the exercise of “incentive stock options,” as defined in Section 422 of the Code, will not exceed 1,230,000 shares of common stock;

■

no participant will be granted stock options or stock appreciation rights, in the aggregate, for more than 400,000 shares of common stock during any calendar year;

■

no participant will be granted awards of restricted shares, restricted stock units, performance shares and/or other stock-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, in the aggregate, for more than 400,000 shares of common stock during any calendar year;

■

no participant in any calendar year will receive an award of performance units that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code and/or other awards payable in cash having an aggregate maximum value as of their respective grant dates in excess of $5,000,000;

■

no participant in any calendar year will receive a cash incentive award that is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, having an aggregate maximum value in excess of $5,000,000; and

■

no non-employee director will receive in any calendar year awards in excess of 40,000 shares of common stock.

Share Counting. The aggregate number of shares of common stock available under the Incentive Plan will be reduced by one Common Share for every one Common Share subject to an Incentive Plan award. Subject to certain exceptions described in the Incentive Plan, if any Incentive Plan award is canceled or forfeited, expires or is settled for cash (in whole or in part), the shares of common stock issued or transferred pursuant to, or subject to, the award (as applicable) will again be available for issuance or transfer under the Incentive Plan.

The Incentive Plan further provides that the following shares of common stock will not be added (or added back, as applicable) to the aggregate number of shares of common stock available under the Incentive Plan:

■

shares of common stock tendered or otherwise used in payment of the exercise price of a stock option granted under the Incentive Plan;

■

shares of common stock withheld by us to satisfy a tax withholding obligation; or

■

shares of common stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of stock options granted under the Incentive Plan.

Further, if an Incentive Plan participant has elected to give up the right to receive compensation in exchange for shares of common stock based on fair market value, such shares of common stock will not count against the aggregate number of shares of common stock available under the Incentive Plan.

Shares of common stock issued or transferred pursuant to Incentive Plan awards in substitution for or in conversion of, or in connection with the assumption of, awards held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries may be available for certain Incentive Plan awards. The same would apply for shares available under certain plans that we or our subsidiaries may assume from another entity in connection with corporate transactions. In either case, such shares will not reduce the number of shares available for issuance under the Incentive Plan or be added to the share limits under the Incentive Plan if such award is canceled or forfeited, expires or is settled for cash (in whole or in part).

Types of Incentive Plan Awards. Under the Incentive Plan, we may grant stock options (including “incentive stock options” as defined in Section 422 of the Code), stock appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”), cash incentive awards, performance shares, performance units and certain other awards based on or related to our common stock. The Incentive Plan will permit the Compensation Committee to grant awards that both are and are not intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. The Incentive Plan also provides that awards may be granted subject to certain terms and provisions, including the

2017 Proxy Statement	56

Back to Contents

achievement of certain specified management objectives. Additionally, such terms and provisions may include required periods of continuous service by the participant and may provide for the earlier exercise or vesting, including in the case of retirement, death or disability of the participant or in the event of a Change in Control.

In connection with the Spin-Off, the Board authorized “replacement awards” of Company stock options and restricted shares under the Incentive Plan to replace like awards granted to CSWC Award Recipients prior to the Spin-Off.

■

Stock Options. A stock option is a right to purchase shares of common stock at a given price upon exercise of the right. Incentive Plan stock options may consist of either an incentive stock option, a non-qualified stock option that is not intended to be an “incentive stock option” under Section 422 of the Code, or a combination of both. Incentive stock options may only be granted to employees of the Company or its subsidiaries. Incentive stock options and non-qualified stock options must have an exercise price per share that is not less than the fair market value of a Common Share on the date of grant, except in the limited instances of (1) “replacement awards” and (2) certain awards issued in substitution for, conversion of, or connection with an assumption of stock options held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries. The term of a stock option may not extend more than ten years after the date of grant.

Each grant will specify the form of consideration to be paid to satisfy the exercise price, which could include (1) cash, check, or wire transfer; (2) a transfer of shares of common stock owned by the participant to the Company; (3) net exercise arrangements; (4) a combination of the foregoing; or (5) such other methods as may be approved by the Compensation Committee. To the extent permitted by law, any grant may provide for “cashless exercise”, where payment of the exercise price is deferred and satisfied from the sale proceeds of some or all of the shares to which the exercise relates. Incentive Plan stock options may not provide for dividends or dividend equivalents. The exercise of a stock option will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right (as defined below).

■

Stock Appreciation Rights. The Compensation Committee may grant SARs, which can consist of: (1) Tandem Appreciation Rights relating to stock options granted under the Incentive Plan and (2) Free-Standing Appreciation Rights. A “Tandem Appreciation Right” is a right of a stock option holder to receive an amount determined by the Compensation Committee, expressed as a percentage of the spread between the exercise price of such stock options and the value of the shares of common stock (not exceeding 100%) at the time of exercise. This right is exercised by the stock option holder surrendering the related stock options. Tandem Appreciation Rights may generally be granted at any time prior to the exercise or termination of the related stock options. However, a Tandem Appreciation Right awarded in relation to an incentive stock option must be granted concurrently with the incentive stock option. A “Free-Standing Appreciation Right” is a right of the participant to receive an amount determined by the Compensation Committee, expressed as a percentage of the spread between the base price of such Free-Standing Appreciation Right and the value of the shares of common stock (not exceeding 100%) at the time of exercise.

Each award agreement for a grant of appreciation rights will describe the appreciation rights, identify the related stock options (if applicable), and contain such other terms and provisions, consistent with the Incentive Plan, as the Compensation Committee may approve. An appreciation right may be paid in cash, shares of common stock or any combination of the two.

The base price of a Free-Standing Appreciation Right will be equal to or greater than the fair market value of a Common Share on the date of grant, except in the limited instances of (1) “replacement awards” and (2) awards issued in substitution for, conversion of, or connection with an assumption of appreciation rights held by awardees of an entity engaging in a corporate acquisition or merger with us or any of our subsidiaries. Tandem Appreciation Rights will provide that it may be exercised only at a time when the related stock option is also exercisable and at a time when the spread is positive. The term of a Free-Standing Appreciation Right may not extend more than ten years from the date of grant. No Incentive Plan SARs may provide for dividends or dividend equivalents.

■

Restricted Stock. Restricted stock grants are an immediate transfer of common share ownership to the participant in consideration for the performance of services. Restricted stock entitles a participant to dividend, voting and other ownership rights, subject to a substantial risk of forfeiture and other restrictions on transfer for a period of time or until certain management objectives are achieved, in each case as determined by the Compensation Committee. Each such grant or sale of restricted stock may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value per Common Share on the date of grant.

Any grant of restricted stock may require that any and all dividends or distributions paid on restricted stock that remain subject to a substantial risk of forfeiture be automatically deferred and/or reinvested in additional shares of restricted stock, which will be subject to the same restrictions as the underlying restricted stock. Any such dividends or other distributions on restricted stock will be deferred until, and paid contingent upon, the vesting of such restricted stock. However, dividends or other distributions on restricted stock with restrictions that lapse as a result of the achievement of a performance objective will be deferred until, and paid contingent upon, the achievement of the applicable performance objective.

Restricted stock may provide for continued vesting or the earlier termination of restrictions on such restricted stock, except in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the participant or a Change in Control) to the extent such provisions would result in the loss of the award’s exemption under Section 162(m) of the Code.

■

Restricted Stock Units. RSUs constitute an agreement by the Company to deliver shares of common stock, cash, or a combination of the two, to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of management objectives) during the restriction

2017 Proxy Statement	57

Back to Contents

period as the Compensation Committee may specify. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by the participant that is less than the fair market value of shares of common stock on the date of grant.

RSUs may provide for the earlier lapse or other modification of the restriction period, except in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the participant or a Change in Control) to the extent such provisions would result in the loss of the award’s exemption under Section 162(m) of the Code.

During the restriction period, the participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the shares of common stock underlying the RSUs, including voting rights. Rights to dividend equivalents may be made part of any RSU award at the discretion of the Compensation Committee, on either a current or deferred and contingent basis, either in cash or in additional shares of common stock. However, dividend equivalents or other distributions on shares of common stock underlying the RSUs with restrictions that lapse as a result of the achievement of performance objectives will be deferred until, and paid upon, the achievement of the applicable performance objectives. Each grant or sale of RSUs will specify the time and manner of payment of the RSUs that have been earned and will specify that the amount payable with respect thereto will be paid by the Company in shares of common stock or cash, or a combination of the two.

■

Cash Incentive Awards, Performance Shares, and Performance Units. Performance shares, performance units and cash incentive awards may also be granted to participants under the Incentive Plan. A performance share is a bookkeeping entry that records the equivalent of a Common Share, and a performance unit is a bookkeeping entry that records a unit equivalent to $1.00 or such other value as determined by the Compensation Committee. Each grant will specify the number or amount of performance shares or performance units, or the amount payable with respect to a cash incentive award being awarded, which number or amount may be subject to adjustment to reflect changes in compensation or other factors. However, no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the participant or a Change in Control) where such action would result in the loss of the award’s exemption under Section 162(m) of the Code.

These awards become payable to participants based upon of the achievement of specified management objectives and such other terms and conditions as the Compensation Committee determines at the time of grant. For management objectives, each grant may specify a minimum acceptable level of achievement and may set forth a formula for determining the number of performance shares or performance units, or the amount payable with respect to a cash incentive award, that will be earned if performance is at or above the minimum or threshold levels, or is at or above the target levels but falls short of maximum achievement. Each grant will specify the time and manner of payment of a cash incentive award, performance shares or performance units that have been earned. Any grant may specify that the amount payable with respect to such grant may be paid by the Company in cash, shares of common stock, restricted stock or RSUs, or in any combination of the same.

Any grant of performance shares may provide for the payment of dividend equivalents in cash or in additional shares of common stock, subject to deferral and payment on a contingent basis based on the participant earning the subject performance shares. The performance period for each cash incentive award or performance share or performance unit will be a period of time determined by the Compensation Committee and within which the management objectives relating to such award are to be achieved. The performance period may be subject to continued vesting or earlier lapse or modification. However, no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the participant or a Change in Control) where such action would result in the loss of the award’s exemption under Section 162(m) of the Code.

■

Other Awards. The Compensation Committee may, subject to limitations under applicable law and under the Incentive Plan, grant to any participant shares of common stock or such other awards (“Other Awards”) that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock or factors that may influence the value of such shares of common stock. These Other Awards could include, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon performance of the Company or specified affiliated companies or business units or any other factors designated by the Compensation Committee, and awards valued by reference to the book value of the shares of common stock, the value of affiliated companies’ securities, or the performance of affiliated companies or other business units. The terms and conditions of any such awards will be determined by the Compensation Committee. Shares of common stock delivered under an award in the nature of a purchase right granted under the Incentive Plan will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, shares of common stock, other awards, notes or other property, as the Compensation Committee determines.

In addition, the Compensation Committee may grant cash awards, as an element of or supplement to any other awards granted under the Incentive Plan. The Compensation Committee may also grant shares of common stock as a bonus, or may grant other awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the Incentive Plan or under other plans or compensatory arrangements, subject to terms determined by the Compensation Committee, in a manner than complies with Section 409A of the Code.

Change in Control. The Incentive Plan includes a definition of “Change in Control.” In general, except as otherwise provided for in an award agreement, a “Change in Control” will be deemed to have occurred upon the occurrence of any of the following events:

■

any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person(s)) “beneficial ownership”

2017 Proxy Statement	58

Back to Contents

(as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of 33 1/3% or more of (1) the then outstanding Common Stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally on the election of directors of the Company;

■

any “person” or “group” acquires “beneficial ownership”, directly or indirectly, of securities of the Company that, together with securities held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the securities of the Company;

■

individuals who at any time during the term of the Incentive Plan constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, except that any person later becoming a director whose election or nomination for election was approved by a vote of at least 75% of the directors comprising the Incumbent Board, and whose election or nomination was not in connection with any other transaction or event described in this definition of “Change of Control” or in connection with an actual or threatened proxy contest relating to the election of directors of the Company is considered a member of the Incumbent Board;

■

any consolidation or merger to which the Company is a party, if following such consolidation or merger, stockholders of the Company immediately prior to such consolidation or merger shall not beneficially own securities representing at least a majority of (1) the then outstanding common stock and (2) the combined voting power of the then outstanding voting securities, of the surviving or continuing corporation;

■

any sale, lease, exchange or other transfer (in one transaction or in a series of related transactions occurring during the twelve-month period ending on the date of the most recent transaction) of a majority of the assets of the Company, other than to an entity (or entities) of which the Company or the stockholders of the Company beneficially own securities representing at least a majority of (1) the then outstanding common equity and (2) the combined voting power of the voting securities;

■

the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

■

any other event specified by the Board, regardless of whether at the time an award is granted or thereafter.

For purposes of any award or payment that provides for a deferral of compensation under Section 409A of the Code, to the extent the impact of a Change in Control on such award or payment would subject a Participant to additional taxes under Section 409A, a Change in Control for purposes of such award or payment will mean both a Change in Control (as defined above) and a “change in control event” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

Management Objectives; Qualified Performance-Based Awards. The Incentive Plan permits the Company to grant both Qualified Performance-Based Awards and awards that are not intended to be Qualified Performance-Based Awards, and provides that the awards set forth above generally may be granted subject to the achievement of specified management objectives.

Management objectives are defined as the measurable performance objective or objectives established pursuant to the Incentive Plan for participants who have received Incentive Plan awards. Management objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or of one or more of the subsidiaries, divisions, departments, regions, functions or other organizational units within the Company or its subsidiaries. The management objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance objectives themselves. Under the Incentive Plan, the management objectives applicable to any Qualified Performance-Based Award to a covered employee must be based on one or more, or a combination, of the performance measures listed above under “Primary Purpose of the Proposal” beginning on page 54.

Additionally, in the case of a Qualified Performance-Based Award, each management objective must be objectively determinable to the extent required under Section 162(m) of the Code and will exclude the effects of certain designated items identified at the time of grant, unless otherwise determined by the Compensation Committee and to the extent consistent with Section 162(m) of the Code. If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, the Compensation Committee may in its discretion modify such management objectives or the related minimum acceptable levels of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable. This discretion to modify does not extend to a Qualified Performance-Based Award (other than in connection with a Change in Control of the Company) where such action would result in the loss of the award’s exemption under Section 162(m) of the Code.

Transferability of Awards. Except as otherwise provided by the Compensation Committee, no Incentive Plan award or dividend equivalents paid with respect to Incentive Plan awards will be transferable by a participant except by will or the laws of descent and distribution. In no event will any Incentive Plan award be transferred for value. Except as otherwise determined by the Compensation Committee, stock options and appreciation rights will be exercisable during the participant’s lifetime only by him or her or, in the event of the participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the participant in a fiduciary capacity under state law or court supervision.

The Compensation Committee may specify on the grant date that all or part of the shares of common stock that are subject to Incentive Plan awards will be subject to further restrictions on transfer.

Adjustments; Corporate Transactions. The Compensation Committee will make or provide for adjustments in Incentive Plan award terms, as the Compensation Committee in its sole discretion, exercised in good faith, determines to be equitably required to prevent dilution or enlargement of participants’ or optionees’ rights. Such changes in rights can result from (1) stock dividends, stock splits, combinations of shares, recapitalizations or other changes in the Company’s capital structure; (2) mergers,

2017 Proxy Statement	59

Back to Contents

consolidations, spin-offs, reorganizations, partial or complete liquidations or other distributions of assets, issuances of rights or warrants to purchase securities; or (3) any other corporate transaction or event having a similar effect.

If any such transaction or event, or a Change in Control, occurs, the Compensation Committee will provide alternative consideration (including cash), if any, in substitution for any or all outstanding Incentive Plan awards as it shall in good faith determine to be equitable under the circumstances. The Compensation Committee shall also require the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option or SAR with an exercise price or base price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Compensation Committee may in its discretion elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR. The Compensation Committee will make or provide for such adjustments in the numbers of shares of common stock available for issuance under the Incentive Plan and the share limits of the Incentive Plan, as the Compensation Committee in its sole discretion determines in good faith to be appropriate in connection with such transaction or event. However, any adjustment to the limit on the number of shares of common stock that may be issued upon exercise of Incentive Stock Options will be made only if and to the extent such adjustment would not cause any Incentive Stock Option to fail to qualify as such.

Prohibition on Repricing. Except in connection with certain corporate transactions or changes in the capital structure of the Company, stockholder approval is required to amend the terms of outstanding Incentive Plan awards to (1) reduce the exercise price or base price of outstanding stock options or appreciation rights, respectively, or (2) cancel outstanding stock options or appreciation rights in exchange for cash, Other Awards or stock options or appreciation rights with a lower exercise price or base price, as applicable, than the original. The Incentive Plan specifically provides that this provision is intended to prohibit the repricing of “underwater” stock options and appreciation rights, and it may not be amended without approval by our stockholders.

Detrimental Activity and Recapture. Any award agreement may provide for the cancellation or forfeiture and repayment to us of any award or gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as the Compensation Committee determines by from time to time, if any participant, either during employment or other service with us or a subsidiary or within a specified period after such employment or service, engages in any detrimental activity. In addition, any award agreement may provide for an award’s cancellation or forfeiture, or the forfeiture and repayment of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Compensation Committee or under Section 10D of the Exchange Act and any applicable rules and regulations promulgated by the SEC or any national securities exchange or national securities association on which the Company’s common stock may be traded.

Grants to Non-U.S. Based Participants. The Compensation Committee may provide for special terms for awards to participants who are foreign nationals, who are employed by the Company or any of its subsidiaries outside of the United States of America, or who provide services to the Company under an agreement with a foreign nation or agency, as the Compensation Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Compensation Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Incentive Plan (including without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, on condition that no such special terms, supplements, amendments or restatements will include any provisions that are inconsistent with the terms of the Incentive Plan as then in effect, unless the Incentive Plan could have been amended to eliminate such inconsistency without further approval by our stockholders.

Withholding. To the extent the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the Incentive Plan, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements for payment of the balance of such required withholding taxes. Such arrangements may include relinquishment of a portion of such benefit, in the discretion of the Compensation Committee. If a participant’s benefit is to be received in the form of shares of common stock, and such participant fails to make arrangements for the payment of tax, then we will withhold such shares of common stock having a value equal to the required withholding amount, unless otherwise determined by the Compensation Committee. When a participant is required to pay the Company a required withholding amount under applicable tax laws, the participant may elect to satisfy the obligation by (1) withholding shares of common stock from the shares required to be delivered to the participant, having a value equal to the required withholding amount or (2) delivering to us other shares of common stock held by such participant, in each case unless otherwise determined by the Compensation Committee. The shares used for tax or other withholding will be valued at an amount equal to the market value of such shares of common stock on the date the benefit is to be included in participant’s income. In no event will the market value of the shares of common stock to be withheld and delivered pursuant to the Incentive Plan to satisfy applicable withholding taxes exceed the minimum amount of taxes required to be withheld in connection with the benefit. Participants will also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of shares of common stock acquired upon the exercise of stock options.

No Right to Continued Employment. The Incentive Plan does not confer upon any participant any right with respect to continuance of employment or service with the Company or any of its subsidiaries.

Amendment and Termination of the Incentive Plan. The Board may amend the Incentive Plan from time to time in whole or in part. However, if any amendment would (1) materially increase the benefits accruing to participants under the Incentive Plan, (2) materially increase the number of shares that may be issued under the Incentive Plan, (3) materially modify the requirements for participation in the Incentive Plan, or (4) otherwise require our stockholders’ approval to comply with applicable law or the rules

2017 Proxy Statement	60

Back to Contents

of the NASDAQ Stock Market, then such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

Further, subject to the Incentive Plan’s prohibition on repricing, the Compensation Committee may amend the terms of any award prospectively or retroactively, except in the case of Qualified Performance-Based Award (other than in connection with the participant’s death or disability, or a Change in Control) where such action would result in the award losing an intended exemption under Section 162(m) of the Code. Except in the case of certain adjustments permitted under the Incentive Plan, no such amendment may be made that would impair the rights of any participant without his or her consent. If permitted by Section 409A of the Code and Section 162(m) of the Code, and subject to certain other limitations set forth in the Incentive Plan, and including in the case of termination of employment due to death, disability or retirement, in the case of unforeseeable emergency or other special circumstances or in the event of a Change in Control, the Compensation Committee may accelerate the vesting of certain awards granted under the Incentive Plan (except that with respect to Qualified Performance-Based Awards, no such action may be taken if it would result in the award’s loss of the exemption under Section 162(m) of the Code).

The Board may terminate the Incentive Plan at any time in its discretion. Termination of the Incentive Plan will not affect the rights of participants or their successors under any awards outstanding and not exercised in full on the date of termination. No grant will be made under the Incentive Plan on or after the tenth anniversary of the effective date of the Incentive Plan, but all grants made prior to such date will continue in effect thereafter subject to their terms and the terms of the Incentive Plan.

Future Awards Under the Long Term Incentive Program. The granting of Incentive Plan awards is subject to the discretion of the Compensation Committee. Accordingly, as of July 5, 2017, the type or amount of awards, if any, that will be received by or allocated to the following persons or groups under the Incentive Plan in the future are not determinable: (1) our chief executive officer, (2) each of our other named executive officers, (3) our executive officers as a group, (4) our non-employee directors as a group, and (5) our employees (other than our executive officers) as a group.

U.S. Federal Income Tax

The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Incentive Plan based on Federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal Five and not for Incentive Plan participants, is not intended to be complete and does not describe Federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.

Tax Consequences to Participants

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the recipient for such restricted stock) at such time as the shares of restricted stock are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to shares of restricted stock that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received.

Nonqualified Stock Options. In general:

■

no income will be recognized by an optionee at the time a non-qualified stock option is granted;

■

at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the exercise price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and

■

at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in alternative minimum tax liability. If shares of common stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the optionee as a

2017 Proxy Statement	61

Back to Contents

long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of common stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Appreciation Rights. No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Shares of common stock received on the exercise.

Restricted Stock Units. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

Tax Consequences to the Company or its Subsidiaries

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code. In this regard, certain types of Incentive Plan awards, such as restricted stock and RSUs that are solely time-vested, cannot qualify as performance-based awards under Section 162(m) of the Code, and in other cases awards may fail to qualify if all requirements for qualification are not met in connection with such awards.

Required Vote and Recommendation

The proposal to approve the material terms of the performance goals of the CSW Industrials, Inc. 2015 Equity and Incentive Plan, the full text of which is attached as Annex B to this proxy statement, requires the affirmative vote of a majority of the votes cast in person or represented by proxy. Abstentions will not count as votes cast on this Proposal Five. Additionally, broker non-votes will not be considered to have voted on the proposal and therefore will have no effect on this Proposal Five.

If the Company’s stockholders approve the material terms of the performance goals for qualified performance awards under the Incentive Plan, assuming that all other requirements under Section 162(m) of the Code are met, we may be able to obtain tax deductions with respect to awards issued under the Incentive Plan to our covered employees without regard to the limitations of Section 162(m) of the Code until the earlier of the 2022 annual meeting of stockholders or the date on which the terms of the performance goals under the Incentive Plan are modified. If the Company’s stockholders do not approve this Proposal Five, the Company will generally be limited in its ability to make certain performance-based awards.

The Board recommends that you vote “FOR” approving the material terms of the performance goals under the CSW Industrials, Inc. 2015 Equity and Incentive Plan.

2017 Proxy Statement	62

Back to Contents

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information related to our Incentive Plan under which our equity securities are authorized for issuance. The Incentive Plan was initially approved by the Company’s sole stockholder, CSWC, prior to consummation of the Spin-Off.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Option, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by securities holders	251,635	$ 24.44	1,024,695
Equity compensation plans not approved by securities holders	—	—	—
TOTAL	251,635	$ 24.44	1,024,695
(1)

Represents stock option awards issued in conversion of CSWC stock option awards granted prior to the Spin-Off. These Spin-Off related conversion awards were separately authorized under the Incentive Plan, but are not included in the 1,230,000 shares available for awards under the Incentive Plan. No stock option awards have been granted by the Company under the Incentive Plan’s 1,230,000 share authorization.

2017 Proxy Statement	63

Back to Contents

PROPOSAL SIX: RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2018

The Audit Committee has approved Grant Thornton LLP (“GT”) to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2018.

We are asking our stockholders to ratify the appointment of GT as our independent registered public accounting firm. Although stockholder ratification is not required by our Bylaws or otherwise, the Board is submitting this proposal for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee may consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote and Recommendation

The proposal to ratify the appointment of GT to serve as the Company’s independent registered public accounting firm for fiscal 2018 requires the affirmative vote of a majority of the votes cast in person or represented by proxy. Abstentions will not count as votes cast on this proposal. Therefore, abstentions will have no effect on the proposal. Additionally, broker non-votes will not be considered to have voted on this proposal, and therefore will have no effect on the proposal. The individuals named as proxies on the enclosed proxy card will vote your proxy “FOR” ratifying the appointment of GT unless you instruct otherwise on the proxy or unless you withhold authority to vote.

The Board recommends that you vote “FOR” the ratification of appointment of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal 2018.

2017 Proxy Statement	64

Back to Contents

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of the Company is comprised of four independent directors: William Quinn (Chair), Terry Johnston, Robert Swartz and Kent Sweezey. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee met five times in fiscal 2017.

Management has primary responsibility for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on this audit. The Audit Committee’s responsibility is to monitor and oversee this process, including the engagement of the independent auditors, the pre-approval of their annual audit plan and the review of their annual audit report.

In this context, the Audit Committee has reviewed and held detailed discussions with management, including the executive leadership team and internal audit staff, on the Company’s consolidated financial statements and matters relating to the Company’s internal control over financial reporting. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and that these statements fairly present the financial condition and results of operations of the Company for the period described. The Audit Committee has relied upon this representation without any independent verification, except for the work of GT, the Company’s independent registered public accounting firm. The Audit Committee also discussed these statements with GT, both with and without management present, and has relied upon their reported opinion on these financial statements.

The Audit Committee further discussed with GT matters required to be discussed by Auditing Standard No. 1301, “Communication with Audit Committees” as adopted by the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee received from GT the written disclosures and letter required by applicable requirements of the PCAOB regarding GT’s communications with the Audit Committee concerning its independence, and has discussed with GT its independence from the Company and its management.

Based on these reviews and discussions, including the Audit Committee’s specific review with management of the Company’s Annual Report and based upon the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report filed with the SEC.

William Quinn, Chair
Terry Johnston
Robert Swartz
Kent Sweezey

2017 Proxy Statement	65

Back to Contents

OTHER AUDIT INFORMATION

Relationship with Independent Registered Public Accounting Firm

The Audit Committee appointed Grant Thornton LLP (“GT”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017. In this role, GT audits the financial statements of the Company. Representatives from GT will be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders. They will have the opportunity to make a statement if they desire to do so.

Audit and Non-Audit Fees and Services

The following table summarizes the aggregate fees (excluding value added taxes) for professional services incurred by the Company for the audits of its 2016 financial statements and other fees billed to the Company by GT in 2016. In general, the Company retains GT for services that are related to or an extension of the Company’s annual audit.

	2017	2016
Audit Fees(1)	$ 1,486,319	$699,337
Audit Related Fees(2)	87,730	14,300
Total Audit Related Fees	1,574,049	713,637
Tax Compliance	150,653	161,727
Tax Consulting/Advisory	―	―
Total Tax Fees	150,653	161,727
All Other Fees	―	―
TOTAL FEES	$ 1,724,702	$875,364
(1)

Represents fees for the audit of our annual financial statements, internal controls and review of our quarterly financial statements.

(2)

Represents professional services provided in connection with our employee stock ownership plan, the audit of the legacy pension plan for our employees, and due diligence services relating to acquisitions.

The Audit Committee pre-approved all of the audit and non-audit fees described above for the year ended March 31, 2017 in accordance with its approval policy discussed below.

Audit Committee Approval Policy

The Audit Committee approves all proposed services and related fees to be rendered by the Company’s independent registered public accounting firm prior to their engagement. Services to be provided by the Company’s independent registered public accounting firm generally include audit services, audit-related services and certain tax services. All fees for the annual audit or audit-related services to be performed by the Company’s independent registered public accounting firm are itemized for the purposes of approval. The Audit Committee approves the scope and timing of the external audit plan for the Company and focuses on any matters that may affect the scope of the audit or the independence of the Company’s independent registered public accounting firm. In that regard, the Audit Committee receives certain representations from the Company’s independent registered public accounting firm regarding their independence and permissibility under the applicable laws and regulations of any services provided to the Company outside the scope of those otherwise allowed.

The Audit Committee may delegate its approval authority to the Chairman of the Audit Committee to the extent allowed by law. In the case of any delegation, the Chairman must disclose all approval determinations to the full Audit Committee as soon as possible after such determinations have been made.

2017 Proxy Statement	66

Back to Contents

OTHER MATTERS

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

2017 Proxy Statement	67

Back to Contents

ANNEX A CHARTER AMENDMENTS TO DECLASSIFY THE BOARD OF DIRECTORS AND IMPLEMENT MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS

ARTICLE VII DIRECTORS

Section 1. Number, Election, and Terms of Directors.

(a)

Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Preferred Stock Designation, the number of the directors of the Company will not be less than three nor more than nine and will be fixed from time to time in the manner provided in the Bylaws of the Company. The directors, other than those who may be elected by the holders of any series of Preferred Stock, will be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, designated as Class I, Class II and Class III~~. At any meeting of stockholders at which directors are to be elected, the number of directors elected may not exceed the greatest number of directors then in~~, with the term of office ~~in any~~ of one class ~~of directors. The directors first appointed to Class I will hold office for a term expiring at the annual meeting of stockholders to be held in 2016; the directors first appointed to Class II will hold office for a term expiring at the annual meeting of stockholders to be held in 2017; and the directors first appointed to Class III will hold office for a term expiring at~~ expiring each year. Notwithstanding the foregoing, effective as of the annual meeting of stockholders to be held in 2018~~, with the members of each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Company, the successors to the class of directors whose term expires at that meeting will be elected by plurality vote of all votes cast at such meeting to hold office for a term expiring at the~~ and at each annual meeting of stockholders ~~held in the third year following the year of their election. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additiona~~l thereafter, except for directors elected under circumstances specified in a Preferred Stock Designation, ~~directors may~~ each director to be elected ~~by the stockholders only at an~~ at any such annual meeting shall be elected to serve until the next annual meeting of stockholders and until his or her successor shall be elected and qualified; provided, however, that any director who prior to the annual meeting of stockholders in 2018 was elected to a term that continues beyond the date of the annual meeting of stockholders in 2018, shall continue to serve as a director for the remainder of his or her elected term or until his or her death, resignation, disqualification or removal (each such director, including any director appointed to fill a vacancy caused by the death, resignation, disqualification, removal or other cause of such director, a “Classified Director” provided that any such director shall cease to be a Classified Director upon the expiration of the term to which he or she was most recently elected or appointed). As a result, effective as of the annual meeting of stockholders in 2020, the Board will no longer be classified under Section 141(d) of the DGCL and directors shall no longer be divided into classes.

(b)

In an uncontested election of directors at a meeting of stockholders, each director will be elected by an affirmative vote of the majority of the votes cast with respect to the director at such meeting of the stockholders. In a contested election of directors at a meeting of the stockholders, each director will be elected by a plurality vote of the votes cast at such meeting of the stockholders. For purposes hereof, (i) a “majority of the votes cast” with respect to a director means the number of votes for the director exceeds the number of votes withheld from the director and (ii) an election of directors will be considered “contested” if, as of the record date for the applicable meeting of the stockholders, there are more nominees for election than positions on the Board to be filled by election at such meeting of the stockholders. All other elections of directors will be considered “uncontested.”

(c)

Election of directors of the Company need not be by written ballot unless requested by the Chairman or by the holders of a majority of the Voting Stock present in person or represented by proxy at a meeting of the stockholders at which directors are to be elected. If authorized by the Board, such requirement of written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

Section 2. Nomination of Director Candidates. Advance notice of stockholder nominations for the election of directors must be given in the manner provided in the Bylaws of the Company.

Section 3. Newly Created Directorships and Vacancies. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under circumstances specified in a Preferred Stock Designation, newly created directorships resulting

2017 Proxy Statement	A-1

Back to Contents

from any increase in the authorized number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause ~~will~~ may be filled ~~solely~~ only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. ~~Any~~ Each director elected ~~in accordance with the preceding sentence will~~ to fill a vacancy shall hold office for the ~~remainder of the full term of the class of directors in which the new directorship was created or the~~ unexpired term in respect of which such vacancy occurred ~~and until such~~. Each director~~’s successor has been~~ elected ~~and qualified~~ or appointed to fill any newly created directorship following the annual meeting of stockholders in 2017 shall hold office for a term expiring at the next annual meeting of stockholders. No decrease in the authorized number of directors constituting the Board ~~may~~ will shorten the term of any incumbent director.

Section 4. Removal. Subject to the rights, if any, of the holders of any series of Preferred Stock specified in a Preferred Stock Designation, any ~~director~~ Classified Director may be removed from office ~~by the stockholders~~ only for cause ~~and only in the manner provided in this Article VII, Section 4. At any annual meeting or special meeting of the stockholders, the notice which identifies the director or directors proposed to be removed and states that the removal of a director or directors is among the purposes of the meeting,~~ by the affirmative vote of the holders of at least two thirds of the voting power of the outstanding Voting Stock, voting together as a single class, ~~may remove such director or directors for cause~~ at any annual meeting or special meeting of the stockholders, the notice of which identifies any Classified Director proposed to be removed and states that the removal of such Classified Director is among the purposes of the meeting. Any director that is not a Classified Director may be removed with or without cause by the affirmative vote of at least two thirds of the voting power of the outstanding Voting Stock, voting together as a single class.

2017 Proxy Statement	A-2

Back to Contents

ANNEX B CSW INDUSTRIALS, INC. AMENDED AND RESTATED 2015 EQUITY AND INCENTIVE COMPENSATION PLAN

Recitals:

The CSW Industrials, Inc. 2015 Equity and Incentive Compensation Plan was originally adopted by the Board (as defined herein), and approved by Capital Southwest Corporation (as sole shareholder) in September 2015, prior to the Distribution Date (as defined herein).

On December 9, 2016, the Board of Directors approved amendments to Section 12 of the Plan, and this Amended and Restated 2015 Equity and Incentive Compensation Plan reflects such amendments.

1.

Purpose. The purpose of this Plan is to attract and retain officers, non-employee Directors, officers and other key employees of the Company and its Subsidiaries and to provide to such persons incentives and rewards for performance. In addition, this Plan permits the issuance of awards in substitution for awards relating to common shares of Capital Southwest immediately prior to the Share Distribution, in accordance with the terms of the Employee Matters Agreement.

2.

Definitions. As used in this Plan:

(a)

“Affiliate” means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company as determined by the Committee or the Board, as applicable, in its discretion.

(b)

“Appreciation Right” means a right granted pursuant to Section 5 of this Plan, and will include both Free-Standing Appreciation Rights and Tandem Appreciation Rights.

(c)

“Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the awards granted under this Plan. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant. With respect to Replacement Awards, the term also includes any memorandum or summary of terms that may be specified by the Committee, together with any award agreement under any Capital Southwest Plan that may be referred to therein.

(d)

“Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right or a Tandem Appreciation Right.

(e)

“Board” means the Board of Directors of the Company.

(f)

“Capital Southwest” means Capital Southwest Corporation, a Texas corporation.

(g)

“Capital Southwest Participant” means a current or former employee, officer or director of Capital Southwest or any of its Subsidiaries or any other person who holds a stock option, incentive award or restricted share award granted and outstanding under a Capital Southwest Plan as of the date immediately prior to the Distribution Date.

(h)

“Capital Southwest Plan” means the Capital Southwest 2009 Stock Incentive Plan, Capital Southwest 2010 Restricted Stock Award Plan and the Capital Southwest 2014 Executive Compensation Plan, or any similar or predecessor plans or agreements sponsored or entered into by Capital Southwest or any of its Subsidiaries including any phantom equity incentive award agreements, under which any awards remain outstanding as of the date immediately prior to the Distribution Date.

(i)

“Cash Incentive Award” means a cash award granted pursuant to Section 8 of this Plan.

(j)

“Change in Control” has the meaning set forth in Section 12 of this Plan.

(k)

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(l)

“Committee” means the Compensation Committee of the Board (or its successor(s)), or any other committee of the Board designated by the Board to administer this Plan pursuant to Section 10 of this Plan consisting solely of no fewer than two Non-Employee Directors; provided, however, that prior to the initial formation of the Compensation Committee of the Board, references in this Plan to the Committee will be deemed to be references to the Board.

(m)

“Common Shares” means the common shares, par value $.01 per share, of the Company or any security into which such common shares may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

(n)

“Company” means CSW Industrials, Inc., a Delaware corporation, and its successors.

(o)

“Covered Employee” means a Participant who is, or is determined by the Committee to be likely to become, a “covered employee” within the meaning of

2017 Proxy Statement	B-1

Back to Contents

Section 162(m) of the Code (or any successor provision).

(p)

“Date of Grant” means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units, Cash Incentive Awards, or other awards contemplated by Section 9 of this Plan, or a grant or sale of Restricted Shares, Restricted Stock Units, or other awards contemplated by Section 9 of this Plan, will become effective (which date will not be earlier than the date on which the Committee (or its authorized delegate) takes action with respect thereto).

(q)

“Distribution Date” means the effective date of the distribution, in connection with the Share Distribution, of the Common Shares to the holders of common shares of Capital Southwest.

(r)

“Director” means a member of the Board.

(s)

“Employee Matters Agreement” means that certain Employee Matters Agreement entered by and between the Company and Capital Southwest in connection with the Share Distribution, dated September 8, 2015.

(t)

“Effective Date” means the Distribution Date.

(u)

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(v)

“Free-Standing Appreciation Right” means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

(w)

“Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

(x)

“Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares, Restricted Stock Units, dividend equivalents or other awards contemplated by Section 9 of this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of one or more of the Subsidiaries, divisions, departments, regions, functions or other organizational units within the Company or its Subsidiaries. The Management Objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance objectives themselves. The Committee may grant awards subject to Management Objectives that are either Qualified Performance-Based Awards or are not Qualified Performance-Based Awards. The Management Objectives applicable to any Qualified Performance-Based Award to a Covered Employee will be based on one or more, or a combination, of the following metrics (including relative or growth achievement regarding such metrics):

(i)

Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit – these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition);

(ii)

Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

(iii)

Returns (e.g., profits or cash flow returns on assets, invested capital, net capital employed, and equity);

(iv)

Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales in inventory, and days’ sales in payables);

(v)

Profit Margins (e.g., profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds);

(vi)

Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, and total debt ratio);

(vii)

Sales, Margin, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to stockholders, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and

(viii)

Strategic Initiative Key Deliverable Metrics (e.g., one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures).

In the case of a Qualified Performance-Based Award, each Management Objective will be objectively determinable to the extent required under Section 162(m) of the Code, and, unless otherwise determined by the Committee and to the extent consistent with Code Section 162(m), will exclude the

2017 Proxy Statement	B-2

Back to Contents

effects of certain designated items identified at the time of grant. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Qualified Performance-Based Award (other than in connection with a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such Covered Employee. Notwithstanding the foregoing, with respect to a Replacement Award, “Management Objectives” shall mean any performance objectives defined in the applicable Award Agreement.

(y)

“Market Value per Share” means, as of any particular date, the closing price of a Common Share as reported for that date on the NASDAQ Stock Market, LLC or, if the Common Shares are not then listed on the NASDAQ Stock Market, LLC, on any other national securities exchange on which the Common Shares are listed, or if there are no sales on such date, on the next preceding trading day during which a sale occurred. If there is no regular public trading market for the Common Shares, then the Market Value per Share shall be the fair market value as determined in good faith by the Committee. The Committee is authorized to adopt another fair market value pricing method provided such method is stated in the Award Agreement and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(z)

“Non-Employee Director” means a person who is a “Non-Employee Director” of the Company within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder by the U.S. Department of the Treasury.

(aa)

“Optionee” means the optionee named in an Award Agreement evidencing an outstanding Option Right.

(bb)

“Option Price” means the purchase price payable on exercise of an Option Right.

(cc)

“Option Right” means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

(dd)

“Participant” means a person who is selected by the Committee to receive benefits under this Plan and who is at the time (i) an officer or other key employee of the Company or any Subsidiary, (ii) a person who provides services to the Company or a Subsidiary that are equivalent to those typically provided by an employee (provided that such person satisfies the Form S-8 definition of an “employee”), or (iii) a non-employee Director. Notwithstanding any provision of this Plan to the contrary, the term “Participant” shall include a Capital Southwest Participant; provided that, pursuant to Section 23, a Capital Southwest Participant who is not otherwise eligible to be a Participant pursuant to the previous sentences of this definition may receive only Replacement Awards.

(ee)

“Performance Period” means, in respect of Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares, dividend equivalents or other awards contemplated by Section 9 of this Plan, a period of time established by the Committee within which the Management Objectives relating to such Performance Shares, Performance Units or Cash Incentive Awards or, when so determined by the Committee, Option Rights, Appreciation Rights, Restricted Shares, dividend equivalents or other awards contemplated by Section 9 of this Plan are to be achieved.

(ff)

“Performance Share” means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

(gg)

“Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Committee.

(hh)

“Plan” means this 2015 Equity and Incentive Compensation Plan.

(ii)

“Qualified Performance-Based Award” means any Cash Incentive Award or award of Performance Shares, Performance Units, Restricted Shares, Restricted Stock Units or other awards contemplated under Section 9 of this Plan, or portion of such award, to a Covered Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code.

(jj)

“Replacement Award” means an award that is issued under this Plan in accordance with the terms of the Employee Matters Agreement in substitution of, or in accordance with, a stock option, restricted share or incentive award that was granted under a Capital Southwest Plan. Notwithstanding anything in this Plan to the contrary, the Replacement Awards will reflect substantially the original terms of the awards being adjusted, and they need not comply with other specific terms of this Plan.

(kk)

“Restricted Shares” means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(ll)

“Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 of this Plan.

2017 Proxy Statement	B-3

Back to Contents

(mm)

“Restricted Stock Units” means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares, cash or a combination thereof at the end of a specified period.

(nn)

“Share Distribution” means the spin-off of the Company pursuant to a distribution to the holders of common stock of Capital Southwest of all Common Shares issued and outstanding as of the Distribution Date.

(oo)

“Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

(pp)

“Stockholder” means an individual or entity that owns one or more Common Shares.

(qq)

“Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50% of the total combined Voting Power represented by all classes of stock issued by such corporation.

(rr)

“Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.

(ss)

“Voting Power” means at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors in the case of the Company, or members of the board of directors or similar body in the case of another entity.

3.

Shares Available Under the Plan.

(a)

Maximum Shares Available Under Plan.

(i)

Subject to adjustment as provided in Section 11 of this Plan, the number of Common Shares that may be issued or transferred (A) upon the exercise of Option Rights or Appreciation Rights, (B) as Restricted Shares and released from substantial risks of forfeiture thereof, (C) in payment of Restricted Stock Units, (D) in payment of Performance Shares or Performance Units that have been earned, (E) as awards contemplated by Section 9 of this Plan, or (F) in payment of dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate 1,230,000 Common Shares, plus any Common Shares that become available under this Plan as a result of forfeiture, cancellation, expiration, or cash settlement of awards, as provided in Section 3(b) below. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii)

The aggregate number of Common Shares available for issuance or transfer under Section 3(a)(i) of this Plan will be reduced by one Common Share for every Common Share issued or transferred upon exercise of an Option Right or Appreciation Right granted under this Plan or issued or transferred in connection with an award other than an Option Right or Appreciation Right granted under this Plan. Subject to the provisions of Section 3(b) of this Plan, Common Shares covered by an award granted under this Plan will not be counted as used unless and until they are actually issued or transferred.

(b)

Share Counting Rules.

(i)

If any Common Shares issued or transferred pursuant to an award granted under this Plan are forfeited, or an award granted under this Plan is canceled or forfeited, expires or is settled for cash (in whole or in part), the Common Shares issued or transferred pursuant to, or subject to, such award (as applicable) will, to the extent of such cancellation, forfeiture, expiration, or cash settlement, be available for issuance or transfer under Section 3(a) above.

(ii)

Notwithstanding anything to the contrary contained in this Section 3, the following Common Shares will not be added to the aggregate number of Common Shares available for issuance or transfer under Section 3(a) above: (A) Common Shares tendered or otherwise used in payment of the Option Price of an Option Right; (B) Common Shares withheld or otherwise used by the Company to satisfy a tax withholding obligation; and (C) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Option Rights. In addition, if, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Common Shares based on fair market value, such Common Shares will not count against the aggregate plan limit under Section 3(a) above.

(c)

Limit on Incentive Stock Options. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 11 of this Plan, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 1,230,000 Common Shares.

2017 Proxy Statement	B-4

Back to Contents

(d)

Individual Participant Limits. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, and subject to adjustment as provided in Section 11 of this Plan:

(i)

No Participant will be granted Option Rights and/or Appreciation Rights, in the aggregate, for more than 400,000 Common Shares during any calendar year.

(ii)

No Participant will be granted Qualified Performance-Based Awards of Restricted Shares, Restricted Stock Units, Performance Shares and/or other awards under Section 9 of this Plan, in the aggregate, for more than 400,000 Common Shares during any calendar year.

(iii)

In no event will any Participant in any calendar year receive Qualified Performance-Based Awards of Performance Units and/or other awards payable in cash under Section 9 of this Plan having an aggregate maximum value as of their respective Dates of Grant in excess of $5,000,000.

(iv)

In no event will any Participant in any calendar year receive Qualified Performance-Based Awards that are Cash Incentive Awards having an aggregate maximum value in excess of $5,000,000.

(v)

No non-employee Director will be granted, in any period of one calendar, awards under the plan in excess of 40,000 Common Shares.

4.

Option Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)

Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b)

Each grant will specify an Option Price per share, which (except with respect to Replacement Awards or awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant.

(c)

Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee (or other consideration authorized pursuant to Section 4(d) of this Plan) having a value at the time of exercise equal to the total Option Price, (iii) subject to any conditions or limitations established by the Committee, the Company’s withholding of Common Shares otherwise issuable upon exercise of an Option Right pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the Common Shares so withheld will not be treated as issued and acquired by the Company upon such exercise), (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Committee.

(d)

To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(e)

Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f)

Each grant may specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable, and any such grant may provide for the earlier exercise of such Option Rights, including in the event of the retirement, death or disability of a Participant or a Change in Control.

(g)

Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h)

Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(i)

The exercise of an Option Right will result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

(j)

No Option Right will be exercisable more than 10 years from the Date of Grant.

(k)

Option Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(l)

Each grant of Option Rights will be evidenced by an Award Agreement. Each Award Agreement will be subject to this Plan and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

5.

Appreciation Rights.

(a)

The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company

2017 Proxy Statement	B-5

Back to Contents

an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Committee, which will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise.

(b)

Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(i)

Each grant may specify that the amount payable on exercise of an Appreciation Right will be paid by the Company in cash, Common Shares or any combination thereof.

(ii)

Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant.

(iii)

Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv)

Each grant of Appreciation Rights may specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary before the Appreciation Rights or installments thereof will become exercisable, and any such grant of Appreciation Rights may provide for the earlier exercise of such Appreciation Rights, in the event of the retirement, death or disability of a Participant or a Change in Control.

(v)

Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vi)

Each grant of Appreciation Rights will be evidenced by an Award Agreement, which Award Agreement will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

(c)

Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

(d)

Appreciation Rights granted under this Plan may not provide for any dividends or dividend equivalents thereon.

(e)

Regarding Free-Standing Appreciation Rights only:

(i)

Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which (except with respect to Replacement Awards or awards under Section 22 of this Plan) may not be less than the Market Value per Share on the Date of Grant;

(ii)

Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

(iii)

No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6.

Restricted Shares. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)

Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referenced.

(b)

Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c)

Each such grant or sale will provide that the Restricted Shares covered by such grant or sale will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee at the Date of Grant or until achievement of Management Objectives referred to in subparagraph (e) below.

(d)

Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares will be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

(e)

Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Shares.

2017 Proxy Statement	B-6

Back to Contents

(f)

Each grant of Restricted Shares may specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary before the termination of restrictions on such Restricted Shares, and any such grant or sale of Restricted Shares may provide for the earlier termination of restrictions on such Restricted Shares, including in the event of the retirement, death or disability of a Participant or a Change in Control. Notwithstanding any provision of the Plan to the contrary, no award of Restricted Shares intended to be a Qualified Performance-Based Award will provide for such early termination of restrictions (other than in connection with the death or disability of the Participant or a Change in Control) to the extent such provisions would cause such award to fail to be a Qualified Performance-Based Award.

(g)

Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award; provided, however, that dividends or other distributions on Restricted Shares with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

(h)

Each grant or sale of Restricted Shares will be evidenced by an Award Agreement and will contain such terms and provisions, consistent with this Plan, as the Committee may approve. Unless otherwise directed by the Committee, (i) all certificates representing Restricted Shares will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such shares or (ii) all Restricted Shares will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such Restricted Shares.

7.

Restricted Stock Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)

Each such grant or sale will constitute the agreement by the Company to deliver Common Shares or cash, or a combination thereof, to the Participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Committee may specify.

(b)

Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c)

Each grant or sale of Restricted Stock Units may specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary before the termination of restrictions on such Restricted Stock Units, and any such grant or sale of Restricted Stock Units may provide for the earlier lapse or other modification of the Restriction Period, including in the event of the retirement, death or disability of a Participant or a Change in Control. Notwithstanding any provision of the Plan to the contrary, no award of Restricted Stock Units intended to be a Qualified Performance-Based Award will provide for such early lapse or modification of the Restriction Period (other than in connection with the death or disability of the Participant or a Change in Control) to the extent such provisions would cause such award to fail to be a Qualified Performance-Based Award.

(d)

During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Common Shares deliverable upon payment of the Restricted Stock Units and will have no right to vote them, but the Committee may, at the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional Common Shares; provided, however, that dividend equivalents or other distributions on Common Shares underlying Restricted Stock Units with restrictions that lapse as a result of the achievement of Management Objectives will be deferred until and paid contingent upon the achievement of the applicable Management Objectives.

(e)

Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Common Shares or cash, or a combination thereof.

(f)

Each grant or sale of Restricted Stock Units will be evidenced by an Award Agreement and will contain such terms and provisions, consistent with this Plan, as the Committee may approve.

8.

Cash Incentive Awards, Performance Shares and Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting of Cash Incentive Awards, Performance Shares and Performance Units. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)

Each grant will specify the number or amount of Performance Shares or Performance Units, or amount payable with respect to Cash Incentive Awards, to which it pertains, which number or amount may be

2017 Proxy Statement	B-7

Back to Contents

subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the Participant or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b)

The Performance Period with respect to each Cash Incentive Award, Performance Share or Performance Unit will be such period of time as will be determined by the Committee at the time of grant, and any such grant of Performance Shares, Performance Units or Cash Incentive Award may provide for the earlier lapse or other modification, of the Performance Period, including in the event of the retirement, death or disability of a Participant or a Change in Control. Notwithstanding any provision of the Plan to the contrary, no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the Participant or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(c)

Any grant of Cash Incentive Awards, Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level or levels of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units, or amount payable with respect to Cash Incentive Awards, that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(d)

Each grant will specify the time and manner of payment of Cash Incentive Awards, Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares, in Restricted Shares or Restricted Stock Units or in any combination thereof.

(e)

Any grant of Cash Incentive Awards, Performance Shares or Performance Units may specify that the amount payable or the number of Common Shares or Restricted Shares or Restricted Stock Units with respect thereto may not exceed a maximum specified by the Committee at the Date of Grant.

(f)

The Committee may, at the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof either in cash or in additional Common Shares, subject in all cases to deferral and payment on a contingent basis based on the Participant’s earning of the Performance Shares with respect to which such dividend equivalents are paid.

(g)

Each grant of Cash Incentive Awards, Performance Shares or Performance Units will be evidenced by an Award Agreement and will contain such other terms and provisions, consistent with this Plan, as the Committee may approve.

9.

Other Awards.

(a)

Subject to applicable law and the applicable limits set forth in Section 3 of this Plan, the Committee may grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of the Common Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Committee will determine the terms and conditions of such awards, including any Management Objectives, if applicable. Common Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 9 will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, Common Shares, other awards, notes or other property, as the Committee determines.

(b)

Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 9.

(c)

The Committee may grant Common Shares as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Committee in a manner that complies with Section 409A of the Code.

(d)

Each grant of an award under this Section 9 may specify the period or periods of continuous services by the Participant with the Company or any Subsidiary that is necessary before such award is earned, vested, or no longer subject to applicable restrictions, and any grant of an award under this Section 9 may provide for the earlier earning or vesting of, or elimination of restrictions applicable to, such award, including in the event of the retirement, death or disability of the Participant or a Change in Control. Notwithstanding any provision of this Plan to the contrary, no such adjustment will be made in the case of a Qualified Performance-Based Award (other than in connection with the death or disability of the Participant or a

2017 Proxy Statement	B-8

Back to Contents

Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such event, the Award Agreement will specify the time and terms of delivery.

10.

Administration of this Plan.

(a)

This Plan will be administered by the Committee. The Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof. To the extent of any such delegation, references in this Plan to the Committee will be deemed to be references to such subcommittee.

(b)

The interpretation and construction by the Committee of any provision of this Plan or of any Award Agreement (or related documents) and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan Section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.

(c)

To the extent permitted by law, the Committee may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Committee, the subcommittee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee, the subcommittee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Committee: (i) designate employees to be recipients of awards under this Plan; (ii) designate Capital Southwest Participants to be recipients of Replacement Awards and the applicable terms and number of Common Shares subject to such Replacement Awards; and (iii) determine the size of any such awards; provided, however, that (A) the Committee will not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, Director, or more than 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act, or any Covered Employee; (B) the resolution providing for such authorization sets forth the total number of Common Shares such officer(s) may grant; and (C) the officer(s) will report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.

11.

Adjustments. The Committee shall make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of Common Shares covered by other awards granted pursuant to Section 9 hereof, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, in the kind of shares covered thereby, in Cash Incentive Awards, and in other award terms, as the Committee, in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change in Control, the Committee shall provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, shall determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price greater than the consideration offered in connection with any such transaction or event or Change in Control, the Committee may in its discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Committee shall also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, shall determine is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c) will be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail to so qualify.

12.

Change in Control. For purposes of this Plan, except as may be otherwise prescribed by the Committee in an Award Agreement made under this Plan, a “Change in Control” will be deemed to have occurred upon the occurrence (after the Effective Date) of any of the following events:

(a)

any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person(s)) “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of 33 1/3% or more of (i) the then outstanding Common Stock of the Company or (ii) the combined voting power of the then outstanding voting securities

2017 Proxy Statement	B-9

Back to Contents

of the Company entitled to vote generally on the election of directors of the Company;

(b)

any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) acquires “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company that, together with securities held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the securities of the Company;

(c)

individuals who at any time during the term of this Agreement constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least 75% of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination), and whose election or nomination was not in connection with any transaction described in subsections (a), (b), (d), (e) or (f) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company shall be, for purposes of this clause (c), considered as though such person were a member of the Incumbent Board;

(d)

any consolidation or merger to which the Company is a party, if following such consolidation or merger, stockholders of the Company immediately prior to such consolidation or merger shall not beneficially own securities representing at least a majority of (i) the then outstanding common stock and (ii) the combined voting power of the then outstanding voting securities, of the surviving or continuing corporation;

(e)

any sale, lease, exchange or other transfer (in one transaction or in a series of related transactions occurring during the twelve-month period ending on the date of the most recent transaction) of a majority of the assets of the Company, other than to an entity (or entities) of which the Company or the stockholders of the Company immediately following such transaction beneficially own securities representing at least a majority of (i) the then outstanding common equity and (ii) the combined voting power of the then outstanding voting securities;

(f)

the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(g)

any other event specified by the Board, regardless of whether at the time an Award is granted or thereafter.

For purposes of any award or payment that provides for a deferral of compensation under Section 409A of the Code, to the extent the impact of a Change in Control on such award or payment would subject a Participant to additional taxes under Section 409A, a Change in Control for purposes of such award or payment will mean both a Change in Control (as defined above) and a “change in control event” within the meaning of Treas. Reg. § 1.409A-3(i)(5).

13.

Detrimental Activity and Recapture Provisions. Any Award Agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time, if a Participant, either (a) during employment or other service with the Company or a Subsidiary or (b) within a specified period after termination of such employment or service, shall engage in any detrimental activity. In addition, notwithstanding anything in this Plan to the contrary, any Award Agreement may also provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Common Shares may be traded.

14.

Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the Stockholders.

15.

Transferability.

(a)

Except as otherwise determined by the Committee, no Option Right, Appreciation Right, Restricted Shares, Restricted Stock Unit, Performance Share, Performance Unit, Cash Incentive Award, award contemplated by Section 9 of this Plan or dividend equivalents paid with respect to awards made under this Plan will be transferable by the Participant except by will or the laws of descent and distribution. In no event will any such award granted under the Plan be transferred for value. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal

2017 Proxy Statement	B-10

Back to Contents

incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law or court supervision.

(b)

The Committee may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

16.

Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Common Shares, and such Participant fails to make arrangements for the payment of tax, then, unless otherwise determined by the Committee, the Company will withhold Common Shares having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect, unless otherwise determined by the Committee, to satisfy the obligation, in whole or in part, by having withheld, from the shares required to be delivered to the Participant, Common Shares having a value equal to the amount required to be withheld or by delivering to the Company other Common Shares held by such Participant. The shares used for tax withholding will be valued at an amount equal to the market value of such Common Shares on the date the benefit is to be included in Participant’s income. In no event will the market value of the Common Shares to be withheld and delivered pursuant to this Section to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants will also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of Common Shares acquired upon the exercise of Option Rights.

17.

Compliance with Section 409A of the Code.

(a)

To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)

Neither a Participant nor any of a Participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its Subsidiaries.

(c)

If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the fifth business day of the seventh month after such separation from service.

(d)

Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

18.

Amendments.

(a)

The Board may at any time and from time to time amend this Plan in whole or in part; provided, however, that if an amendment to this Plan (i) would materially increase the benefits accruing to participants under this Plan, (ii) would materially increase the number of

2017 Proxy Statement	B-11

Back to Contents

securities which may be issued under this Plan, (iii) would materially modify the requirements for participation in this Plan, or (iv) must otherwise be approved by the Stockholders in order to comply with applicable law or the rules of the NASDAQ Stock Market, LLC or, if the Common Shares are not traded on the NASDAQ Stock Market, LLC, the principal national securities exchange upon which the Common Shares are traded or quoted, then, such amendment will be subject to Stockholder approval and will not be effective unless and until such approval has been obtained.

(b)

Except in connection with a corporate transaction or event described in Section 11 of this Plan, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without Stockholder approval. This Section 18(b) is intended to prohibit the repricing of “underwater” Option Rights and Appreciation Rights and will not be construed to prohibit the adjustments provided for in Section 11 of this Plan. Notwithstanding any provision of this Plan to the contrary, this Section 18(b) may not be amended without approval by the Stockholders.

(c)

If permitted by Section 409A of the Code and Section 162(m) of the Code, but subject to the paragraph that follows, including in the case of termination of employment by reason of death, disability or retirement, or in the case of unforeseeable emergency or other special circumstances or in the event of a Change in Control, to the extent a Participant holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Cash Incentive Awards, Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 9 subject to any vesting schedule or transfer restriction, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 15(b) of this Plan, the Committee may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Cash Incentive Awards, Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award, except in the case of a Qualified Performance-Based Award where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(d)

Subject to Section 18(b) hereof, the Committee may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of a Qualified Performance-Based Award (other than in connection with the Participant’s death or disability, or a Change in Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Qualified Performance-Based Award. Subject to Section 11 above, no such amendment will impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

19.

Governing Law. This Plan and all grants and awards and actions taken hereunder will be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

20.

Effective Date/Termination. This Plan will be effective as of the Effective Date. No grant will be made under this Plan on or after the tenth anniversary of the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

21.

Miscellaneous Provisions.

(a)

The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

(b)

This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c)

Except with respect to Section 21(e), to the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d)

No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the

2017 Proxy Statement	B-12

Back to Contents

regulations of any duly constituted authority having jurisdiction over this Plan.

(e)

Absence on leave approved by a duly constituted officer of the Company or any of its Subsidiaries will not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder.

(f)

No Participant will have any rights as a Stockholder with respect to any Common Shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

(g)

The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h)

Except with respect to Option Rights and Appreciation Rights, the Committee may permit Participants to elect to defer the issuance of Common Share under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan and which are intended to comply with the requirements of Section 409A of the Code. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

(i)

If any provision of this Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify this Plan or any award under any law deemed applicable by the Committee, such provision will be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it will be stricken and the remainder of this Plan will remain in full force and effect.

22.

Stock-Based Awards in Substitution for Option Rights or Awards Granted by Other Company. Notwithstanding anything in this Plan to the contrary:

(a)

Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed, substituted or converted and need not comply with other specific terms of this Plan, and may account for Common Shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

(b)

In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by stockholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under the Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.

(c)

Any Common Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) above will not reduce the Common Shares available for issuance or transfer under the Plan or otherwise count against the limits contained in Section 3 of the Plan. In addition, no Common Shares that are issued or transferred by, or that are subject to any awards that are granted by, or become obligations of, the Company under Sections 22(a) or 22(b) above will be added to the aggregate plan limit contained in Section 3 of the Plan.

23.

Capital Southwest Awards.

(a)

The Company is authorized to issue Replacement Awards to Capital Southwest Participants in connection with the adjustment and replacement by Capital Southwest of certain stock options, restricted share awards and incentive awards previously granted by Capital Southwest under a Capital Southwest Plan. Notwithstanding any other provision of this Plan to the contrary, the number of Common Shares to be subject to a Replacement Award and the other terms and conditions of each Replacement Award, including option exercise price, as applicable, shall be determined by the Committee, all in accordance with the terms of the Employee Matters Agreement.

(b)

Any Common Shares that are issued by, or that are subject to any Replacement Awards that are granted by, the Company under Section 23(a) above will not reduce the Common Shares available for issuance or transfer under the Plan or otherwise count against the limits contained in Section 3 of the Plan. In addition, no Common Shares that are issued by, or that are subject to any Replacement Awards that are granted by, the Company under Section 23(a) above will be added to the aggregate plan limit contained in Section 3 of the Plan.

2017 Proxy Statement	B-13

Back to Contents

Back to Contents

Map and Driving Directions to

Hilton Dallas Lincoln Centre

Instructions from Dallas/Fort Worth International Airport (DFW):

■

Take the north exit from the airport to I-635 heading east

■

Exit Dallas Parkway/Montfort Drive/Dallas North Tollway South/Inwood Road and continue on the access road

■

The Hilton Dallas Lincoln Centre is on the right, just past the Dallas North Tollway

Instructions from Downtown Dallas:

■

Take the Dallas North Tollway heading north

■

Exit Harvest Hill Road and turn right onto Harvest Hill Road

■

The Hilton Dallas Lincoln Centre is on the left

Back to Contents

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Linda Livingstone   02) William Quinn

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

	For	Against	Abstain
2. To approve, by non-binding vote, executive compensation.	☐	☐	☐
3. The amendment of the charter to eliminate the classified structure of the Board of Directors.	☐	☐	☐
4. The amendment of the charter to implement majority voting in uncontested director elections.	☐	☐	☐
5. To approve the material terms of the performance goals under the 2015 Equity and Incentive Compensation Plan.	☐	☐	☐
6. The ratification of Grant Thornton LLP to serve as independent registered public accounting firm for the fiscal year ended March 31, 2018.	☐	☐	☐

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made this proxy will be voted FOR items 1, 2, 3, 4, 5 and 6. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

0000340539_1 R1.0.1.15

Back to Contents

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com.

CSW INDUSTRIALS, INC.

This proxy is solicited on behalf of the Board of Directors

Annual Meeting of Stockholders

August 15, 2017

The stockholder(s) hereby appoint(s) Joseph Armes and Robert Swartz, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CSW INDUSTRIALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 9:00 a.m., Central Time on August 15, 2017, at the Hilton Dallas Lincoln Centre, and any adjournment or postponement thereof.

Participants holding shares in the CSW Industrials, Inc. ESOP: By marking, signing and dating this card or submitting your voting instruction by telephone or internet, you are instructing Evercore Trust Company, N.A., the ESOP trustee, to vote the shares of CSW Industrials, Inc. common stock allocated to your ESOP account as instructed. All voting instructions from ESOP plan participants must be received no later than 11:59 P.M. Eastern Time on August 10, 2017. If your instructions are not received by such time, your ESOP shares will be voted as directed by the CSW Industrials, Inc. ESOP Committee.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4, 5 AND 6.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000340539_2 R1.0.1.15